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As filed with the Securities and Exchange Commission on September 22, 2014

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐ PRE-EFFECTIVE AMENDMENT NO.
☐ POST-EFFECTIVE AMENDMENT NO.
☐ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

CAREY CREDIT INCOME FUND - SERIES 2015 T
(Exact name of Registrant as Specified in Charter)

50 Rockefeller Plaza, New York, New York 10020
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (212) 492-1100

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
(Name and Address of Agent for Service)

Copies of information to:

Richard Horowitz, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Telephone: (212) 698-3500
Facsimile: (212) 698-3599

        Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

        If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than Securities offered in connection with a dividend reinvestment plan, check the following box. ☒

        It is proposed that this filing will become effective (check appropriate box):

        ☐    when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee (1)

Common Stock, $0.001 par value per share	$200,000,000	$25,760.00

(1)
Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED SEPTEMBER 22, 2014

Carey Credit Income Fund - Series 2015 T

A Business Development Company

Minimum Offering of 105,000 Common Shares
Maximum Offering of 21,000,000 Common Shares

         Carey Credit Income Fund - Series 2015 T is an externally managed, non-diversified closed-end management investment company that intends to qualify as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). We are managed by Carey Credit Advisors, LLC and Guggenheim Partners Investment Management, LLC (collectively, the "Advisors"), both of which are registered as investment advisers with the Securities and Exchange Commission (the "SEC"). We intend to elect to be treated, beginning with our first taxable year ending [December 31, 2015], and intend to qualify annually thereafter, as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code").

         Our investment objectives are to provide our shareholders with current income, capital preservation and, to a lesser extent, long-term capital appreciation. We will seek to achieve our investment objectives by investing substantially all of our assets in Carey Credit Income Fund (the "Master Fund"), an externally managed, non-diversified closed-end management investment company that intends to qualify as a BDC under the 1940 Act. The Master Fund is managed by the Advisors and intends to elect to be treated, beginning with its first taxable year ending [December 31, 2015], and intends to qualify annually thereafter, as a RIC under the Code. The Master Fund has the same investment objectives and strategies as us. All investments will be made at the Master Fund level. Thus, our investment results will correspond directly to the investment results of the Master Fund.

         We are offering on a best efforts, continuous basis up to 21,000,000 of our common shares of beneficial interest ("common shares") at an initial public offering price of $9.52 per share. However, if our net asset value increases above our net proceeds per share as stated in this prospectus, we will sell our shares at a higher price as necessary to ensure that shares are not sold at a net price, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. Also, if our net asset value per share declines below 97.5% of the public offering price, net of sales load, then, subject to certain conditions, we may suspend selling shares until the net asset value per share is greater than 97.5% of the public offering price, net of sales load. Accordingly, subscriptions for this offering will be for a specific dollar amount rather than a specified quantity of shares, which may result in subscribers receiving fractional shares rather than full share amounts.

         This is our initial public offering and there has been no public market for, or historical valuation of, our common shares. We intend to offer our common shares for a one year offering period, unless our Board of Trustees decides to extend the offering for an additional one year period, in which case we would file one or more post-effective amendments to our registration statement to allow us to continue this offering. We reserve the right to change our investment and operating policies without shareholder approval, except to the extent such approval is required by the 1940 Act.

         Our offering period will end on or before December 31, 2015. We will have a finite term of no more than five years from the closing of our offering (contemplated to be December 31, 2020). At any time W. P. Carey may recommend to our Board of Trustees that it approve a complete liquidity event, and in any event will make such a recommendation no later than December 31, 2020. See "Shareholder Liquidity Strategy."

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  An investment in our shares is not suitable for you if you might need access to the money you invest in the foreseeable future.

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  We do not intend to list our shares on any securities exchange during the offering period and we do not expect a secondary market in the shares to develop.

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  Our Board of Trustees may implement a share repurchase program, but only a limited number of shares will be eligible for repurchase. In addition, any such repurchases will be at a price equal to our then current net asset value which may be more or less than the price you paid for your shares. Accordingly, you may not have access to the money you invest for a long period of time.

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  We have a finite term and may liquidate our assets at a time that is disadvantageous based on adverse market conditions, which may result in our incurring losses on our investments.

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  Our distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to you through distributions will be distributed after payment of fees and expenses of the Company.

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  Our distributions may also be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, which will be subject to repayment to our affiliates. Significant portions of these distributions may not be based on our investment performance and such waivers and reimbursements by our affiliates may not continue in the future. If our affiliates do not agree to reimburse certain of our expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions may come from offering proceeds or borrowings. The repayment of any amounts owed to our affiliates will reduce the future distributions to which you would otherwise be entitled.

         We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

         Investing in our common shares may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See "Risk Factors" to read about the risks you should consider before buying our common shares.

         Our common shares are highly illiquid and appropriate only as a long-term investment. An investment in our common shares should be considered only by investors who can assess and bear the high degree of illiquidity and other substantial risks associated with such an investment. See "Suitability Standards" and "Risk Factors." Depending upon the terms and pricing of any additional offerings and the value of our investments, you may experience dilution in the book value and fair value of your shares. See "Risk Factors – Risks Related to an Investment in Our Common Shares – A shareholder's interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us." for more information.

         This prospectus contains important information about us that a prospective investor should know before investing in our common shares. Please read this prospectus before investing and keep it for future reference. We will also file with the SEC annual, quarterly, and current reports; proxy statements; and other information regarding us. You may obtain a copy of any of these filings free of charge, make shareholder inquiries or request other information about us, by contacting us by mail at 50 Rockefeller Plaza, New York, New York 10020 or by telephone at1-800-WP CAREY. These documents are also available without charge at our website at [            ]. The SEC maintains a web site (www.sec.gov) that contains information regarding us.

	Per Share (1)	Maximum Offering Amount (1)
Initial Public Offering Price	$9.52	$200,000,000
Sales load (2)	$0.52	$11,000,000
Net proceeds to us (before expenses) (3)	$9.00	$189,000,000
(1)
Assumes all shares are sold at the initial public offering price per share, which is subject to adjustment based upon, among other things, our net asset value per share.
(2)
The sales load includes up to 3% of the price per share for sales commissions, and up to 2.5% of the price per share for dealer manager fees, neither of which will be paid by you for shares issued pursuant to our Distribution Reinvestment Plan.
(3)
In addition to the sales load, we estimate that we will incur in connection with this offering approximately $[            ] million of expenses (approximately 1.5% of the gross proceeds) if the maximum number of common shares is sold at $9.52 per share.

         Because you will pay net asset value per share plus a sales load of up to 5.5% and offering expenses of up to 1.5%, if you invest $100 in our shares and pay the full sales load, at least $93.00 but less than $100.00 of your investment will actually be available to us for investment purposes. As a result, based on the initial public offering price of $9.52, you would have to experience an overall total return on your investment of between 7% and 9% in order to recover the maximum sales load. See "Use of Proceeds."

         Neither the SEC, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in our shares is NOT a bank deposit and is NOT insured by the Federal Deposit Insurance Corporation or any other government agency.

[            ], 2014

ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement we have filed with the SEC, in connection with a continuous offering process, to raise capital for us. As we make material investments or have other material developments, we will periodically file a prospectus supplement or may amend this prospectus to add, update or change information contained in this prospectus. Shares will be offered at an initial public offering price of $9.52 per share. We will seek to avoid interruptions in the continuous offering of our common shares; we may, however, to the extent permitted or required under the rules and regulations of the SEC, supplement the prospectus or file an amendment to the registration statement with the SEC if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus. However, there can be no assurance that our continuous offering will not be interrupted during the SEC's review of any such registration statement amendment.

        In addition, if the net asset value per share were to decline below 97.5% of the public offering price, net of sales load, for ten continuous business days (for this purpose, any day on which the principal stock markets in the United States are open for business), then, unless and until our Board of Trustees determines otherwise, we will voluntarily suspend selling shares in this offering until the net asset value per share is greater than 97.5% of the public offering price, net of sales load.

        Promptly following any such adjustment to the offering price per share we will file an amendment to the registration statement with the SEC disclosing the adjusted offering price and we will also post the updated information on our website at [            ].

        You should rely only on the information contained in this prospectus. Our Dealer Manager is Carey Financial, LLC, which we refer to in this prospectus as our Dealer Manager. Neither we nor our Dealer Manager has authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common shares. If there is a material change in our affairs, we will amend or supplement this prospectus. Any statement that we make in this prospectus may be modified or superseded by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus, all prospectus supplements and the related registration statement exhibits, together with additional information described under "Additional Information."

        We maintain a website at [            ]. Information contained on our website is not incorporated by reference into this prospectus and you should not consider that information to be part of this prospectus.

MASTER/FEEDER STRUCTURE

        We will serve as a feeder fund in a master/feeder structure in that we will invest substantially all of our assets in the common shares of the Master Fund, a separate externally managed, non-diversified closed-end management investment company with the same investment objectives and strategies as our investment objectives and strategies. We have a Board of Trustees that has overall responsibility for overseeing our management and operations. The same Trustees also serve on the Master Fund's Board of Trustees where they have the overall responsibility for overseeing the Master Fund's management and operations. See "Management of the Company and the Master Fund."

        While the Master Fund will be continuously offered and have an infinite life, our offering period will end on or before December 31, 2015. We will also have a finite term of five years from the closing of our offering (contemplated to be December 31, 2020). Other feeder funds may be created over time that will invest substantially all of their assets in the common shares of the Master Fund.

i

        The Master Fund will make the investments described in this prospectus with the proceeds it receives from the sale of our shares, the sale of the shares of Carey Credit Income Fund—Series 2015 A and any other BDCs registered under the 1940 Act which have a principal investment strategy of investing substantially all of their assets in the Master Fund.

        The investment advisor to the Master Fund is Carey Credit Advisors, LLC ("W. P. Carey"). W. P. Carey oversees the management of the Master Fund's activities and is responsible for making investment decisions for the Master Fund's portfolio as well as overseeing the administrative services needed to operate the Master Fund. See "Company Profile – Our Advisors." W. P. Carey has engaged Guggenheim Partners Investment Management, LLC ('Guggenheim") to act as the Master Fund's Sub-Advisor. Guggenheim will assist W. P. Carey in identifying investment opportunities, will make investment recommendations for approval by W. P. Carey and will execute on its trading strategies subject to guidelines set by W. P. Carey. See "Company Profile – Our Advisors."

SUITABILITY STANDARDS

        Our common shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for initial shareholders in this offering which require that a purchaser of shares have either:

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  a gross annual income of at least $70,000 and a net worth of at least $70,000, or

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  a net worth of at least $250,000.

        For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor's home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

        Those selling shares on our behalf, and selected dealers and registered investment advisers recommending the purchase of shares, are required to make every reasonable effort to determine that the purchase of shares is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor's financial situation and investment objectives and must maintain records for at least six years of the information used to determine that an investment in the shares is suitable and appropriate for each investor. In making this determination, the selected dealer, authorized representative or other person selling shares will, based on a review of the information provided by the investor, consider whether the investor:

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  meets the minimum income and net worth standards established in the investor's state;

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  can reasonably benefit from an investment in our common shares based on the investor's overall investment objectives and portfolio structure;

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  is able to bear the economic risk of the investment based on the investor's overall financial situation, including the risk that the investor may lose its entire investment; and

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  has an apparent understanding of the following:

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  the fundamental risks of the investment;

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  the lack of liquidity of the shares;

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  the restrictions on transferability of the shares;

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  the background and qualification of our Advisors; and

ii

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    the tax consequences of the investment.

        In purchasing shares, custodians or trustees of employee pension benefit plans or Individual Retirement Accounts ("IRAs") may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act ("ERISA"), or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

        In addition to investors who meet the minimum income and net worth requirements set forth above, our shares may be sold to financial institutions that qualify as "institutional investors" under the state securities laws of the state in which they reside. "Institutional investor" is generally defined to include banks, insurance companies, and investment companies as defined in the 1940 Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase shares will be required to confirm that it is an "institutional investor" under applicable state securities laws.

        In addition to the suitability standards established herein, a selected dealer may impose additional suitability requirements to which an investor could be subject.

iii

PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read carefully the entire prospectus, including the section entitled "Risk Factors," before making a decision to invest in our common shares. Unless otherwise noted, the terms "we," "us," "our," and "Company" refer to Carey Credit Income Fund - Series 2015 T. We refer to Carey Credit Income Fund as the "Master Fund." As we are a feeder fund in a master/feeder structure, all references to our portfolio/investments, our investment process or investment strategies and our risks refer to the Master Fund's portfolio/investments, the Master Fund's investment process or investment strategies and the Master Fund's risks. Similarly, all references to our investment advisors or our Advisors, our management fee and our incentive fees refer to the Master Fund's investment advisors or Advisors, the management fee payable by the Master Fund and the incentive fees payable by the Master Fund. We refer to Carey Credit Advisors, LLC as "W. P. Carey." We refer to Carey Financial, LLC as our "Dealer Manager." We refer to Guggenheim Partners LLC as "Guggenheim Partners." We refer to Guggenheim Partners Investment Management, LLC as "Guggenheim." W. P. Carey and Guggenheim serve as our investment advisors and are collectively referred to as our "Advisors."

Our Company

        We are a non-diversified closed-end management investment company that will elect to be treated as a BDC under the 1940 Act. Formed as a Delaware statutory trust on September 5, 2014, we are externally managed by W. P. Carey and Guggenheim, which are collectively responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Both of our Advisors are registered as investment advisers with the SEC. We intend to elect to be treated, beginning with our first taxable year ending [December 31, 2015], and intend to qualify annually thereafter, as a RIC under the Code.

        Our investment objectives are to provide our shareholders with current income, capital preservation and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objectives by investing primarily in large, privately-negotiated, loans to private middle market U.S. companies. Specifically, we expect a typical borrower to have earnings before interest taxes depreciation and amortization ("EBITDA") of $10 million to $50 million and our typical loan size to range from $20 million to $120 million. We seek to invest in businesses that have a strong reason to exist and have demonstrated competitive and strategic advantages. These companies generally possess distinguishing business characteristics such as a leading competitive position in a well-defined market niche, unique brands, sustainable profitability and cash flow, and experienced management. We anticipate that our investments will sit senior in a borrower's capital structure and have re-payment priority over other parts of a borrower's capital structure. By investing in a more senior point of a borrower's capital structure we expect to gain superior principal protection with less risk which provides the opportunity for a better risk /return profile with similar returns to that of a typical middle market or private equity alternative investment. In addition to privately-negotiated loans we intend to invest in opportunities that are originated by various intermediaries where we are able to play a differentiated role gaining outsized allocation, influencing structure, pricing, and fees compared to the broader market. This could include more broadly syndicated assets such as bank loans and corporate bonds. In this instance, we intend to leverage our Advisors' leadership to act alongside banks and other intermediaries to de-risk execution prior to launch, drive pricing, and stabilize syndications through our structuring leadership and capital commitments. In taking our directly originated model and applying it to our syndicated loan and bond relationships we believe we are able to create stronger packages of risk and reward for our investors. Our portfolio is expected to focus on floating-rate investments, whose revenue streams may increase in a rising interest rate environment and on investments that have other characteristics including closing fees, pre-payment premiums, lender- friendly control provisions, and strong lender-friendly covenants. We may also invest in fixed-rate investments, options or other forms of equity participation, and structured products such as collateralized loan obligations ("CLOs") and collateralized debt obligations ("CDOs").

        Our investment strategy leverages our Advisors' deep research teams with relative value perspective across all corporate credit asset types. This creates a larger, proprietary opportunity set that lends itself to generating best risk-adjusted investment ideas to us. The strategy strives to create investments with a more attractive combination of risk and reward, better economics, and stronger protections than those offered in traditional transactions.

Master/Feeder Structure

        We will serve as a feeder fund in a master/feeder structure in that we will invest substantially all of our assets in the common shares of the Master Fund, a separate externally managed, non-diversified closed-end management investment company with the same investment objectives and strategies as our investment objectives and strategies. We have a Board of Trustees that has overall responsibility for overseeing our management and operations. The same Trustees also serve as the Master Fund's Board of Trustees. See "Management of the Company and the Master Fund."

        While the Master Fund will be continuously offered and have an infinite life, our offering period will end on or before December 31, 2015. We will also have a finite term of five years from the closing of our offering (contemplated to be December 31, 2020). Other feeder funds may be created over time that will invest substantially all of their assets in the common shares of the Master Fund.

        The Master Fund will make the investments described in this prospectus with the proceeds it receives from the sale of our shares, the sale of the shares of Carey Credit Income Fund—Series 2015 A and any other BDCs registered under the 1940 Act which have a principal investment strategy of investing substantially all of their assets in the Master Fund.

        The investment advisor to the Master Fund is W. P. Carey. W. P. Carey oversees the management of the Master Fund's activities and is responsible for making investment decisions for the Master Fund's portfolio as well as overseeing the administrative services needed to operate the Master Fund. See "Company Profile – Our Advisors." W. P. Carey has engaged Guggenheim to act as the Master Fund's Sub-Advisor. Guggenheim will assist W. P. Carey in identifying investment opportunities, will make investment recommendations for approval by W. P. Carey and will execute on its trading strategies subject to guidelines set by W. P. Carey. See "Company Profile – Our Advisors."

Seed Investments

        Prior to the commencement of this offering, an affiliate of W. P. Carey and an affiliate of Guggenheim each intends to contribute $25 million to the Master Fund in exchange for its common shares (collectively, the "Seed Investments").

Use of Proceeds

        We expect the Master Fund to invest the proceeds of the Seed Investments within 60 days following the commencement of the Master Fund. We anticipate that we will invest the proceeds from each weekly subscription closing promptly in the Master Fund, a separate closed-end, non-diversified, management investment company with the same investment objectives and strategies as the Company. The Company expects that following receipt of the offering proceeds by the Master Fund, the Master Fund will invest such proceeds generally within 30-90 days after each subscription date, in accordance with the Company's and the Master Fund's investment objectives and strategies and consistent with market conditions and the availability of suitable investments. See "Use of Proceeds."

Distribution Policy

        Subject to our Board of Trustees' discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on either a weekly, semi-monthly or monthly basis and intend to pay such distributions on a monthly basis. Because we intend to maintain our qualification as a RIC, we intend to distribute at least 90% of our annual taxable income to our shareholders. There can be no assurance that we will be able to pay distributions at a specific rate or at all. A statement on Internal Revenue Service ("IRS") Form 1099-DIV identifying the sources of the distributions will be mailed to our shareholders subject to IRS tax reporting. See "Distributions."

        We intend to fund our cash distributions to shareholders from the income generated by our portfolio of investments. However, we may fund our cash distributions to shareholders from any sources of funds available to us, including fee reductions by our Advisors that may be subject to repayment, as well as offering proceeds and borrowings. We have not established limits on the amount of funds we may use from any available sources to make distributions. Distributions from offering proceeds or from borrowings could also reduce the amount of capital we ultimately invest in portfolio companies. Our distributions in our initial year of investment operations may not be based on our investment performance, but may be supported by our Advisors in the form of operating expense support payments. We may be obligated to repay our Advisors and these repayments will reduce the future distributions that you should otherwise receive from your investment. You should understand that such distributions are not based on our investment performance. You should also understand that our repayments to our Advisors in current and future periods will reduce the distributions that you would otherwise be entitled to receive. There can be no assurance that we will achieve the performance necessary to sustain distributions, or that we will be able to pay distributions at a specific rate, or at all. Our Advisors have no obligation to reduce their advisory fees or otherwise reimburse expenses in future periods.

Our Advisors

        Our investment advisors are W. P. Carey, which is responsible for the overall management of our activities, and Guggenheim, which is responsible for the day-to-day management of our investment portfolio. Under the overall supervision of our Board of Trustees, W. P. Carey provides its investment advisory services under an investment advisory agreement with us (as amended, the "Investment Advisory Agreement"), and its administrative services under an administrative services agreement with us (the "Administrative Services Agreement"). Guggenheim provides its services under a sub-advisory agreement with W. P. Carey and us (the "Sub-Advisory Agreement"). See "Advisory Agreements and Fees."

About W. P. Carey

        Our Advisor is an affiliate of W. P. Carey Inc., and is a registered investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. Founded in 1973, W. P. Carey Inc. is a publicly traded real estate investment trust (NYSE: WPC) that provides long-term sale-leaseback and build-to-suit financing for companies worldwide. W. P. Carey Inc. has extensive expertise in credit and real estate underwriting, with more than 35 years of experience in evaluating credit and real estate investment opportunities. A capital provider to growing U.S. companies since its inception, W. P. Carey Inc. owns and manages a global investment portfolio of more than $18 billion as of June 30, 2014.

        For four decades, W. P. Carey Inc. has provided companies around the globe with capital to expand their businesses, make acquisitions, invest in research and development, or fund other corporate initiatives. Its corporate finance-focused credit and underwriting process is a constant that has been successfully leveraged across a wide variety of companies and industries. W. P. Carey Inc.'s disciplined investment process has largely focused on identifying companies with stable and improving credit profiles using a top down and bottom up approach, without relying on outside rating agencies. Credit-quality characteristics, capital structure, operating history, margin and ratio analysis industry market share, and management team are all key considerations in evaluating potential tenant credits.

        We believe that W. P. Carey Inc.'s reputation and track record of sourcing and consummating investment opportunities over its more than 40 year history, both directly and on behalf of its investment programs, its credit underwriting experience and infrastructure, and its expertise in managing similar companies through all phases of their life cycles will benefit us as we seek to implement our investment objectives.

        See "Company Profile – Our Advisors."

About Guggenheim

        Guggenheim Investments represents the investment management businesses of Guggenheim Partners and includes Guggenheim, an SEC registered investment adviser. Guggenheim Partners is a privately held, global financial services firm with over 2,500 employees and more than $210 billion in assets under management. They combine innovative thinking and experienced advice to produce customized solutions for their clients, which include institutions, governments and agencies, corporations, investment advisors, family offices, and individual investors.

        Guggenheim Investments manages $186 billion in assets across fixed income, equity and alternatives. Their 250+ investment professionals perform rigorous research to understand market trends and identify undervalued opportunities in areas that are often complex and underfollowed. This approach to investment management has enabled us to deliver innovative strategies providing diversification and attractive long-term results.

        Within Guggenheim Investments is the $63 billion Guggenheim Corporate Credit Team who is responsible for all corporate credit strategies. A unified credit platform is utilized for all strategies and is organized by industry as opposed to asset class which increases their ability to uncover relative value opportunities and to identify and source opportunities. The scale of the platform combined with the expertise across a wide range of industries and extensive legal resources allows Guggenheim to be a solution provider to the market creating a unique pipeline of investment opportunities.

See "Company Profile – Our Advisors."

Market Opportunity

        Our investment objectives are to provide our shareholders with current income, capital preservation and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objectives by investing primarily in large, privately-negotiated, loans to private middle market U.S. companies. We believe there are and will continue to be attractive investment opportunities for a variety of reasons, including the following:

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  Scarcity of Capital for Middle Market Companies.  Middle market companies' access to capital has not improved at the same pace as larger companies' access. Because middle market borrowers have fewer options than larger borrowers, lenders to this segment achieve attractive economic terms and strong structural protections. This middle market financing gap is likely to persist as credit demand outstrips supply. Future middle market financing demand will likely increase due to impending maturities and more leveraged buyout activity which will be met by fewer capital providers. Commercial banks are making fewer cash flow loans, instead focused in many cases on asset based loans. Hedge funds, a primary middle market capital source in past years, have largely exited the market. Mezzanine capital remains available but is largely unsuitable as a one-stop capital solution due to the high costs.

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  Attractive Middle Market Segment.  We believe the need for middle market financing combined with the lack of supply of capital to the middle market segment has created and will continue to create compelling investment opportunities. Compared to larger companies middle market companies often offer more attractive economic terms and flexibility in the structuring of transactions, which we believe allows us to create more attractive debt instruments. Middle market investments are more likely to have tighter covenants and loan documentation, more attractive fees, and enhanced pricing compared to financing packages of larger companies.

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  Significant Amounts of Middle Market Debt Coming Due.  We believe that over $330 billion of debt to middle market companies will face upcoming maturities and need to be refinanced over the next five years. We believe that the large amount of maturities combined with the scarcity of capital for middle market companies should increase demand and provide attractive investment opportunities.

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  Changes in the Regulatory Landscape Increasing the Demand for Additional Sources of Debt Financing.  The post-crisis world of banking, driven by heightened oversight and regulatory pressure, is one that is marked by dramatically increased risk management practices and requirements to increase capital and to deleverage. The Dodd Frank Act, Volcker Rule, Basel III and Leveraged Lending Guidelines attempt to remove systematic risk in the market. We believe this provides a need for non-traditional sources of debt financing to fill the gap where traditional sources play a reduced role. We believe the scale of our platform allows us to fulfill a differentiated role in deals that capitalize on these secular shifts in the market, including but not limited to an active role in syndicated deals.

See "Company Profile – Market Opportunity."

Our Competitive Advantages

        As a BDC with a particular focus on lending activities, we may experience competition from other BDCs, commercial banks, specialty finance companies, open-end and closed-end investment companies, opportunity funds, private equity funds and institutional investors, many of which generally have greater financial resources than we do for the purposes of lending to U.S. businesses within our stated investment focus. These competitors may also have a lower cost of capital, may be subject to less regulatory oversight and may have lower overall operating costs. The level of competition impacts both our ability to raise capital, find suitable corporate borrowers that meet our investment criteria and acquire and originate loans to these corporate borrowers. We may also face competition from other funds in which affiliates of our Advisors participate or advise.

        We believe we have the following competitive advantages over other capital providers in our markets which will allow us to capitalize on attractive market opportunities:

  •
  Corporate Credit Expertise.  Together our Advisors have over 50 years of investing in corporate finance-focused credit and real estate underwriting. For four decades, W. P. Carey Inc. has provided companies around the globe with capital to expand their businesses, make acquisitions, invest in research and development or fund other corporate initiatives. Its corporate finance-focused credit and underwriting process is a constant that has been successfully leveraged across a wide variety of companies and industries. Furthermore, Guggenheim's core team has been together since 2001, managing more than $62 billion in corporate credit strategies. This has allowed them to become a market leader in structuring and investing in private middle market private debt with approximately $5.8 billion in 121 privately-negotiated debt transactions since 2002.

  •
  Sourcing Capabilities and Breadth of Corporate Credit Platform.  Our Sub-Advisor's corporate credit team invests across the spectrum with investment grade, high yield, bank loans and private debt all on one platform. This structure, along with our Advisor's 40 year track record of sourcing and consummating investment opportunities, gives us perspective on relative value, access to better information and more detailed diligence on potential investments, and provides us with more sourcing opportunities. Our Advisors have extensive investing experience and, as a result, maintain relationships with a number of important investment sources, such as private equity sponsors, investment banks, insurance companies, and commercial banks, as well as corporate entities and high net worth individuals. The depth and breadth of our Advisors' resources and capabilities allow us to analyze complex transactions in a short time frame and give us the ability to finance entire or large portions of capital structures providing a one stop solution for the borrower.

  •
  Ability to Evaluate, Structure and Execute Solutions.  Our Advisors' experience and expertise in evaluating, structuring and executing investments allows us to implement a strategy with an attractive combination of risk and reward. Our Advisors' deep resources, including our Sub-Advisor's 11-person internal legal team, enable us to create investments with privately-negotiated economic terms and strong structural protections.

  •
  Depth of Corporate Credit Research Capabilities.  Our investment process is designed to utilize the collective insight of both our Advisor and our Sub-Advisor. Our Advisor has extensive expertise in credit and real estate underwriting, with more than 35 years of experience in evaluating credit and real estate investment opportunities. A capital provider to growing U.S. companies since its inception, W. P. Carey Inc. owns and manages a global investment portfolio of approximately $18.1 billion as of June 30, 2014. Our Sub-Advisor's team is comprised of over 90 investment professionals with a database of more than 1,000 companies investing across all levels of a company's capital structure. Their combined investment process will include rigorous company and financial analysis and be coupled with a legal due diligence team, which will have an active role in structuring transactions. This allows our Advisors to select investments they believe to have the best risk/return profile, with adequate investor protection, and to quickly commit to term sheets in order to capitalize on those opportunities.

  •
  Focus on Protecting Capital.  With our Advisors' large credit platform and deal structuring expertise, they are able to heavily negotiate economic terms and secure stronger structural protections for our investments. Stress testing companies in various environments is a critical part of our Advisors screening process, and the Advisors intend to subject each company to a sensitivity analysis that considers many factors that could affect investment performance. After establishing a company's enterprise value, our Advisors focus on asset coverage, cash flow, liquidation preference and rules to determine the areas of a company's capital structure that deliver the best packages of risk and return. For each potential investment, the legal team works closely with industry analysts to create a worst-case scenario that determines the level of control we would have and that ensures we would be fairly compensated given our position in the capital structure.

See "Company Profile – Our Competitive Advantages."

Our Investment Strategy

        Our investment strategy leverages our Advisors' deep research teams with a relative value perspective across all corporate credit asset types and industries, creating a larger, proprietary opportunity set that lends itself to generating best ideas. This strategy focuses on investing primarily in large, privately-negotiated, loans to private middle market U.S. companies. We seek to invest in businesses that have a strong reason to exist and have demonstrated competitive and strategic advantages. These companies generally possess distinguishing business characteristics such as a leading competitive position in a well-defined market niche, unique brands, sustainable profitability and cash flow, and experienced management.

        While we intend to consider each investment opportunity independently, we generally focus on portfolio companies that share the following characteristics:

  •
  Upper Middle Market Focus.  We will seek to invest in private middle market U.S. companies, which typically have better credit characteristics than their smaller peers. Although there are no strict lower or upper limits on the size of a company in which we may invest, we expect to focus on companies with EBITDA between $10 million and $50 million.

  •
  Favorable Position in the Capital Structure.  Our portfolio will generally consist of senior secured debt investments. Our investment process enables us to look at investments up and down the capital structure allowing us to make investments at points in the capital structure where we believe we can participate in the best risk adjusted return profile.

  •
  Experienced Management Team and Strong Equity Owner Support.  We seek to invest in companies with management teams and equity owners that are experienced and exhibit a strong operating track record. We favor companies in which management's incentives are tied closely to the long term goals of the business. Additionally, we seek to invest in businesses where we believe the owners will continue to support the company.

  •
  Sustainable Profitability and Cash Flow.  We intend to invest in companies that have an established track record of strong profitability and stable positive cash flow. We believe these businesses will be well positioned to maintain cash flow in order to service our debt and take advantages of growth opportunities for the business. Specifically, we do not intend to invest in early stage or seed companies. As a BDC, we generally must invest at least 70% of our total assets in "qualifying assets," which, under relevant SEC rules, includes all private U.S. companies, companies whose securities are not listed on a national securities exchange.

  •
  Well-defined Market Niche and Industry Focus.  We intend to invest in businesses that have a strong reason to exist and have demonstrated competitive and strategic advantages in their respective Industry. We expect to invest across Industries and not focus on any one specific Industry.

  •
  Broad Target Geography with a Sizeable Concentration in the U.S.  As a BDC under the 1940 Act, we will focus on and invest at least 70% of our total assets in U.S. companies. To the extent we invest in foreign companies, we intend to do so in accordance with 1940 Act limitations and only in jurisdictions with established legal frameworks and a history of respecting creditor rights.

        While we believe that the criteria listed above are important in identifying and investing in portfolio companies, we will consider each investment on a case-by-case basis. It is possible that not all of these criteria will be met by each portfolio company in which we invest. There is no limit on the maturity or duration of any investment in our portfolio. We anticipate that substantially all of the investments held in our portfolio will have either a sub-investment grade rating by Moody's Investors Service and/or Standard & Poor's or will not be rated by any rating agency. Investment sizes will vary as our capital base changes and will ultimately be at the discretion of our Advisors, subject to oversight by our Board of Trustees.

Other Factors Affecting Portfolio Construction

        As a BDC that is regulated under the 1940 Act and intends to qualify annually as a RIC under the Code, our investment activities will be subject to certain regulatory restrictions that will shape our portfolio construction. These restrictions include requirements that we invest our capital primarily in U.S. companies that are privately owned, as well as investment diversification and source of income criteria that are imposed by the Code. For a description of certain valuation risks associated with our investments in privately owned companies, see "Risk Factors – A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our Board of Trustees and, as a result, there is and will be uncertainty as to the value of our portfolio investments"

        In addition, we generally will not be permitted to co-invest alongside certain affiliates of our Advisors in privately negotiated transactions, absent an exemptive order from the SEC, including certain investments originated and directly negotiated by Guggenheim. We expect to apply for exemptive relief with the SEC in order to participate in these co-investment transactions. However, we may not receive an exemptive order from the SEC, or such an exemptive order may take a long time to obtain from the SEC, thereby delaying our ability to engage in these co-investment transactions.

Advisors Fees

        The Company does not incur a separate advisory fee, but the Company and its shareholders are indirectly subject to the Master Fund's advisory fee on a pro rata basis. The Master Fund will pay W. P. Carey a fee for its services under the Investment Advisory Agreement. The fee will consist of two components: a management fee and an incentive fee. The Sub-Advisory Agreement between W. P. Carey and Guggenheim will provide that Guggenheim will receive 50% of all fees payable to W. P. Carey under the Investment Advisory Agreement. The management fee will be calculated at the following annual rates based on the Master Fund's average gross assets and will be payable monthly in arrears:

Annual Rate

2.000% on assets below $1 billion

1.875% on assets between $1 billion and $2 billion

1.750% on assets above $2 billion

        The incentive fee will comprise the following two parts:

  •
  An incentive fee on net investment income (the "subordinated incentive fee on income") will be calculated and payable quarterly in arrears and will be based upon pre-incentive fee net investment income for the immediately preceding quarter. No subordinated incentive fee on income will be payable in any calendar quarter in which pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.875% on average adjusted capital. The quarterly incentive fee on net investment income will be (a) 100% of the pre-incentive fee net investment income of between 1.875% and 2.344% of average adjusted capital, plus (b) 20% of pre-incentive fee net investment income in excess of 2.344% of average adjusted capital.

  •
  An incentive fee on capital gains will be calculated and payable in arrears as of the end of each calendar year. It will be equal to 20% of realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees on capital gains as calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). For purposes of computing the incentive fee on capital gains, the calculation methodology will disregard any net interest associated with derivatives or swaps (which represents the difference between (i) the interest and fees received on derivatives or swaps, and (ii) the interest paid to the derivative or swap counterparty on the settled notional value of swaps), and the calculation methodology will only consider the net realized gains or losses related to the disposition of underling reference asset.

        The incentive fee may induce our Advisors to make investments that are more risky or more speculative than would otherwise be the case. Similarly, because the management fee will be calculated based on the Master Fund's gross assets (including any borrowings for investment purposes), our Advisors may be encouraged to use leverage to make additional investments. See "Risk Factors – Risks Related to our Advisors and Their Respective Affiliates – Our incentive fee may induce our Advisors to make speculative investments" and "Advisory Agreements and Fees."

Suitability Standards

        Pursuant to applicable state securities laws, common shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that investors will likely have limited ability to sell their shares. As a result, we have established suitability standards which require investors to have either: (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. Under these standards, net worth does not include an investor's home, home furnishings or personal automobiles. In addition, our Dealer Manager will require that a potential investor (1) can reasonably benefit from an investment in us based on such investor's overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective shareholder's overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of our Advisors and (e) the tax consequences of the investment. See "Suitability Standards" for further details and additional suitability requirements that may apply to residents of specific states or clients of selected dealers.

Plan of Distribution

        We are offering on a best efforts, continuous basis up to 21,000,000 common shares at an initial public offering price of $9.52 per share. If or when our net asset value per share increases above our net proceeds per share as stated in this prospectus, our Board of Trustees will increase our public offering price to ensure that shares are sold at a net price (after deduction of selling commissions and dealer manager fees) that is not below our net asset value per share. See "Plan of Distribution."

        Our Dealer Manager is Carey Financial, LLC, which is an affiliate of W. P. Carey and a member of the Financial Industry Regulatory Authority ("FINRA"), and the Securities Investor Protection Corporation ("SIPC"). Our Dealer Manager is not required to sell any specific number or dollar amount of shares, but has agreed to use its best efforts to sell the shares offered. The minimum permitted purchase is $2,000 in common shares (or $2,500 for New York non-IRA investments).

        After the satisfaction of the minimum offering amount, we will schedule weekly closings on subscriptions received and accepted by us. Subscriptions will be effective only upon our acceptance and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds will be returned to subscribers without deduction for any fees and expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription until at least five business days after the date you receive this prospectus. See "Plan of Distribution."

Distribution and Shareholder Servicing Fee

        Beginning the first calendar quarter after the close of our primary offering, our shares will be subject to distribution and shareholder servicing fees at an annual rate of 0.90% of the net purchase price per share in order to compensate the Dealer Manager and participating broker-dealers and investment representatives for services and expenses related to the marketing, sale and distribution of our shares and/or for providing shareholder services. Because the distribution and shareholder servicing fees are paid out of our assets on a quarterly basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of selling commissions.

        We will cease paying the distribution and shareholder servicing fee at the earlier of: (i) the date at which, in the aggregate, underwriting compensation from all sources, including the distribution and shareholder servicing fee, any organization and offering fee paid for underwriting and underwriting compensation paid by the sponsor and its affiliates, equals 10% of the gross proceeds from our primary offering (i.e., the gross proceeds of this offering excluding proceeds from sales pursuant to our distribution reinvestment plan), calculated as of the same date that we calculate the aggregate distribution and shareholder servicing fee; and (ii) the date at which a liquidity event occurs.

        Beginning the second calendar quarter after the close of our primary offering, our Dealer Manager may, in its discretion, re-allow to participating broker-dealers and investment representatives up to 100% of the distribution and shareholder servicing fee for services that such broker-dealers perform in connection with the distribution of our common shares.

        The distribution and shareholder servicing fee will accrue daily and be paid quarterly in arrears. The distribution and shareholder servicing fee is payable with respect to all shares, excluding shares issued under our distribution reinvestment plan.

Shareholder Liquidity Strategy

        We will have a finite term of no more than five years from the closing of our offering (contemplated to be December 31, 2020). At any time prior to December 31, 2020, W. P. Carey will recommend to our Board of Trustees that it approve a complete liquidity event. A liquidity event could include: (i) a cash repurchase request to the Master Fund for 100% of our shares in the Master Fund, pursuant to the Master Fund's quarterly share repurchase program (a "Liquidation Repurchase Request") followed by the distribution of repurchase proceeds to shareholders in connection with our complete liquidation and dissolution, (ii) a listing of our shares on a national securities exchange; (iii) a merger or other transaction approved by our Board of Trustees in which our shareholders will receive cash or shares of another publicly traded company; or (iv) a sale of all or substantially all of our assets following an in-kind repurchase by the Master Fund, either on a complete portfolio basis or individually, followed by our liquidation and dissolution. However, if the Board of Trustees determines that it would not be in the best interests of shareholders to pursue a liquidity event at that time due to adverse market conditions, the Board could delay pursuing a liquidating event for at most an additional one year period. The Master Fund has agreed to increase the amount of the relevant quarterly repurchase of its common shares in order to fund our Liquidation Repurchase Request. To provide limited, interim liquidity to our shareholders, we conduct quarterly tender offers in accordance with the 1940 Act. This will be the only method available to our shareholders to obtain liquidity that we will offer prior to a liquidity event. See "Share Repurchase Program."

Our Distribution Reinvestment Plan

        We have adopted a Distribution Reinvestment Plan that will allow our shareholders to have the full amount of their distributions reinvested in additional common shares. See "Distribution Reinvestment Plan."

Share Repurchase Program

        During the term of this offering, we do not intend to list our shares on a securities exchange during the offering period and we do not expect there to be a public market for our shares. As a result, if you purchase common shares, your ability to sell your shares will be limited. We intend to commence a share repurchase program following our commencement of operations in which we intend to repurchase, during each calendar quarter, up to 2.5% of the weighted average number of common shares outstanding in the prior four calendar quarters (or such fewer calendar quarters during our first year) at a price equal to our net asset value per share on the date of repurchase. At the discretion of our Board of Trustees, we intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with cash on hand, cash available from borrowings and cash from the sale of our investments as of the end of the applicable period to repurchase shares. Our Board of Trustees may amend, suspend or terminate the share repurchase program upon 30 days' notice. All shares purchased by us pursuant to the share repurchase program will be retired and thereafter will be authorized and unissued shares. See "Share Repurchase Program."

        Our assets will consist primarily of our interest in the Master Fund. Therefore, in order to finance our repurchase of shares, we will seek to liquidate a portion of our interest in the Master Fund each quarter. Thus, each of our quarterly repurchase offers will be conducted in parallel with similar repurchase offers made by the Master Fund. Our Board of Trustees also serves as the Board of Trustees for the Master Fund and we expect that the Master Fund will conduct quarterly repurchase offers in order to permit us (and any other feeder fund) to meet our (and its) quarterly repurchase obligations. We cannot make a repurchase offer larger than that made by the Master Fund, and we expect that each quarterly repurchase offer by the Master Fund will generally apply to up to 2.5% of the Master Fund's average number of shares outstanding in the prior four calendar quarters (or such fewer calendar quarters during the Master Fund's first year), except in connection with a Liquidation Repurchase Request. The Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any quarterly repurchase offer.

Reports to Shareholders

        Within 45 days after the end of each fiscal quarter, we are required to file our quarterly report on Form 10-Q. Within 90 days after the end of each fiscal year, we are required to file our annual report on Form 10-K. We intend to provide a copy of our annual report on Form 10-K to all shareholders of record as of the end of each fiscal year shortly after filing it with the SEC, or to all shareholders of record in preparation for our annual shareholders meeting. These reports, including any prospectus supplements, current reports on Form 8-K and any amendments to these listed reports are made available free of charge on our website at [            ] and on the SEC's website at www.sec.gov. See "Reports to Shareholders."

Taxation of Our Company

        We (and the Master Fund) intend to elect to be treated, beginning with our first taxable year ending [December 31, 2015], and intend to qualify annually thereafter, as a RIC under the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on ordinary income or capital gains we distribute to our shareholders from our tax earnings and profits. To obtain and maintain our RIC qualification, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We will monitor our transactions to endeavor to prevent our disqualification as a RIC. See "Tax Matters."

Risk Factors

        An investment in our common shares involves a high degree of risk and may be considered speculative. You should carefully consider the information found in "Risk Factors" before deciding to invest in our common shares. Risks involved in an investment in us include (among others) the following:

  •
  We are a new company and are subject to all of the business risks and uncertainties associated with any business without an operating history, including the risk that we will not achieve our investment objectives and that the value of our common shares could decline substantially. In addition, we have not identified specific investments that we will make with the proceeds of this offering. As a result, this may be deemed to be a "blind pool" offering and you will not have the opportunity to evaluate historical data or assess any investments prior to purchasing our common shares.

  •
  You should not expect to be able to sell your shares regardless of how we perform.

  •
  If you are able to sell your common shares, you will likely receive less than your purchase price and the current net asset value per share. Because you will be unable to sell your shares, you will be unable to reduce your exposure on any market downturn.

    •
    We do not intend to list our common shares on any securities exchange during the offering period and we do not expect a secondary market in the shares to develop.

    •
    We intend to implement a share repurchase program, however we intend to limit the number of common shares that are eligible for repurchase by us. In addition, any such repurchases will be at the price in effect on the date that we initiate each quarterly repurchase offer and at a price less than the current offering.

    •
    You should consider that you may not have access to the money you invest for a long period of time.

    •
    An investment in our common shares is not suitable for you if you need access to the money you invest. See "Share Repurchase Program," "Shareholder Liquidity Strategy" and "Suitability Standards."

    •
    We have a finite term and we may liquidate our assets at a time that is disadvantageous based on adverse market conditions, which may result in our incurring losses on our investments.

  •
  Our distributions in our initial year of investment operations may not be based on our investment performance, but may be supported by our Advisor in the form of operating expense support payments. We will be obligated to repay our Advisors and these repayments will reduce the future distributions that you would otherwise receive from your investment.

  •
  Our portfolio companies may request our assistance in the management of their affairs, however we may not have director or shareholder controls over the business affairs of the companies to which we loan capital. In addition, our investments in portfolio companies will be structured to be held until maturity and may not provide us with favorable terms for short term liquidity of the capital that we invest in them.

  •
  We have not established any limit on the extent to which we may use borrowings or offering proceeds to fund distributions to shareholders, which may reduce the amount of capital we ultimately invest in assets, and there can be no assurances that we will be able to sustain distributions at any particular level. Our distributions may exceed our earnings, particularly during the period before we have substantially invested our net offering proceeds, which may result in commensurate reductions in net asset value per share.

  •
  This is a "best efforts" offering; if we are unable to raise substantial funds we will be more limited in the number and type of investments we may make. As a result, our ability to diversify will be constrained.

  •
  Our investments may include original issue discount instruments ("OID") and payment-in-kind ("PIK") interest. To the extent OID and PIK constitutes a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of the cash representing such income. We would generally be required to distribute any such OID to satisfy the distribution requirement applicable to RICs, which is described below in "Tax Matters."

FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in our common shares will bear, directly or indirectly. Other expenses are estimated and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you" or "us" or that "we" will pay fees or expenses, shareholders will indirectly bear such fees or expenses.

Shareholder transaction expenses (as a percentage of public offering price per share)
Sales load (1)	5.5%
Offering expenses (2)	1.5%
Distribution reinvestment plan fees (3)	—%

Total shareholder transaction expenses	7%

Annual expenses (as a percentage of net assets attributable to common shares) (4)
Base management fee (5)	[ ]%
Incentive fees (6)	[ ]%
Distribution and shareholder servicing fee (7)	[ ]%
Interest payments on borrowed funds (8)	[ ]%
[Acquired fund fees and expenses (9)]	[ ]%
Other expenses (10)	[ ]%

Total annual expenses	[ ]%

Less Fee Waiver and/or Expense Reimbursement (11)	[ ]%
Annual net expenses	[ ]%

        Example:    We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in our common shares. In calculating the following expense amounts, we have assumed that: (1) we have indebtedness, equal to 67% of our average net assets, (2) that our annual operating expenses remain at the levels set forth in the table above, (3) that the annual return on investments before fees and expenses is 5%, (4) that the net return after payment of fees and expenses is distributed to shareholders and reinvested at net asset value, and (5) that subscribers to our shares will pay an up-front selling commission of up to 3% and a dealer manager fee of up to 2.5% with respect to common shares sold by us in this offering.

	1 Year		3 Years		5 Years		10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return from investment income:	$	[ ]	$	[ ]	$	[ ]	$	[ ]
You would pay the following incremental incentive fees on a $1,000 investment, assuming 5% annual return solely from realized capital gains:	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Total expenses assuming a 5% annual return solely from realized capital gains:	$	[ ]	$	[ ]	$	[ ]	$	[ ]

        While the example assumes a 5% annual return on investment before fees and expenses, our performance will vary and may result in an annual return that is greater or less than 5%. This example should not be considered a representation of your future expenses. If we achieve sufficient returns on our investments to trigger a subordinated incentive fee on income of a material amount, both our distributions to our common shareholders and our expenses would be higher. If the 5% annual return is generated entirely from annual, realized capital gains, an incentive fee on capital gains under the Investment Advisory Agreement would be incurred, as shown above. See "Advisory Agreements and Fees" for information concerning incentive fees. If we achieve sufficient returns on our investments to trigger a subordinated incentive fee on income of a material amount, our expenses would likely be higher.

(1)
As shares are sold, you will pay a maximum sales load of 5.5% for combined selling commissions and dealer manager fees to our Dealer Manager in accordance with the terms of the managing dealer agreement (the "Dealer Manager Agreement"). Our Dealer Manager will engage unrelated, third-party selected dealers in connection with the offering of shares. In connection with the sale of shares by selected dealers, our Dealer Manager will reallow and pay selected dealers up to: (a) 3% of the gross proceeds from their allocated sales and (b) 2.5% for dealer manager fees. See "Plan of Distribution" for a description of the circumstances under which a selling commission and/or dealer manager fee may be reduced or eliminated in connection with certain purchases. Selling commissions and dealer manager fees will not be paid in connection with the purchase of shares pursuant to the Distribution Reinvestment Plan.

(2)
The offering expense ratio reflects approximately $[            ] million of expected offering expenses to be paid by us, assuming we raise $[            ] million in gross proceeds. While we will target an offering expense ratio of 1.5%, it may be up to 5%. Our Advisors are responsible for the payment of our organization and offering expenses to the extent they exceed 1.5% of the aggregate gross proceeds from the offering, without recourse against or reimbursement by us.

(3)
The expenses of the Distribution Reinvestment Plan are included in other expenses in the table above. See "Distribution Reinvestment Plan."

(4)
Amount assumes we sell $[            ] million worth of our common shares in this offering, which represents the amount we expect to sell during the 12 months following the commencement of the offering and also assumes we borrow funds equal to 67% of our net assets. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. For example, if we were to meet the minimum offering requirement only, our expenses as a percentage of the offering price would be significantly higher. There can be no assurance that we will sell $[            ] million worth of our common shares.

(5)
This fee is paid to W. P. Carey at the Master Fund level. The base management fee paid to our Advisors is calculated at the following annual rates based on the average value of the Master Fund's gross assets:

Annual Rate

2.000% on assets below $1 billion

1.875% on assets between $1 billion and $2 billion

1.750% on assets above $2 billion

  We have assumed borrowings of 67% of the Master Fund's net assets. The base management fee estimate in the Fees and Expenses table is greater than 2% since it is computed as a percentage of the Master Fund's net assets. In addition, if the Master Fund borrows funds in excess of the 67% debt-to-net asset value ratio, then the base management fee in relation to the Master Fund's net assets would be higher than the estimate presented in the fee table.

(6)
This fee is paid to W. P. Carey at the Master Fund level. We may have capital gains and investment income that could result in the payment of an incentive fee in the first year after completion of this offering. The incentive fees, if any, are divided into two parts:

(i)
a subordinated incentive fee on income, which, at a maximum, for any quarter in which pre-incentive fee net investment income exceeds 2.344% of average adjusted capital, will equal 20% of the amount of pre-incentive fee net investment income (no subordinated incentive fee on income will be payable in any calendar quarter in which pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.875% on average adjusted capital); and

  (ii)
  an incentive fee on capital gains that will equal 20% of capital gains, if any, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.

(7)
Beginning the first calendar quarter after the close of our primary offering, our shares will be subject to distribution and shareholder servicing fees at an annual rate of 0.90% of the net purchase price per share in order to compensate the Dealer Manager and participating broker-dealers and investment representatives for services and expenses related to the marketing, sale and distribution of our shares and/or for providing shareholder services. Because the distribution and shareholder servicing fees are paid out of our assets on a quarterly basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of selling commissions.

  We will cease paying the distribution and shareholder servicing fee at the earlier of: (i) the date at which, in the aggregate, underwriting compensation from all sources, including the distribution and shareholder servicing fee, any organization and offering fee paid for underwriting and underwriting compensation paid by the sponsor and its affiliates, equals 10% of the gross proceeds from our primary offering (i.e., the gross proceeds of this offering excluding proceeds from sales pursuant to our distribution reinvestment plan), calculated as of the same date that we calculate the aggregate distribution and shareholder servicing fee; and (ii) the date at which a liquidity event occurs.

  Beginning the second calendar quarter after the close of our primary offering, our Dealer Manager may, in its discretion, re-allow to participating broker-dealers and investment representatives up to 100% of the distribution and shareholder servicing fee for services that such broker-dealers perform in connection with the distribution of our common shares.

  The distribution and shareholder servicing fee will accrue daily and be paid quarterly in arrears. The distribution and shareholder servicing fee is payable with respect to all shares, excluding shares issued under our distribution reinvestment plan.

(8)
The Master Fund may borrow funds to make investments, including before it has fully invested the proceeds of this continuous offering. To the extent that the Master Fund determines it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by our investors. The figure in the table assumes the Master Fund borrows for investment purposes an amount equal to [            ]% of its net assets and that the average annual interest rate on the amount borrowed is [            ]%.

  The Master Fund's ability to incur leverage during the 12 months following the commencement of this offering depends, in large part, on the amount of money we are able to raise through the sale of shares registered in this offering and other feeder funds are able to raise through the sale of their shares.

(9)
From time to time, we may invest in the securities or other investment instruments of public investment companies or BDCs. In addition, under the 1940 Act, we may invest in private investment companies in limited circumstances. If we were to make such investments, we would incur fees and our shareholders would pay two levels of fees. As we have not decided to what extent we may make any such investments, any estimate of the amount of such fees would be highly speculative.

(10)
Other expenses, including expenses incurred in connection with administering our business, are based on estimated amounts for the initial 12-month period of our investment operations. See "Discussion of Expected Operating Results – Operating Expenses."

(11)
The Advisors jointly and severally have agreed to pay to us all operating expenses (an "Expense Support Payment") for each month during the Expense Support Payment Period (as defined below) in which our Board of Trustees declares a distribution to our shareholders pursuant to an Expense Support and Conditional Reimbursement Agreement (the "Expense Support Agreement"). The "Expense Support Payment Period" begins on the date we satisfy our minimum offering requirement and ends on [            ]. The Advisors are entitled to be reimbursed promptly by us (a "Reimbursement Payment") for Expense Support Payments, subject to the limitation that no Reimbursement Payment may be made by us to the extent that it would cause our other operating expenses to exceed [            ]% of our net assets. For this purpose, "other operating expenses" means all of our operating expenses, excluding organization and offering expenses, advisor fees and advisor incentive fees, financing fees and interest, and brokerage commissions and extraordinary expenses. In addition, our obligation to reimburse each Expense Support Payment will terminate [three years] from the end of the fiscal year in which such Expense Support Payment is made. The Master Fund also has entered into an Expense Support and

  Conditional Reimbursement Agreement (the "Master Fund Expense Support Agreement"), pursuant to which the Advisors jointly and severally have agreed to pay to the Master Fund all its operating expenses (a "Master Fund Expense Support Payment") for each month during the Expense Support Payment Period in which the Master Fund's Board of Trustees declares a distribution to its shareholders. In the same way, the Advisors are entitled to be reimbursed promptly by the Master Fund (a "Master Fund Reimbursement Payment") for such payments, subject to the limitation that no Master Fund Reimbursement Payment may be made by the Master Fund to the extent that it would cause the Master Fund's other operating expenses to exceed [            ]% of the Master Fund's net assets. For this purpose, "other operating expenses" means all of the Master Fund's operating expenses, excluding organizational and offering expenses, advisor fees and advisor incentive fees, financing fees and interest, and brokerage commissions and extraordinary expenses. In addition, the Master Fund's obligation to reimburse each Master Fund Expense Support Payment will terminate [three years] from the end of the fiscal year in which such Master Fund Expense Support Payment is made.

CERTAIN QUESTIONS AND ANSWERS

Q:    What are BDCs?

A:
BDCs are closed-end funds that elect to be treated as business development companies under the 1940 Act. As such, BDCs are subject to only certain sections of and rules under the 1940 Act, as well as the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). BDCs typically invest in private or thinly traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. BDCs can be internally or externally managed and may qualify to elect to be taxed as RICs, for federal tax purposes if they so choose.

Q:    What is a RIC?

A:
A RIC is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any income that it distributes to its shareholders as taxable distributions. To qualify as a RIC, a company must meet certain source-of-income and asset diversification requirements. In addition, in order to maintain RIC tax treatment, a company must distribute to its shareholders for each taxable year at least 90% of its "investment company taxable income," which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses.

Q:    What is a "best efforts" securities offering and how long will this securities offering last?

A:
When common shares are offered to the public on a "best efforts" basis, the broker-dealers participating in the offering are only required to use their best efforts to sell such shares. Broker-dealers are not underwriters, and they do not have a firm commitment or obligation to purchase any of the common shares. If necessary, we intend to file post-effective amendments to this registration statement, which will be subject to SEC review, to allow us to continue this offering for at least one year.

Q:    At what periodic frequency do we intend to accept and close on subscriptions?

A:
Our intention is to schedule weekly closings on subscriptions received and accepted by us.

Q:    Will I receive a share certificate?

A:
No. Our Board of Trustees has authorized the issuance of common shares without share certificates. All common shares are issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of share certificates and reduces our offering costs and transfer agency costs.

Q:    Can I invest through my IRA, SEP or after-tax deferred account?

A:
Yes, subject to the suitability standards. A custodian, trustee or other authorized person must process and forward to us subscriptions made through individual retirement accounts ("IRAs"), simplified employee pension plans ("SEPs"), or after-tax deferred accounts. In the case of investments through IRAs, SEPs or after-tax deferred accounts, we will send the confirmation and notice of our acceptance to such custodian, trustee or other authorized person. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act ("ERISA"), or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See "Suitability Standards" for more information.

Q:    What kinds of fees will I be paying?

A:
There are two types of fees that you will incur. First, there are shareholder transaction expenses. They are calculated as a percentage of the public offering price and made up of offering expenses. Second, as an externally managed BDC, we will also incur various recurring expenses, including the management fees and incentive fees that are payable under the Investment Advisory Agreement and administrative costs that are payable by the Master Fund under the Administrative Services Agreement. See "Fees and Expenses" and "Advisory Agreements and Fees" for more information.

Q:    How will the payment of fees and expenses affect my invested capital?

A:
The payment of fees and expenses will reduce: (i) the funds available to us for investments in portfolio companies, (ii) the net income generated by us, (iii) funds available for distribution to our shareholders and (iv) the book value of your common shares.

Q:    Are there any restrictions on the transfer of shares?

A:
No. Common shares have no preemptive, exchange, conversion or repurchase rights and are freely transferable. We do not intend to list our securities on any securities exchange during the offering period and we do not expect there to be a public market for our shares in the foreseeable future. As a result, your ability to sell your shares will be limited. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us. See "Risk Factors – Risks Related to an Investment in Our Common Shares."

Q:    Will I be able to sell my common shares in a secondary market?

A:
We do not intend to list our shares on a securities exchange during the offering period and do not expect a public market to develop for our shares in the foreseeable future. Because of the lack of a trading market for our shares, shareholders may not be able to sell their shares promptly or at a desired price. If you are able to sell your shares, you may have to sell them at a discount to the purchase price of your shares.

Q:    Will I otherwise be able to liquidate my investment?

A:
We will have a finite term of no more than five years from the closing of our offering (contemplated to be December 31, 2020). At any time prior to December 31, 2020, W. P. Carey will recommend to our Board of Trustees that it approve a complete liquidity event. A liquidity event could include: (i) a cash repurchase request to the Master Fund for 100% of our shares in the Master Fund, pursuant to the Liquidation Repurchase Request followed by the distribution of repurchase proceeds to shareholders in connection with our complete liquidation and dissolution, (ii) a listing of our shares on a national securities exchange; (iii) a merger or other transaction approved by our Board of Trustees in which our shareholders will receive cash or shares of another publicly traded company; or (iv) a sale of all or substantially all of our assets following an in-kind repurchase by the Master Fund, either on a complete portfolio basis or individually, followed by our liquidation and dissolution. However, if the Board of Trustees determines that it would not be in the best interests of shareholders to pursue a liquidity event at that time due to adverse market conditions, the Board could delay pursuing a liquidating event for at most an additional one year period. The Master Fund has agreed to increase the amount of the relevant quarterly repurchase of its common shares in order to fund our Liquidation Repurchase Request. To provide limited, interim liquidity to our shareholders, we conduct quarterly tender offers in accordance with the 1940 Act. This will be the only method available to our shareholders to obtain liquidity that we will offer prior to a liquidity event.

Q:    Will the distributions I receive be taxable?

A:
Yes. Although we intend to maintain annually our qualification as a RIC and generally not to pay federal corporate-level taxes, distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (generally our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common shares. Distributions of our net capital gains (generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. shareholder as long-term capital gains in the case of individuals, trusts or estates, regardless of the U.S. shareholder's holding period for his, her or its common shares and regardless of whether paid in cash or reinvested in additional common shares. Distributions in excess of our earnings and profits, or return of capital, first will reduce a U.S. shareholder's adjusted tax basis in such shareholder's common shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder. See "Tax Matters."

Q:    When will I get my detailed tax information?

A:
Consistent with the requirements of the IRS, we intend to send to each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a Form 1099-DIV detailing the amounts includible in such U.S. shareholder's taxable income for such year as ordinary income and as long-term capital gain.

Q:    Where are the principal executive offices of Carey Credit Income Fund - Series 2015 T?

A:
Our principal executive offices are located at 50 Rockefeller Plaza, New York, New York 10020.

Q:    Who can help answer my questions?

A:
If you have more questions about this offering and the suitability of investing, you should contact your registered representative, financial advisor or investment advisory representative. If at any time you wish to receive this prospectus or any amendments to it, you may do so, free of charge, by contacting us through written communication at 50 Rockefeller Plaza, New York, New York 10020 or by telephone at 1-800-WP CAREY or by downloading these materials on our website at [            ].

RISK FACTORS

        Investing in our common shares involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common shares. The risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value and trading price, if any, of our common shares could decline, and you may lose all or part of your investment.

Risks Related to Our Business

We have a limited operating history.

        We are a new company and are subject to all of the business risks and uncertainties associated with any business with a relatively short operating history, including the risk that we will not achieve or sustain our investment objectives and that the value of our common shares could decline substantially.

We have not identified any specific investments that we will make with the proceeds from this offering. As a result, this may be deemed to be a "blind pool" offering and you will not have the opportunity to evaluate historical data or assess any investments prior to purchasing our common shares.

        Neither we nor any of the Advisors has presently identified, made or contracted to make investments on our behalf. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning our investments prior to purchasing our common shares. You must rely on our Advisors and our Board of Trustees to implement our investment policies, to evaluate our investment opportunities and to structure the terms of our investments rather than evaluating our investments in advance of purchasing shares. Because investors are not able to evaluate our investments in advance of purchasing our common shares, this offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

Price declines in the corporate leveraged loan market may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation and the incurrence of realized losses.

        Prior to the onset of the financial crisis that began in 2007, securitized investment vehicles, hedge funds and other highly leveraged non-bank financial institutions comprised the majority of the market for purchasing and holding senior and subordinated debt. As the trading price of the loans underlying these portfolios began to deteriorate beginning in the first quarter of 2007, we believe that many institutions were forced to raise cash by selling their interests in performing assets in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with falling underlying credit values, widespread repurchase requests, and other constraints resulting from the credit crisis generating further selling pressure.

        Conditions in the U.S. corporate debt market may experience similar disruption or deterioration in the future, which may cause pricing levels to similarly decline or be volatile. As a result, our net asset value could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of our investments, which could have a material adverse impact on our business, financial condition and results of operations.

Our ability to achieve our investment objectives depends on the Advisors' ability to manage and support our investment process. If the Advisors were to lose a significant number of their respective key professionals, or terminate the Investment Advisory and/or Sub-Advisory Agreement, our ability to achieve our investment objectives could be significantly harmed.

        We do not have employees. Additionally, we have no internal management capacity other than our appointed executive officers and will be dependent upon the investment expertise, skill and network of business contacts of our Advisors to achieve our investment objectives. Our Advisors will evaluate, negotiate, structure, execute, monitor and service our investments. Our success will depend on to a significant extent on the continued service and coordination of our Advisors, including their respective key professionals. The departure of a significant number of key professionals from W. P. Carey or Guggenheim could have a material adverse effect on our ability to achieve our investment objectives.

        Our ability to achieve our investment objectives also depends on the ability of our Advisors to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. Our Advisors' capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the involvement of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, our Advisors may need to retain, hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our Advisors may not be able to find qualified investment professionals in a timely manner or at all. Any failure to do so could have a material adverse effect on our business, financial condition and results of operations.

        In addition, both the Investment Advisory Agreement and the Sub-Advisory Agreement have termination provisions that allow the agreements to be terminated by us upon 60 days' notice without penalty. The Investment Advisory Agreement may be terminated at any time, without penalty, by W. P. Carey upon 120 days' notice to the Master Fund. The Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by Guggenheim upon 120 days' notice and may be terminated, without the payment of penalty, by W. P. Carey upon 60 days' notice if the Master Fund's Board of Trustees or holders of a majority of the Master Fund's outstanding common shares so direct. In addition, W. P. Carey and Guggenheim have agreed that, in the event that one of them is removed other than for cause, or the advisory agreement of either of them is not renewed, the other will also terminate its agreement with the Master Fund. The termination of either agreement may adversely affect the quality of our investment opportunities. In addition, in the event either agreement were terminated, it may be difficult for the Master Fund to replace W. P. Carey or for W. P. Carey to replace Guggenheim.

Because our business model depends to a significant extent upon relationships with corporations, financial institutions and investment firms, the inability of the Advisors to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

        We expect that W. P. Carey and Guggenheim will depend on their relationships with corporations, financial institutions and investment firms, and we will rely indirectly to a significant extent upon these respective relationships to provide us with potential investment opportunities. If either W. P. Carey or Guggenheim fails to maintain its existing respective relationships or develop new relationships or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom W. P. Carey and Guggenheim have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

The amount of any distributions we may make is uncertain. We may not be able to pay you distributions or be able to sustain distributions at any particular level, and our distributions per share may not grow over time or may decline. We have not established any limit on the extent to which we may use borrowings, if any, or offering proceeds to fund distributions (which may reduce the amount of capital we ultimately invest in portfolio companies).

        Subject to our Board of Trustees' discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on either a weekly, semi-monthly or monthly basis and intend to pay such distributions on a monthly basis. We expect to pay distributions out of assets legally available for distribution based on our investment performance. However, we cannot assure you that we will achieve investment results that will allow us to make a consistent targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of the risks described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay distributions. Distributions from offering proceeds or from borrowings also could reduce the amount of capital we ultimately invest in interests of portfolio companies. We cannot assure you that we will pay distributions to our shareholders in the future.

Our distributions may exceed our taxable earnings and profits, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we pay may represent a return of capital to you, which will lower your tax basis in your shares and reduce the amount of funds we have for investment in portfolio companies.

        In the event that we encounter delays in locating suitable investment opportunities, we may pay our distributions from offering proceeds or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your shares. Distributions from offering proceeds or from borrowings also could reduce the amount of capital we ultimately have available to invest in interests of portfolio companies.

We may face increasing competition for investment opportunities, which could delay further deployment of our capital, reduce returns and result in losses.

        We may compete for investments with other BDCs and investment funds (including registered investment companies, private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, continue to increase their investment focus in our target market of privately owned U.S. companies. Moreover, we have experienced, and may continue to experience, increased competition from banks and investment vehicles who may continue to lend to the middle market, including lending activity in our target market of privately-owned U.S. companies. Additionally, the Federal Reserve and other bank regulators may periodically provide incentives to U.S. commercial banks to originate more loans in the middle market for private companies. As a result of these new entrants and regulatory incentives, competition for investment opportunities in privately owned U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do.

        We may lose investment opportunities if we do not match our competitors' pricing, terms and investment structure criteria. If we are forced to match these competitors' investment terms criteria, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC status. The competitive pressures we face, and the manner in which we react or adjust to these competitive pressures, may have a material adverse effect on our business, financial condition, results of operations, effective yield on investments, investment returns, leverage ratio and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time. Also we may not be able to identify and make investments that are consistent with our investment objectives.

A significant portion of our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our Board of Trustees and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

        Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in accordance with procedures established by our Board of Trustees. There is not a public market or active secondary market for many of the securities of the privately held companies in which we intend to invest. The majority of our investments may not be publicly traded or actively traded on a secondary market but, instead, may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we will value a significant portion of these securities quarterly at fair value as determined in good faith in accordance with procedures established by our Board of Trustees.

        The determination of fair value, and thus the amount of unrealized gains or losses we may recognize in any year, is to a degree subjective, and our Advisors have a conflict of interest in making recommendations of fair value. We will value these securities quarterly at fair value as determined in good faith in accordance with procedures established by our Board of Trustees based on input from our Advisors and our audit committee. Our Board of Trustees may utilize the services of independent third-party valuation firms to aid it in determining the fair value of any securities. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value in accordance with procedures established by our Board of Trustees may differ materially from the values that would have been used if an active market and market quotations existed for these investments. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

        As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith in accordance with procedures established by our Board of Trustees. Decreases in the market values or fair values of our investments relative to amortized cost will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company's inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our net asset value. See "Determination of Net Asset Value."

        Our Board of Trustees may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our shareholders.

        Our Board of Trustees has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our common shares. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways that our investors may not agree with.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

        We and our portfolio companies will be subject to regulation at the local, state and federal levels. Changes to the laws and regulations governing our permitted investments may require a change to our investment strategy. Such changes could differ materially from our strategies and plans as set forth in this prospectus and may shift our investment focus from the areas of expertise of our Advisors. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

We may experience fluctuations in our quarterly results.

        We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable and default rates on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. These occurrences could have a material adverse effect on our results of operations, the value of your investment in us and our ability to pay distributions to you and our other shareholders.

We are a non-diversified investment company within the meaning of the 1940 Act and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

        We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we hold large positions in the securities of a small number of issuers, or within a particular industry, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the issuer's financial condition or the market's assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, we will be subject to the diversification requirements applicable to RICs under Subchapter M of the Code. See "Tax Matters."

Our access to confidential information may restrict our ability to take action with respect to some investments, which, in turn, may negatively affect our results of operations.

        We, directly or through our Advisors, may obtain confidential information about the companies in which we have invested or may invest. If we do possess confidential information about such companies, there may be restrictions on our ability to make, dispose of, increase the amount of or otherwise take action with respect to, an investment in those companies. The impact of these restrictions on our ability to take action with respect to our investments could have an adverse effect on our results of operations.

Risks Related to Our Investments

Our investments in portfolio companies may be risky and we could lose all or part of our investment.

        We intend to pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. The following are risks associated with our investments:

  •
  Senior Secured Loans and Second Lien Loans.  When we invest in senior secured term loans and second lien loans, we will generally seek to take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, with respect to our second lien loans our security interest could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company's financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan's terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

  •
  Subordinated Debt.  Our subordinated, or mezzanine, debt investments will rank junior in priority of payment to senior loans and will generally be unsecured. These characteristics may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income, including PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term, and original issue discount. Loans structured with these features may represent a higher level of credit risk than loans that require interest to be paid in cash at regular intervals during the term of the loan. Since we generally will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will have greater risk than amortizing loans.

  •
  Structured Products.  We may also invest in structured products, which may include CDOs, CLOs, structured notes and credit-linked notes. These investment entities may be structured as trusts or other types of pooled investment vehicles. They may also involve the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. CDOs and CLOs are types of asset-backed securities issued by special purpose vehicles created to reapportion the risk and return characteristics of a pool of assets. The underlying pool for a CLO, for example, may include domestic and foreign senior loans, senior unsecured loans and subordinate corporate loans. Generally these are not qualified as eligible portfolio companies ("EPCs").

  •
  Equity Investments.  We expect to make selected equity investments. In addition, when we invest in senior and subordinated debt, we may acquire warrants or options to purchase equity securities or benefit from other types of equity participation. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

  •
  Investments in Private Investment Funds.  We may invest in private investment funds, including hedge funds, private equity funds, limited liability companies and other business entities. In valuing our investments in private investment funds, we rely primarily on information provided by managers of such funds. Valuations of illiquid securities, such as interests in certain private investment funds, involve various judgments and consideration of factors that may be subjective. There is a risk that inaccurate valuations provided by managers of private investment funds could adversely affect the value of our common shares. We may not be able to withdraw our investment in certain private investment funds promptly after we have made a decision to do so, which may result in a loss to us and adversely affect our investment returns.

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  Derivatives.  We may invest in derivative investments, which have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Company, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in our portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, we may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If we are owed this fair market value in the termination of the derivative contract and its claim is unsecured, we will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. Certain of the derivative investments in which we may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Advisors to predict pertinent market movements, which cannot be assured. In addition, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to our derivative investments would not be available to us for other investment purposes, which may result in lost opportunities for gain.

        Most debt securities in which we intend to invest will not be rated by any rating agency and, if they were rated, they would be rated as below investment grade quality. Debt securities rated below investment grade quality are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower's capacity to pay interest and repay principal.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

        We intend to pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Subordinated liens on collateral securing debt investments that we will make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

        Certain debt investments that we will make in portfolio companies will be secured on a second priority basis by the same collateral securing senior debt of such companies. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the debt. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company's remaining assets, if any.

        We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such portfolio companies' collateral, if any, will secure the portfolio company's obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors' claims against the portfolio company's remaining assets, if any.

        The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more inter-creditor agreements that we enter into with the holders of senior debt. Under such an inter-creditor agreement, at any time that obligations having the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

        Although we intend to generally structure certain of our investments as senior debt, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company or a representative of us or the Advisors sat on the Board of Trustees of such portfolio company, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors.

        In addition, a number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower, or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of our investments in portfolio companies (including that, as a BDC, we may be required to provide managerial assistance to those portfolio companies), we may be subject to allegations of lender liability.

We generally will not control the business operations of our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, may not be able to dispose of our interest in our portfolio companies.

        We do not expect to control most of our portfolio companies, although we may have board representation or board observation rights, and our debt agreements may impose certain restrictive covenants on our borrowers. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in private companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We will be exposed to risks associated with changes in interest rates.

        We are subject to financial market risks, including changes in interest rates. Because we may borrow money to finance a portion of our investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income.

        In addition, interest rates have recently been at or near historic lows. In the event of a significant rising interest rate environment, our portfolio companies with adjustable-rate loans could see their interest payments increase and there may be a significant increase in the number of our portfolio companies who are unable or unwilling to pay interest and repay their loans. Our investment portfolio of adjustable-rate loans may also decline in value in response to rising interest rates if the adjustable interest rates do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, our investments with fixed interest will likely decline in value.

        In periods of market volatility, the market values of fixed income securities, and portfolio companies with adjustable-rate loans, may be more sensitive to changes in interest rates. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent such activities are not prohibited by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

International investments create additional risks.

        We expect to make investments in portfolio companies that are domiciled outside of the United States. We anticipate that up to 30% of our investments may be in these types of assets. Our investments in foreign portfolio companies will be deemed "non-qualifying assets," which means, as required by the 1940

Act, they may not constitute more than 30% of our total assets at the time of our acquisition of any asset, after giving effect to the acquisition. Notwithstanding the limitation on our ownership of foreign portfolio companies, such investments may subject us to many of the same risks as our domestic investments, as well as certain additional risks, including the following:

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  foreign governmental laws, rules and policies, including those restricting the ownership of assets in the foreign country or the repatriation of profits from the foreign country to the United States;

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  foreign currency devaluations that reduce the value of and returns on our foreign investments;

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  adverse changes in the availability, cost and terms of investments due to the varying economic policies of a foreign country in which we invest;

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  adverse changes in tax rates, the tax treatment of transaction structures and other changes in operating expenses of a particular foreign country in which we invest;

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  the assessment of foreign-country taxes (including withholding taxes, transfer taxes and value added taxes, any or all of which could be significant) on income or gains from our investments in the foreign country;

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  adverse changes in foreign-country laws, including those relating to taxation, bankruptcy and ownership of assets;

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  changes that adversely affect the social, political and/or economic stability of a foreign country in which we invest;

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  high inflation in the foreign countries in which we invest, which could increase the costs to us of investing in those countries;

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  deflationary periods in the foreign countries in which we invest, which could reduce demand for our assets in those countries and diminish the value of such investments and the related investment returns to us; and

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  legal and logistical barriers in the foreign countries in which we invest that materially and adversely limit our ability to enforce our contractual rights with respect to those investments.

        In addition, we may make investments in countries whose governments or economies may prove unstable. Certain of the countries in which we may invest may have political, economic and legal systems that are unpredictable, unreliable or otherwise inadequate with respect to the implementation, interpretation and enforcement of laws protecting asset ownership and economic interests. In some of the countries in which we may invest, there may be a risk of nationalization, expropriation or confiscatory taxation, which may have an adverse effect on our portfolio companies in those countries and the rates of return we are able to achieve on such investments. We may also lose the total value of any investment which is nationalized, expropriated or confiscated. The financial results and investment opportunities available to us, particularly in developing countries and emerging markets, may be materially and adversely affected by any or all of these political, economic and legal risks.

To the extent OID and PIK interest income constitute a portion of our income, we will be exposed to risks associated with the deferred receipt of cash representing such income.

        Our investments may include OID and PIK instruments. To the extent OID and PIK constitute a portion of our income, we will be exposed to risks associated with such income being required to be included in an accounting income and taxable income prior to receipt of cash, including the following:

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  OID instruments may have unreliable valuations because the accruals require judgments about collectability.

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  OID instruments may create heightened credit risks because the inducement to the borrower to accept higher interest rates in exchange for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower.

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  For accounting purposes, cash distributions to shareholders that include a component of OID income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of OID income may come from the cash invested by the shareholders, the 1940 Act does not require that shareholders be given notice of this fact.

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  The presence of OID and PIK create the risk of non-refundable cash payments to the Advisors in the form of subordinated incentive fees on income based on non-cash OID and PIK accruals that may never be realized.

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  In the case of PIK "toggle" debt, the PIK election has the simultaneous effects of increasing the investment income, thus increasing the potential for realizing incentive fees.

Our investments in private investment funds, including hedge funds, private equity funds, limited liability companies and other business entities, subject us indirectly to the underlying risks of such private investment funds and additional fees and expenses.

        Our investments in private investment funds, including hedge funds, private equity funds, limited liability companies and other business entities expose us to the risks associated with the businesses of such funds or entities. These private investment funds are not registered investment companies and, thus, are not subject to protections afforded by the 1940 Act, covering, among other areas, liquidity requirements, governance by an independent board, affiliated transaction restrictions, leverage limitations, public disclosure requirements and custody requirements.

        We rely primarily on information provided by managers of private investment funds in valuing our investments in such funds. There is a risk that inaccurate valuations provided by managers of private investment funds could adversely affect the value of our common shares. In addition, there can be no assurance that a manager of a private investment fund will provide advance notice of any material change in such private investment fund's investment program or policies and thus, our investment portfolio may be subject to additional risks which may not be promptly identified by our Advisors.

        Investments in the securities of private investment funds may also involve duplication of advisory fees and certain other expenses. By investing in private investment funds indirectly through us, you bear a pro rata portion of our advisory fees and other expenses, and also indirectly bear a pro rata portion of the advisory fees, performance-based allocations and other expenses borne by us as an investor in the private investment funds.

        In addition, certain private investment funds may not provide us with the liquidity we require and would thus subject us to liquidity risk. Further, even if an investment in a private investment fund is deemed liquid at the time of investment, the private investment fund may, in the future, alter the nature of its investments and cease to be a liquid investment fund, subjecting us to liquidity risk.

We may acquire various structured financial instruments for purposes of "hedging" or reducing our risks, which may be costly and ineffective and could reduce our cash available for distribution to our shareholders.

        We may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase our losses. Further, hedging transactions may reduce cash available to pay distributions to our shareholders.

Defaults by our portfolio companies will harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its debt financing and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

        We intend to invest primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies, including that they:

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  have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;

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  may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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  may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and changing market conditions, as well as general economic downturns;

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  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

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  generally have less predictable operating results; may from time to time be parties to litigation; may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence; and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, trustees and members of the Advisors' management may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

        Finally, little public information generally exists about private companies and these companies may not have third-party credit ratings or audited financial statements. We must therefore rely on the ability of our Advisors to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision and we may lose money on our investments.

The lack of liquidity in our investments may adversely affect our business.

        We may acquire a significant percentage of our portfolio company investments from privately held companies in directly negotiated transactions. The securities of private companies are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. These over-the-counter secondary markets may be inactive during an economic downturn or a credit crisis. In addition, the securities in these companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. We typically would be unable to exit these investments unless and until the portfolio company has a liquidity event such as a sale, refinancing or initial public offering.

        The illiquidity of our investments may make it difficult or impossible for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments, which could have a material adverse effect on our business, financial condition and results of operations.

        Moreover, securities purchased by us that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.

        We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, our Advisors or any of their respective affiliates have material nonpublic information regarding such portfolio company or where the sale would be an impermissible joint transaction. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies or to fund our unfunded commitments.

        After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant or other right to purchase common shares. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, we prefer other opportunities, we are limited in our ability to do so by compliance with BDC requirements, or we desire to maintain our RIC status. Our ability to make follow-on investments may also be limited by our Advisors' allocation policies. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

        We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.

        To the extent that we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for distribution to our shareholders and result in losses.

        The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our common shares. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would if we had not borrowed and employed leverage. Similarly, any decrease in our income would cause net income to decline more sharply than it would have if we had not borrowed and employed leverage. Such a decline could negatively affect our ability to make distributions to our shareholders. In addition, our shareholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management or incentive fees payable to the Advisors.

        The amount of leverage that we employ will depend on our Advisors' and our Board of Trustees' assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to shareholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.

        As a BDC, we are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations and we may not be able to make distributions.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

        Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets may increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our senior or second lien loans. A severe recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

        A return of recessionary conditions and/or continued negative developments in the domestic and international credit markets may significantly affect the markets in which we do business, the value of our loans and investments, and our ongoing operations, costs and profitability. Any such unfavorable economic conditions, including rising interest rates, may also increase our funding costs, limit our access to capital markets or negatively impact our ability to obtain financing, particularly from the debt markets. In addition, any future financial market uncertainty could lead to financial market disruptions and could further impact our ability to obtain financing. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results and financial condition.

Risks Related to Our Advisors and Their Respective Affiliates

The Advisors have not managed a BDC.

        Our Advisors have no experience managing a vehicle regulated as a BDC and may not be able to operate our business successfully or achieve our investment objectives. As a result, an investment in our common shares may entail more risk than the common shares of a comparable company with a substantial operating history.

        The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the other types of investment vehicles previously managed by the Advisors. For example, under the 1940 Act, BDCs are generally required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies. Moreover, qualification for RIC tax treatment under Subchapter M of the Code requires satisfaction of source-of-income, asset diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or RIC or could force us to pay unexpected taxes and penalties, which could be material. The Advisors' lack of experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives.

The Advisors and their respective affiliates, including our officers and some of our Trustees, may face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in increased risk-taking by us.

        The Advisors and their respective affiliates will receive substantial fees from us in return for their services, including certain incentive fees based on the amount of appreciation of our investments. These fees could influence the advice provided to us. Generally, the more equity we sell in public offerings and the greater the risk assumed by us with respect to our investments, the greater the potential for growth in our assets and profits (and, correlatively, the fees payable by us to the Dealer Manager and the Advisors). These compensation arrangements could affect our Advisors' or their respective affiliates' judgment with respect to public offerings of equity and investments made by us, which allow the Dealer Manager to earn additional dealer manager fees and the Advisors to earn increased asset management fees.

The time and resources that individuals associated with the Advisors devote to us may be diverted, and we may face additional competition due to the fact that neither W. P. Carey nor Guggenheim is prohibited from raising money for or managing another entity that makes the same types of investments that we target.

        The Advisors currently manage other investment entities and are not prohibited from raising money for and managing future investment entities that make the same types of investments as those we target. As a result, the time and resources that our Advisors devote to us may be diverted, and during times of intense activity in other programs, they may devote less time and resources to our business than is necessary or appropriate. In addition, we may compete with any such investment entity for the same investors and investment opportunities.

The Advisors will experience conflicts of interest in connection with the management of our business affairs.

        Our Advisors will experience conflicts of interest in connection with the management of our business affairs including, relating to the allocation of investment opportunities by the Advisors and their respective affiliates; compensation to the Advisors; services that may be provided by the Advisors and their respective affiliates to issuers in which we invest; investments by us and other clients of the Advisors, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Advisors; differing recommendations given by the Advisors to us versus other clients; the Advisors' use of information gained from issuers in our portfolio for investments by other clients, subject to applicable law; and restrictions on the Advisors' use of "inside information" with respect to potential investments by us.

The Advisors may face conflicts of interest with respect to services performed for issuers in which we invest.

        The Advisors and their affiliates may provide a broad range of financial services to companies in which we invest, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of the Advisors may act as underwriters or placement agents in connection with an offering of securities by one of the companies in our portfolio. Any compensation received by the Advisors for providing these services will not be shared with us and may be received before we realize a return on our investment. The Advisors may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to us, on the other hand.

The Advisors have incentives to favor their respective other accounts and clients over us, which may result in conflicts of interest that could be harmful to us.

        Because our Advisors manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, an Advisor may receive fees from certain accounts that are higher than the fees received by the Advisor from us, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager for the Advisor has an incentive to favor the higher fee and/or performance-based fee accounts over us. In addition, a conflict of interest exists to the extent an Advisor has proprietary investments in certain accounts, where its portfolio managers or other employees have personal investments in certain accounts or when certain accounts are investment options in the Advisor's employee benefit plans. The Advisor has an incentive to favor these accounts over us. Our Board of Trustees will monitor these conflicts.

The Advisors are not restricted from entering into other investment advisory relationships; and an Advisor's actions on behalf of its other accounts and clients may be adverse to us and our investments.

        Each of our Advisors manages assets for accounts other than us, including private funds (for purposes of this section, "Advisor Funds"). Actions taken by an Advisor on behalf of its Advisor Funds may be adverse to us and our investments, which could harm our performance. For example, we may invest in the same credit obligations as other Advisor Funds, although, to the extent permitted under the 1940 Act, our investments may include different obligations of the same issuer. Decisions made with respect to the securities held by one Advisor Fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Advisor Funds (including us). As a further example, an Advisor may manage accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which we invest, which could harm our performance for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall.

Our Advisors will face restrictions on their use of inside information about existing or potential investments that they acquire through their relationships with other advisory clients, and those restrictions may limit the freedom of our Advisors to enter into or exit from investments for us, which could have an adverse effect on our results of operations.

        In the course of their respective duties, the members, officers, trustees, employees, principals or affiliates of our Advisors may come into possession of material, non-public information. The possession of such information may be detrimental to us, limiting the ability of our Advisors to buy or sell a security or otherwise to participate in an investment opportunity for us. In certain circumstances, employees of our Advisors may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict our ability to trade in the securities of such companies. For example, if personnel of an Advisor come into possession of material non-public information with respect to our investments, such personnel will be restricted by our Advisor's information-sharing policies and procedures or by law or contract from sharing such information with our management team, even where the disclosure of such information would be in our best interests or would otherwise influence decisions taken by the members of the management team with respect to that investment. This conflict and these procedures and practices may limit the freedom of our Advisors to enter into or exit from potentially profitable investments for us, which could have an adverse effect on our results of operations. Accordingly, there can be no assurance that we will be able to fully leverage the resources and industry expertise of our Advisors' other businesses. Additionally, there may be circumstances in which one or more individuals associated with and Advisor will be precluded from providing services to us because of certain confidential information available to those individuals or to other parts of the Advisor.

We may be obligated to pay our Advisors incentive fees even if we incur a net loss due to a decline in the value of our portfolio and even if our earned interest income is not payable in cash.

        The Investment Advisory Agreement entitles W. P. Carey to receive an incentive fee based on our pre-incentive fee net investment income regardless of any capital losses. In such case, we may be required to pay W. P. Carey an incentive fee for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter. W. P. Carey will pay 50% of any such incentive fee to Guggenheim.

        Any incentive fee payable by us that relates to our pre-incentive fee net investment income may be computed and paid on income that may include interest that has been accrued but not yet received or interest in the form of securities received rather than cash (i.e., PIK income). If a portfolio company defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the incentive fee will become uncollectible. Our Advisors are not obligated to reimburse us for any part of the incentive fee they received that was based on accrued interest income that we never received as a result of a subsequent default, and such circumstances would result in our paying a subordinated incentive fee on income we never receive. PIK income will be counted toward the incentive fee that we are obligated to pay our Advisors, even though we do not receive the income in the form of cash.

        The quarterly incentive fee on income that we pay is recognized and paid without regard to: (i) the trend of pre-incentive fee net investment income on adjusted capital over multiple quarters in arrears, which may in fact be consistently less than the preference return, or (ii) the net income or net loss in the current calendar quarter, the current year or any combination of prior periods.

        For federal income tax purposes, we may be required to recognize taxable income in some circumstances in which we do not receive a corresponding payment in cash and to make distributions with respect to such income to maintain our status as a RIC. Under such circumstances, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay a subordinated incentive fee on income with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Our incentive fee may induce our Advisors to make speculative investments.

        The incentive fee payable by us to W. P. Carey (50% of which will be paid to Guggenheim by W. P. Carey) may create an incentive for our Advisors to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangements. The way in which the incentive fee is determined may encourage our Advisors to use leverage to increase the leveraged return on our investment portfolio.

        In addition, the fact that our base management fee (a portion of which will be paid to Guggenheim) is payable based upon our gross assets (which includes any borrowings for investment purposes) may encourage our Advisors to use leverage to make additional investments. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns. Under certain circumstances, the use of substantial leverage may increase the likelihood of our default on our borrowings, which would disfavor holders of our common shares.

Our ability to enter into transactions with our affiliates will be restricted.

        We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the Independent Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate on a principal basis, absent the prior approval of our Board of Trustees and, in some cases, the SEC. The 1940 Act also prohibits certain "joint" transactions with certain of our affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction is considered a joint transaction), without prior approval of our Board of Trustees and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or trustees or their affiliates. The SEC has interpreted the BDC regulations governing transactions with affiliates to prohibit certain joint transactions involving entities that share a common investment adviser. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company that is controlled by a fund managed by either of our Advisors or their respective affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

        We expect to apply for an exemptive order from the SEC that would permit us to, among other things, co-invest with other funds, including funds managed by Guggenheim and certain of its affiliates. Any such order, if issued, will be subject to certain terms and conditions and there can be no assurance that such order will be granted by the SEC. Accordingly, we cannot assure you that we will be permitted to co-invest with other accounts or other entities managed by Guggenheim, other than in the limited circumstances currently permitted by applicable SEC staff guidance and interpretations or in the absence of a joint transaction. Following our receipt of SEC exemptive relief, we will adopt Guggenheim's allocation policy, which is designed to fairly and equitably distribute investment opportunities among funds or pools of capital managed by Guggenheim. Such allocation policy will provide that once an investment has been approved and is deemed to be in our best interest, we will receive a pro rata share of the investment. The adoption of this allocation policy will ensure that we will be presented with all investment opportunities that fit within our investment strategy and that we will have the ability to invest in those opportunities alongside the other clients of Guggenheim on equal terms.

        In situations when co-investment with affiliates' other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of exemptive relief granted to us by the SEC (as discussed above), our Advisors will need to decide which client or clients will proceed with the investment. Generally, we will not have an entitlement to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, we will not be permitted to participate. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which an affiliates' other client holds a controlling interest.

We may make investments that could give rise to a conflict of interest.

        We do not expect to invest in, or hold securities of, companies that are controlled by affiliates' other clients. However, an affiliates' other clients may invest in, and gain control over, one of our portfolio companies. If an affiliates' other client, or clients, gains control over one of our portfolio companies, it may create conflicts of interest and may subject us to certain restrictions under the 1940 Act. As a result of these conflicts and restrictions our Advisors may be unable to implement our investment strategies as effectively as they could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, our Advisors may be unable to engage in certain transactions that they would otherwise pursue. In order to avoid these conflicts and restrictions, our Advisors may choose to exit these investments prematurely and, as a result, we would forego any positive returns associated with such investments. In addition, to the extent that an affiliates' other client holds a different class of securities than we as a result of such transactions, our interests may not be aligned.

The recommendations given to us by the Advisors may differ from those rendered to their other clients.

        The Advisors and their affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us even though such other clients' investment objectives may be similar to ours.

Our Advisors' liability is limited under the Investment Advisory and Investment Sub-Advisory Agreements, and we are required to indemnify our Advisors against certain liabilities, which may lead our Advisors to act in a riskier manner on our behalf than it would when acting for its own account.

        Our Advisors have not assumed any responsibility to us other than to render the services described in the Investment Advisory and Investment Sub-Advisory Agreements, and they will not be responsible for any action of our Board of Trustees in declining to follow our Advisors' advice or recommendations. Pursuant to the Investment Advisory and Investment Sub-Advisory Agreements, our Advisors and their respective trustees, officers, shareholders, members, agents, employees, controlling persons, and any other person or entity affiliated with, or acting on behalf of, the Advisors will not be liable to us for their acts under the Investment Advisory and Investment Sub-Advisory Agreements (absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties). We have also agreed to indemnify, defend and protect our Advisors and their respective trustees, officers, shareholders, members, agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, the Advisors with respect to all damages, liabilities, costs and expenses resulting from acts of our Advisors (not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties). These protections may lead our Advisors to act in a riskier manner when acting on our behalf than it would when acting for its own account.

The Dealer Manager's affiliation with W. P. Carey may cause a conflict of interest and may hinder the performance of its due diligence obligations.

        Our Dealer Manager will receive selling commissions, a dealer manager fee and a distribution and shareholder servicing fee, all or a portion of which it may re-allow to other dealers, in connection with this offering. Our Dealer Manager has certain obligations under the federal securities laws to undertake a due diligence investigation with respect to the parties involved in this offering, including our Advisor. Our Dealer Manager's affiliation with W. P. Carey may cause a conflict of interest for our Dealer Manager in carrying out its due diligence obligations. While we make certain representations to our Dealer Manager on which it may rely, our Dealer Manager has not requested and will not obtain from counsel an opinion to the effect that the prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in the prospectus, in the light of the circumstances under which they were made, not misleading. The absence of an independent due diligence review by our Dealer Manager may increase the risk and uncertainty you face as a potential investor in our common shares.

Risks Related to Business Development Companies Generally

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

        As a BDC, the 1940 Act prohibits us from acquiring any assets other than certain qualifying assets unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and result of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a BDC would reduce our operating flexibility.

        If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions and correspondingly decrease our operating flexibility.

Regulations governing our operation as a BDC and RIC will affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a BDC, the necessity of raising additional capital may expose us to risks, including risks associated with leverage.

        As a result of the annual distribution requirement to qualify as a RIC, we may need to access the capital markets periodically to raise cash to fund new investments in portfolio companies. We may issue "senior securities," including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. If we issue senior securities, we will be exposed to risks associated with leverage, including an increased risk of loss. Our ability to issue different types of securities is also limited. Compliance with these distribution requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. Therefore, we intend to continuously issue equity securities, which may lead to shareholder dilution.

        We may borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC, which would generally result in a corporate-level tax on any income and net gains. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common shareholders.

        In addition, we anticipate that as market conditions permit, we may securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect to be willing to accept a substantially lower interest rate than the loans earn. We would retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. Accordingly, if the pool of loans experienced a low level of losses due to defaults, we would earn an incremental amount of income on our retained equity but we would be exposed, up to the amount of equity we retained, to that proportion of any losses we would have experienced if we had continued to hold the loans in our portfolio.

If we cannot obtain debt financing or equity capital on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

        The net proceeds from the sale of shares will be used for our investment opportunities, and, if necessary, the payment of operating expenses and the payment of various fees and expenses, such as management fees, incentive fees, and other fees and distributions. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require additional debt financing or equity capital to operate. Pursuant to tax rules that apply to us, we will be required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our shareholders to maintain our RIC status. Accordingly, in the event that we need additional capital in the future for investments or for any other reason, we may need to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. These sources of funding may not be available to us due to unfavorable economic conditions, which could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. Consequently, if we cannot obtain further debt or equity financing on acceptable terms, our ability to acquire additional investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve portfolio diversification and our investment objectives, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.

Risks Related to an Investment in Our Common Shares

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer common shares than anticipated.

        Common shares will be offered at an initial public offering price of $9.52 per share. We will seek to avoid interruptions in the continuous offering of our common shares; we may, however, to the extent permitted or required under the rules and regulations of the SEC, supplement the prospectus or file an amendment to the registration statement with the SEC if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus. However, there can be no assurance that our continuous offering will not be interrupted during the SEC's review of any such registration statement amendment.

        In addition, if the net asset value per share were to decline below 97.5% of the public offering price, net of sales load, for ten continuous business days (for this purpose, any day on which the principal stock markets in the United States are open for business), then, unless and until our Board of Trustees determines otherwise, we will voluntarily suspend selling shares in this offering until the net asset value per share is greater than 97.5% of the public offering price, net of sales load.

        As a result, your purchase price may be higher than the prior subscription closing price and therefore you may receive a smaller number of shares than if you had subscribed at the prior subscription closing price.

If we are unable to raise substantial funds in our ongoing, continuous "best efforts" offering, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

        Our continuous offering is being made on a best efforts basis, whereby our Dealer Manager and selected dealers are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. To the extent that less than the maximum number of shares is subscribed for, the opportunity for diversification of our investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

Our ability to conduct our continuous offering successfully is dependent, in part, on the ability of our Dealer Manager to successfully establish, operate and maintain relationships with a network of broker-dealers.

        The success of our public offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of our Dealer Manager to establish and maintain relationships with a network of licensed securities broker-dealers and other agents to sell our shares. If our Dealer Manager fails to perform, we may not be able to raise adequate proceeds through our public offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

We intend, but are not required, to offer to repurchase your shares on a quarterly basis. As a result you will have limited opportunities to sell your shares.

        Beginning with the first full calendar quarter following the date that we commence operations, we intend to offer to repurchase approximately 10% of our weighted average number of outstanding shares in any 12-month period, in order to allow you to tender your shares to us on a quarterly basis at a price that is approximately equal to our net asset value as of the last business date of each relevant calendar quarter. The share repurchase program, if implemented, will include numerous restrictions that limit your ability to sell your shares. At the discretion of our Board of Trustees, we intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with cash on hand, cash available from borrowings and cash from the sale of our investments as of the end of the applicable period to repurchase shares. We will limit repurchases in each quarter to 2.5% of the weighted average number of common shares outstanding in the prior four calendar quarters. To the extent that the number of shares put to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Delaware law, which prohibits distributions that would cause a trust to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any year. Our Board of Trustees may amend, suspend or terminate the share repurchase program upon 30 days' notice. We will notify our shareholders of such developments: (i) in our quarterly reports or (ii) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, under the quarterly share repurchase program, if implemented, we will have discretion to not repurchase shares, to suspend the program and to cease repurchases. Further, the program will have many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

Our shares will not be listed on an exchange and our shareholders will have limited liquidity. In addition, the timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our shareholders, and to the extent you are able to sell your shares under the program, you may not be able to recover the amount of your investment in our shares.

        Our shares are illiquid investments for which there is not and will likely not be a secondary market. Liquidity for your shares will be limited to participation in our share repurchase program, which we have no obligation to maintain.

        When we make quarterly repurchase offers pursuant to the share repurchase program, we will offer to repurchase shares at our then current net asset value per share, which may be lower than the price that you paid for our shares. As a result, to the extent you paid a price that includes the related sales load and to the extent you have the ability to sell your shares pursuant to our share repurchase program, then the price at which you may sell shares may be lower than the amount you paid in connection with the purchase of shares in this offering.

We have a finite term and the timing of our liquidation may be at a time that is disadvantageous to our shareholders and the proceeds you receive may be less than your investment in our shares.

        We will have a finite term and we intend to liquidate our interest in the Master Fund and distribute all proceeds to shareholders on or before December 31, 2020. If market conditions are unfavorable at the time of our liquidation, you may receive liquidation proceeds that are less than your investment in our shares.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in an acceptable timeframe.

        Delays in investing the net proceeds of this offering may impair our performance. We cannot assure you that we will be able to identify investments that meet our investment objectives or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

        Before making investments, we will invest the net proceeds of our public offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and/or other high-quality debt instruments maturing in one year or less from the time of investment. This will produce returns that are significantly lower than the returns we expect to achieve when our portfolio is fully invested in securities meeting our investment objectives. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objectives may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objectives.

A shareholder's interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

        Our shareholders do not have preemptive rights to any shares we issue in the future. Our Declaration of Trust authorizes us to issue up to 1,000,000,000 common shares. Pursuant to our Declaration of Trust, a majority of our entire Board of Trustees may amend our Declaration of Trust to increase our authorized shares without shareholder approval. Our Board of Trustees may elect to sell additional shares in the future or issue equity interests in private offerings. To the extent we issue additional equity interests at or below net asset value, your percentage ownership interest in us may be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.

        Under the 1940 Act, we generally are prohibited from issuing or selling our common shares at a price below net asset value per share, which may be a disadvantage as compared with certain public companies. We may, however, sell our common shares, or warrants, options or rights to acquire our common shares, at a price below the current net asset value of our common shares if our Board of Trustees and Independent Trustees determine that such sale is in our best interests and the best interests of our shareholders, and our shareholders, including a majority of those shareholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Trustees, closely approximates the fair value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common shares or senior securities convertible into, or exchangeable for, our common shares, then the percentage ownership of our shareholders at that time will decrease and you will experience dilution.

Preferred stock could be issued with rights and preferences that would adversely affect holders of our common shares.

        This offering does not include an offering of preferred stock. However, under the terms of our Declaration of Trust, our Board of Trustees is authorized to issue shares of preferred stock in one or more series without shareholder approval, which could potentially adversely affect the interests of existing shareholders.

Certain provisions of our Declaration of Trust and actions of the Board of Trustees could deter takeover attempts and have an adverse impact on the value of our common shares.

        Our Declaration of Trust, as well as certain statutory and regulatory requirements, contains certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Our Board of Trustees may, without shareholder action, authorize the issuance of shares in one or more classes or series, including shares of preferred stock; and our Board of Trustees may, without shareholder action, amend our Declaration of Trust to increase the number of our common shares, of any class or series, that we will have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common shares the opportunity to realize a premium over the value of our common shares.

The net asset value of our common shares may fluctuate significantly.

        The net asset value and liquidity, if any, of the market for our common shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  changes in the value of our portfolio of investments and derivative instruments;

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  changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

  •
  loss of RIC or BDC status;

  •
  distributions that exceed our net investment income and net income as reported according to GAAP;

  •
  changes in earnings or variations in operating results;

  •
  changes in accounting guidelines governing valuation of our investments;

  •
  any shortfall in revenue or net income or any increase in losses from levels expected by investors;

  •
  departure of either of our Advisors or certain of their respective key personnel;

  •
  general economic trends and other external factors; and

  •
  loss of a major funding source.

Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code, if the Master Fund is unable to maintain its qualification as a RIC under Subchapter M of the Code, or if we make investments through taxable subsidiaries.

        To maintain RIC tax treatment under the Code, we must meet the following minimum annual distribution, income source and asset diversification requirements. See "Tax Matters."

        The minimum annual distribution requirement for a RIC will be satisfied if we distribute to our shareholders on an annual basis at least 90% of our net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the "spillover dividend" provisions of Subchapter M. We would be taxed on any retained income and/or gains, including any short-term capital gains or long-term capital gains. We must also satisfy an additional annual distribution requirement in respect of each calendar year in order to avoid a 4% excise tax on the amount of any under-distribution. Because we may use debt financing, we are subject to (i) an asset coverage ratio requirement under the 1940 Act and may, in the future, be subject to (ii) certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment, or could be required to retain a portion of our income or gains, and thus become subject to corporate-level income or excise tax.

        The income source requirement will be satisfied if we obtain at least 90% of our annual income from dividends, interest, gains from the sale of stock or securities, or other income derived from the business of investing in stock or securities.

        The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents (including receivables), U.S. government securities, securities of other RICs and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled (as determined under applicable Code rules) by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships." Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

        If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

        We will invest substantially all of our assets in the Master Fund, which intends to qualify as a RIC. Failure of the Master Fund to so qualify will have an adverse effect on our qualification as a RIC.

        We may invest in certain debt and equity investments through taxable subsidiaries and the net taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

        For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, since we will likely hold debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK, secondary market purchase of debt securities at discount to par, interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, we may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as "passive foreign investment companies" and/or "controlled foreign corporations." The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require us to recognize income where we do not receive a corresponding payment in cash.

        We anticipate that a portion of our income may constitute OID or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts with respect to debt securities acquired in the secondary market and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes. Because any OID or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even if we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, and choose not to make a qualifying share distribution, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

POTENTIAL CONFLICTS OF INTEREST

        The respective members, directors, officers and other personnel of the Advisors allocate their time between advising us and managing other investment and business affairs in an appropriate manner. However, our Advisors will continue to devote the time, resources and other services necessary to managing their other investment and business activities and the Advisors are not precluded from conducting activities unrelated to our business affairs. As a result of these business activities, the Advisors may have conflicts of interest in allocating management time, services and functions among us, the Master Fund and other business ventures or clients.

        We may compete with certain affiliates for investments, subjecting such Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities or making acquisitions on our behalf.

        The compensation payable by the Master Fund to our Advisors will be approved by the Master Fund's Board of Trustees consistent with the exercise of the requisite standard of care applicable trustees under Delaware law. Such compensation is payable , in most cases, regardless of the quality of the assets acquired, the services provided to the Master Fund or whether the Master Fund makes distributions to its shareholders.

        Our Advisors and their respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us even though their investment objectives may be similar to ours. As a result, the Advisors may at certain times be simultaneously seeking to purchase or dispose of investments for the Master Fund and for other clients for which they serve as advisor.

        To the extent not restricted by confidentiality requirements or applicable law, our Advisors may apply experience and information gained in providing services to our portfolio companies in providing services to competing companies invested in by our affiliates' other clients.

        As a BDC, we are limited in our ability to invest in any portfolio company in which an affiliates' other client has an investment. We are also limited in our ability to co-invest in a portfolio company with our Advisors or one or more of their respective affiliates. Some of these co-investments are only permitted pursuant to reliance on previous no-action letters or an exemptive order from the SEC.

        From time to time, and to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief we may receive from the SEC, if any, we and other clients for which our Advisors provide investment management services or carry on investment activities may make investments at different levels of an investment entity's capital structure or otherwise in different classes of an issuer's securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients, including in the case of financial distress of the investment entity.

        Our Advisors and their respective affiliates may, in the future, advise a broad range of investment funds, vehicles, and other accounts, including proprietary vehicles, that make investments worldwide. Each of our Advisors may also make investments for its own account.

        By reason of the advisory, investment banking and/or other activities of the Advisors and their affiliates, the Advisors may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities. This may also happen if, for example, any members of the board of directors of a portfolio company are nominated or designated by the Advisors or any of their affiliates. The Advisors will not be free to divulge, or to act upon, any such confidential or material non-public information, and because of these restrictions, the Advisors may not be able to initiate a transaction for the Master Fund that they otherwise might have initiated (including taking a new position or adding to an existing position). As a result, the Master Fund may be frozen in an investment position that it otherwise might have liquidated or closed out or may not be able to acquire a position that it might otherwise have acquired.

        Our Advisors and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships of from engaging in other business activities, even though such activities may compete with us or may require substantial resources.

        Our Advisors may have, or enter into, advisory relationships with other advisory clients that could lead to circumstances in which a conflict of interest between the Advisors and advisory clients could exist or develop. In addition, to the extent that another client of our Advisor or Sub-Advisor holds a different class of securities of the same issuer than us, the interest of such client and our interest may not be aligned. As a result of these conflicts and restrictions, our Advisors may be unable to implement our investment strategies as effectively as they could have in the absence of such conflicts or restrictions. In order to avoid these conflicts and restrictions, our Advisors may choose to exit these investments prematurely and, as a result, we would forgo any future positive return associated with such investments.

        Various potential and actual conflicts of interest may arise as a result of the investment banking, commercial banking, asset management, financing and financial advisory services and products provided by the Advisors and their affiliates. The Advisors and their affiliates may purchase, hold and sell, both for their respective accounts or for the account of their respective clients, on a principal or agency basis, loans, securities, and other obligations and financial instruments and engage in private equity investment activities. Subject to applicable law, the Advisors and their affiliates will not be restricted in their performance of any such services or in the types of debt or equity investments which they may make. In conducting the foregoing activities, the Advisors and their affiliates will be acting for their own account or the account of their clients and, subject to applicable law, will have no obligation to act in the interest of the Master Fund.

 FORWARD-LOOKING STATEMENTS

        Some of the statements in this prospectus may constitute forward-looking statements because they relate to future events or our future financial conditions. Words such as "anticipate," "believe," "expect" and "intend" indicate a forward-looking statement, although not all forward-looking statements include these words. The use of forecasts in this offering is prohibited. Any representations to the contrary or any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in this program is not permitted. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

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  our future operating results;

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  our business prospects and the prospects of our portfolio companies;

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  the effect of investments that we expect to make;

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  our contractual arrangements and relationships with third parties;

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  actual and potential conflicts of interest with our Advisors and their respective affiliates;

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  the dependence of our future success on the general economy and its effect on the industries in which we invest;

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  the ability of our portfolio companies to achieve their objectives;

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  the use of borrowed money to finance a portion of our investments;

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  the adequacy of our financing sources and working capital;

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  the timing of cash flows, if any, from the operations of our portfolio companies;

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  the ability of our Advisors to locate suitable investments for us and to monitor and administer our investments;

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  the ability of our Advisors and their respective affiliates to attract and retain highly talented professionals;

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  our ability to qualify and maintain our qualification as a RIC and as a BDC; and

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  the effect of changes to tax legislation and our tax position.

        We caution you that forward-looking statements are not guarantees. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements. Some factors that might cause such a difference include the following: the current global economic downturn, increased direct competition, changes in government regulations or accounting rules, changes in local, national and global capital market conditions, our ability to obtain or maintain credit lines or credit facilities on satisfactory terms, changes in interest rates, availability of offering proceeds, our ability to identify suitable investments, our ability to close on identified investments, inaccuracies of our accounting estimates, our ability to locate suitable borrowers for our loans and the ability of such borrowers to make payments under their respective loans.

        Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law. You are advised to consult any additional disclosures that we may make directly to you or through reports that we file with the SEC in the future, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

        The forward-looking statements and projections contained in this prospectus or in periodic reports we file under the Exchange Act are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

COMPANY PROFILE

        We are a non-diversified closed-end management investment company that will elect to be treated as a BDC under the 1940 Act. Formed as a Delaware statutory trust on September 5, 2014, we are externally managed by W. P. Carey and Guggenheim, which are collectively responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Both of our Advisors are registered as investment advisers with the SEC. We intend to elect to be treated, beginning with our first taxable year ending [December 31, 2015], and intend to qualify annually thereafter, as a RIC under the Code.

        Our investment objectives are to provide our shareholders with current income, capital preservation and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objectives by investing primarily in large, privately-negotiated, loans to private middle market U.S. companies. Specifically, we expect a typical borrower to have EBITDA of $10 million to $50 million and our typical loan size to range from $20 million to $120 million. We seek to invest in businesses that have a strong reason to exist and have demonstrated competitive and strategic advantages. These companies generally possess distinguishing business characteristics such as a leading competitive position in a well-defined market niche, unique brands, sustainable profitability and cash flow, and experienced management. We anticipate that our investments will sit senior in a borrower's capital structure and have re-payment priority over other parts of a borrower's capital structure. By investing in a more senior point of a borrower's capital structure we expect to gain superior principal protection with less risk which provides the opportunity for a better risk /return profile with similar returns to that of a typical middle market or private equity alternative investment. In addition to privately-negotiated loans we intend to invest in opportunities that are originated by various intermediaries where we are able to play a differentiated role gaining outsized allocation, influencing structure, pricing, and fees compared to the broader market. This could include more broadly syndicated assets such as bank loans and corporate bonds. In this instance, we intend to leverage our Advisors' leadership to act alongside banks and other intermediaries to de-risk execution prior to launch, drive pricing, and stabilize syndications through our structuring leadership and capital commitments. In taking our directly originated model and applying it to our syndicated loan and bond relationships we believe we are able to create stronger packages of risk and reward for our investors. Our portfolio is expected to focus on floating-rate investments, whose revenue streams may increase in a rising interest rate environment and on investments that have other characteristics including closing fees, pre-payment premiums, lender- friendly control provisions, and strong lender-friendly covenants. We may also invest in fixed-rate investments, options or other forms of equity participation, and structured products such as CLOs and CDOs.

        Our investment strategy leverages our Advisors' deep research teams with a relative value perspective across all corporate credit asset types. This creates a larger, proprietary opportunity set that lends itself to generating best risk-adjusted investment ideas to us. The strategy strives to create investments with a more attractive combination of risk and reward, better economics, and stronger protections than those offered in traditional transactions.

        We are only issuing common shares in this offering and there are no classes of securities that are currently senior to the shares in which you are investing. Each common share has equal rights to distributions, voting, liquidation and conversion. Our common shares are non-assessable such that there is no liability for calls or assessments, nor are there any preemptive or repurchase rights in favor of existing shareholders. Our distributions are neither set at predetermined times nor at minimum rates. See "Shareholder Liquidity Strategy."

Our Advisors

        Our investment advisors are W. P. Carey, which is responsible for the overall management of our activities, and Guggenheim, which is responsible for the day-to-day management of our investment portfolio. W. P. Carey provides its services under the Investment Advisory Agreement and under the Administrative Services Agreement, and Guggenheim provides its services under the Sub-Advisory Agreement. The activities of both Advisors are subject to the supervision and oversight of our Board of Trustees.

        As required by the Omnibus Guidelines adopted by the North American Securities Administrators Association, our Advisors and their parent entities have an aggregate net worth in excess of $5.8 million. No portion of such net worth will be available to us to satisfy any of our liabilities or other obligations.

About W. P. Carey

        Our Advisor is an affiliate of W. P. Carey Inc., and is a registered investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. Founded in 1973, W. P. Carey Inc. is a publicly traded REIT (NYSE: WPC) that provides long-term sale-leaseback and build-to-suit financing for companies worldwide. W. P. Carey Inc. has extensive expertise in credit and real estate underwriting, with more than 35 years of experience in evaluating credit and real estate investment opportunities. A capital provider to growing U.S. companies since its inception, W. P. Carey Inc. owns and manages a global investment portfolio of more than $18 billion as of June 30, 2014.

        For four decades, W. P. Carey Inc. has provided companies around the globe with capital to expand their businesses, make acquisitions, invest in research and development or fund other corporate initiatives. Its corporate finance-focused credit and underwriting process is a constant that has been successfully leveraged across a wide variety of companies and industries. W. P. Carey Inc.'s disciplined investment process has largely focused on identifying companies with stable and improving credit profiles using a top down and bottom up approach, without relying on outside rating agencies. Credit-quality characteristics, capital structure, operating history, margin and ratio analysis industry market share, and management team are all key considerations in evaluating potential tenant credits. W. P. Carey Inc. has advised 18 non-traded investment programs during its more than 40-year history. Of the 17 Corporate Property Associates programs, 15 have completed their investment and liquidation phases and two continue to operate as entities advised by W. P. Carey Inc. Additionally, W. P. Carey Inc. is the advisor to Carey Watermark Investors Incorporated, its lodging-focused non-traded REIT. Collectively, W. P. Carey Inc. has raised approximately $8.5 billion of equity capital (as of August 2014) from more than 150,000 investors through its non-traded investment programs.

        We believe that W. P. Carey Inc.'s reputation and track record of sourcing and consummating investment opportunities over its more than 40 year history, both directly and on behalf of its investment programs, its credit underwriting experience and infrastructure and its expertise in managing similar companies through all phases of their life cycles will benefit us as we seek to implement our investment objectives.

About Guggenheim

        Guggenheim Investments represents the investment management businesses of Guggenheim Partners and includes Guggenheim, an SEC registered investment adviser. Guggenheim Partners is a privately held, global financial services firm with over 2,500 employees and more than $210 billion in assets under management. They combine innovative thinking and experienced advice to produce customized solutions for their clients, which include institutions, governments and agencies, corporations, investment advisors, family offices, and individual investors.

        Guggenheim Investments manages $186 billion in assets across fixed income, equity and alternatives. Their 250+ investment professionals perform rigorous research to understand market trends and identify undervalued opportunities in areas that are often complex and underfollowed. This approach to investment management has enabled us to deliver innovative strategies providing diversification and attractive long-term results.

        Within Guggenheim Investments is the $63 billion Guggenheim Corporate Credit Team who is responsible for all corporate credit strategies. A unified credit platform is utilized for all strategies and is organized by industry as opposed to asset class which increases their ability to uncover relative value opportunities and to identify and source opportunities. The scale of the platform combined with the expertise across a wide range of industries and extensive legal resources allows Guggenheim to be a solution provider to the market creating a unique pipeline of investment opportunities.

Market Opportunity

        Our investment objectives are to provide our shareholders with current income, capital preservation and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objectives by investing primarily in large, privately-negotiated, loans to private middle market U.S. companies. We believe there are and will continue to be attractive investment opportunities for a variety of reasons, including the following:

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  Scarcity of Capital for Middle Market Companies.  Middle market companies' access to capital has not improved at the same pace as larger companies' access. Because middle market borrowers have fewer options than larger borrowers, lenders to this segment achieve attractive economic terms and strong structural protections. This middle market financing gap is likely to persist as credit demand outstrips supply. Future middle market financing demand will likely increase due to impending maturities and more leveraged buyout activity which will be met by fewer capital providers. Commercial banks are making fewer cash flow loans, instead focused in many cases on asset based loans. Hedge funds, a primary middle market capital source in past years, have largely exited the market. Mezzanine capital remains available but is largely unsuitable as a one-stop capital solution due to the high costs.

Share of Primary Middle Market Loans

Source: S&P LCD, Barclays

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  Attractive Middle Market Segment.  We believe the need for middle market financing combined with the lack of supply of capital to the middle market segment has created and will continue to create compelling investment opportunities. Compared to larger companies middle market companies often offer more attractive economic terms and flexibility in the structuring of transactions, which we believe allows us to create more attractive debt instruments. Middle market investments are more likely to have tighter covenants and loan documentation, more attractive fees, and enhanced pricing compared to financing packages of larger companies.

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  Significant Amounts of Middle Market Debt Coming Due.  We believe that over $330 billion of debt to middle market companies will face upcoming maturities and need to be refinanced over the next five years. We believe that the large amount of maturities combined with the scarcity of capital for middle market companies should increase demand and provide attractive investment opportunities.

Middle Market Maturities ($bn)

Source: S&P LCD, Barclays

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  Changes in the Regulatory Landscape Increasing the Demand for Additional Sources of Debt Financing.  The post-crisis world of banking, driven by heightened oversight and regulatory pressure, is one that is marked by dramatically increased risk management practices and requirements to increase capital and to deleverage. The Dodd Frank Act, Volcker Rule, Basel III and Leveraged Lending Guidelines attempt to remove systematic risk in the market. We believe this provides a need for non-traditional sources of debt financing to fill the gap where traditional sources play a reduced role. We believe the scale of our platform allows us to fulfill a differentiated role in deals that capitalize on these secular shifts in the market, including but not limited to an active role in syndicated deals.

Our Competitive Advantages

        As a BDC with a particular focus on lending activities, we may experience competition from other BDCs, commercial banks, specialty finance companies, open-end and closed-end investment companies, opportunity funds, private equity funds and institutional investors, many of which generally have had greater financial resources than we do for the purposes of lending to U.S. businesses within our stated investment focus. These competitors may also have a lower cost of capital, may be subject to less regulatory oversight and may have lower overall operating costs. The level of competition impacts both our ability to raise capital, find suitable corporate borrowers that meet our investment criteria and acquire and originate loans to these corporate borrowers. We may also face competition from other funds in which affiliates of our Advisors participate or advise.

        We believe we have the following competitive advantages over other capital providers in our markets which will allow us to capitalize on attractive market opportunities:

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  Corporate Credit Expertise.  Together our Advisors have over 50 years of investing in corporate finance-focused credit and real estate underwriting. For four decades, W. P. Carey Inc. has provided companies around the globe with capital to expand their businesses, make acquisitions, invest in research and development or fund other corporate initiatives. Its corporate finance-focused credit and underwriting process is a constant that has been successfully leveraged across a wide variety of companies and industries. Furthermore, Guggenheim's core team has been together since 2001, managing more than $62 billion in corporate credit strategies. This has allowed them to become a market leader in structuring and investing in private middle market private debt with approximately $5.8 billion in 121 privately-negotiated debt transactions since 2002.

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  Breadth of Corporate Credit Platform and Sourcing Capabilities.  Our Sub-Advisor's corporate credit team invests across the spectrum with investment grade, high yield, bank loans and private debt all on one platform. This structure, along with our Advisor's 40 year track record of sourcing and consummating investment opportunities, gives us perspective on relative value, access to better information and more detailed diligence on potential investments, and provides us with more sourcing opportunities. Our Advisors have extensive investing experience and, as a result, maintain relationships with a number of important investment sources, such as private equity sponsors, investment banks, insurance companies, and commercial banks, as well as corporate entities and high net worth individuals. The depth and breadth of our Advisors' resources and capabilities allow us to analyze complex transactions in a short time frame and give us the ability to finance entire or large portions of capital structures providing a one stop solution for the borrower.

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  Ability to Evaluate, Structure and Execute Solutions.  Our Advisors' experience and expertise in evaluating, structuring and executing investments allows us to implement a strategy with an attractive combination of risk and reward. Our Advisors' deep resources, including our Sub-Advisor's 11-person internal legal team, enable us to create investments with privately-negotiated economic terms and strong structural protections.

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  Depth of Corporate Credit Research Capabilities.  Our investment process is designed to utilize the collective insight of both our Advisor and our Sub-Advisor. Our Advisor has extensive expertise in credit and real estate underwriting, with more than 35 years of experience in evaluating credit and real estate investment opportunities. A capital provider to growing U.S. companies since its inception, W. P. Carey Inc. owns and manages a global investment portfolio of approximately $18.1 billion as of June 30, 2014. Our Sub-Advisor's team is comprised of over 90 investment professionals with a database of more than 1,000 companies investing across all levels of a company's capital structure. Their combined investment process will include rigorous company and financial analysis and be coupled with a legal due diligence team who will have an active role in structuring transactions. This allows our Advisors to select investments they believe to have the best risk/return profile, with adequate investor protection, and to quickly commit to term sheets in order to capitalize on those opportunities.

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  Focus on Protecting Capital.  With our Advisors' large credit platform and deal structuring expertise, they are able to heavily negotiate economic terms and secure stronger structural protections for our investments. Stress testing companies in various environments is a critical part of our Advisors screening process, and the Advisors intend to subject each company to a sensitivity analysis that considers many factors that could affect investment performance. After establishing a company's enterprise value, our Advisors focus on asset coverage, cash flow, liquidation preference and rules to determine the areas of a company's capital structure that deliver the best packages of risk and return. For each potential investment, the legal team works closely with industry analysts to create a worst-case scenario that determines the level of control we would have and that ensures we would be fairly compensated given our position in the capital structure.

Investment Strategy

        Our investment strategy leverages our Advisors' deep research teams with a relative value perspective across all corporate credit asset types and industries, creating a larger, proprietary opportunity set that lends itself to generating best ideas. This strategy focuses on investing primarily in large, privately-negotiated, loans to private middle market U.S. companies. We seek to invest in businesses that have a strong reason to exist and have demonstrated competitive and strategic advantages. These companies generally possess distinguishing business characteristics such as a leading competitive position in a well-defined market niche, unique brands, sustainable profitability and cash flow, and experienced management. We anticipate that our investments will sit senior in a borrower's capital structure and have re-payment priority over other parts of a borrower's capital structure. In addition to privately-negotiated loans we intend to invest in opportunities that are originated by various intermediaries where we are able to play a differentiated role gaining outsized allocation, influencing structure, pricing, and fees compared to the broader market. This could include more broadly syndicated assets such as bank loans and corporate bonds. Our portfolio is expected to focus on floating-rate investments, whose revenue streams may increase in a rising interest rate environment and on investments that have other characteristics including closing fees, pre-payment premiums, lender-friendly control provisions, and strong lender-friendly covenants. We may also invest in fixed-rate investments, options or other forms of equity participation, and structured products such as CLOs and CDOs.

Investment Focus

        We intend to meet our investment objectives by investing primarily in large, privately-negotiated, loans to private middle market U.S. companies. Specifically, we expect a typical borrower to have EBITDA of $10 million to $50 million and our typical loan size to range from $20 million to $120 million. When investing in a privately originated deal we seek to represent the majority of the capital structure. The diagram below illustrates our intended investment focus versus the syndicated Loan and High Yield Market.

Typical Leveraged Capital Structure

        Corporations may finance their businesses through two distinct methods; they can borrow money or sell an interest in the company. The aggregation of debt (borrowing) and equity (sale of interest in company) construct a company's capital structure. Our approach is to invest in debt that sits senior in the capital structure and has priority in payment over other types of investments such as junior debt or equity. By investing in a more senior point of a borrower's capital structure we expect to gain superior principal protection with less risk since senior debt has a higher level of certainty that creditors will be repaid in the event of default. Senior secured debt is secured by a company's assets, and it generally has the lowest loss rate compared to other securities. These features provide the opportunity for a better risk /return profile with similar returns to that of a typical middle market or private equity alternative investment. The diagram below illustrates the placement of a typical investment in the capital structure of a portfolio company.

  Investment Approach

        Our Advisors operate on the principle thesis that a disciplined, research-intensive process can uncover compelling investment opportunities. Our sub-advisor's research team is organized by industry and assesses opportunities across a company's entire capital structure. By analyzing a broad set of opportunities up and down the capital structure, as well as overlaying macroeconomic research, our Advisors gain better insight into the dynamics of the business, enterprise value and where we seek to deliver the best packages of risk and return. Our Advisors rigorous research process is outlined in detail below:

Our Investment Process

  Sourcing

        The depth of our Advisors' industry coverage, combined with the size and scope of their capital markets footprint, relationships with private equity sponsors, banks and corporate entities allows us to source transactions from multiple sources. This network of relationships enables us to source investment opportunities for not only privately-negotiated investment but also attractive opportunities in the syndicated loan market. The chart below illustrates our Advisors' broad networks which we believe will produce a significant pipeline of attractive investment opportunities.

  Rigorous Due Diligence

        Our Advisors distinguish themselves by their industry expertise and valuation insights, which enable them to identify relative value and investment opportunities across the entire capital structure of a borrower. The investment process begins with our Advisors' research teams performing deep fundamental research on the companies within their industries. This includes meeting with management teams, visits to company facilities and discussions with customers, suppliers, competitors and industry experts. Our Advisors' extensive financial analysis focuses on understanding the industry and company fundamentals, enterprise value, downside scenarios and capital market dynamics within varying capital structures.

  Transaction Structuring and Execution

        In addition to detailed due diligence, our Advisors believe that protecting capital through structuring transactions is equally important. Our sub-advisor's investment team includes a dedicated group of 11 in-house attorneys that play an active role in reviewing and negotiating credit agreements and all legal documentation relating to a particular investment. In addition to the structuring of privately originated documents our Advisors strive to play an active role in the negotiation of documentation for broadly syndicate deals. Our Advisors work with the sponsor and management teams involved in the transaction to actively negotiate covenants, deal structures and pricing in a way that attempts to mitigate downside risk and enhance total return while providing a solution that meets the need of the prospective borrower. Privately-negotiated investments will typically include financial covenants, which are closely monitored, and allow our Advisors to proactively manage our investments and protect our invested capital.

        Each investment that we make will require the approval of both of our Advisors. Certain affiliated co-investment transactions may also require review and approval by our Independent Trustees. Specifically, the 1940 Act imposes significant limits on co-investment with affiliates such as other funds or pools of capital managed by W. P. Carey or Guggenheim, and we generally will not be permitted to co-invest alongside our affiliates in privately negotiated transactions unless such transactions are permitted pursuant to an exemptive order from the SEC or is otherwise permitted under existing regulatory guidance (such as syndicated transactions where price is the only negotiated term). We will adopt Guggenheim's allocation policy, which is designed to fairly and equitably distribute investment opportunities among funds or pools of capital managed by Guggenheim. Such allocation policy will provide that once an investment has been approved and is deemed to be in our best interest, we will receive a pro rata share of the investment. The adoption of this allocation policy will ensure that we will be presented with all investment opportunities that fit within our investment strategy and that we will have the ability to invest in those opportunities alongside the other clients of Guggenheim on equal terms.

  Ongoing Monitoring

        Both of our Advisors' investment professionals take an active approach to monitoring investments, including continuous financial review, industry analysis, and regular discussions with management and industry participants. For instance, our sub-advisor's investment team meets daily in order to discuss and review positions in our portfolio. They take an investigative approach to all news, announcements, and credit developments to achieve a detailed reporting and monitoring process. When our Advisors' investment analysts receive new financial information or news on a company they update financial models and projections and assess how the investment is performing compared to the thesis at the time the original investment was made. In addition to company specific news and reporting our Advisors investment team is continuously monitoring the overall industry in which they focus to be aware of trends and how they may affect investments within our portfolios.

  Exiting Investments

        Our Advisors' approach to structuring investments enables them to be as proactive as possible to work with management teams in order to identify the best ways to preserve capital and/or identify an effective exit strategy. We seek to invest in companies that have demonstrated strong cash flow profiles and leading business characteristics that allow them to repay their loans and offer attractive exit possibilities. We have the ability to influence investment outcomes by using our network of resources to make introductions in order to create opportunities that can lead to M&A and recapitalizations. Additionally, we will also seek to make investments in syndicated opportunities which can be sold in a secondary market allowing us to exit our position.

  Characteristics of Investments

        While we intend to consider each investment opportunity independently, we generally focus on portfolio companies that share the following characteristics:

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  Upper Middle Market Focus.  We will seek to invest in private middle market U.S. companies, which typically have better credit characteristics than their smaller peers. Although there are no strict lower or upper limits on the size of a company in which we may invest, we expect to focus on companies with EBITDA between $10 million and $50 million.

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  Favorable Position in the Capital Structure.  Our portfolio will generally consist of senior secured debt investments. Our investment process enables us to look at investments up and down the capital structure allowing us to make investments at points in the capital structure where we believe we can participate in the best risk-adjusted return profile.

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  Experienced Management Team and Strong Equity Owner Support.  We seek to invest in companies with management teams and equity owners that are experienced and exhibit a strong operating track record. We favor companies in which management's incentives are tied closely to the long term goals of the business. Additionally, we seek to invest in businesses where we believe the owners will continue to support the company.

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  Sustainable Profitability and Cash Flow.  We intend to invest in companies that have an established track record of strong profitability and stable positive cash flow. We believe these businesses will be well positioned to maintain cash flow in order to service our debt and take advantages of growth opportunities for the business. Specifically, we do not intend to invest in early stage or seed companies. As a BDC, we generally must invest at least 70% of our total assets in "qualifying assets," which, under relevant SEC rules, includes all private U.S. companies, companies whose securities are not listed on a national securities exchange.

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  Well-defined Market Niche and Industry Focus.  We intend to invest in businesses that have a strong reason to exist and have demonstrated competitive and strategic advantages in their respective Industry. We expect to invest across Industries and not focus on any one specific Industry.

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  Broad Target Geography with a Sizeable Concentration in the U.S.  As a BDC under the 1940 Act, we will focus on and invest at least 70% of our total assets in U.S. companies. To the extent we invest in foreign companies, we intend to do so in accordance with 1940 Act limitations and only in jurisdictions with established legal frameworks and a history of respecting creditor rights.

        While we believe that the criteria listed above are important in identifying and investing in portfolio companies, we will consider each investment on a case-by-case basis. It is possible that not all of these criteria will be met by each portfolio company in which we invest. There is no limit on the maturity or duration of any investment in our portfolio. We anticipate that substantially all of the investments held in our portfolio will have either a sub-investment grade rating by Moody's Investors Service and/or Standard & Poor's or will not be rated by any rating agency. Investment sizes will vary as our capital base changes and will ultimately be at the discretion of our Advisors subject to oversight by our Board of Trustees.

  Temporary Investments

        Pending investment in privately-negotiated and syndicated loans, we intend to invest our cash primarily in cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment.

We expect to maintain cash reserves from time to time for investment opportunities, working capital and distributions.

  Securities Issued by Investment Companies

        Our investments in securities issued by any registered investment company are restricted by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one registered investment company or invest more than 10% of the value of our total assets in the securities of more than one registered investment company. With regard to that portion of our portfolio invested in securities issued by registered investment companies, it should be noted that such investments might indirectly subject our shareholders to additional expenses as they will indirectly be responsible for the costs and expenses of such companies.

  Other Terms

        Our Advisors will seek to tailor the terms of each privately negotiated investment in a manner that attempts to protect our rights and manage risk appropriately while creating incentives for the portfolio company to achieve its business plan and improve its profitability. We intend to limit the downside risk exposure of our investment portfolio by:

  •
  applying our investment strategy guidelines for portfolio investments;

  •
  requiring a total return on investments (including both interest and potential equity appreciation) that adequately compensates for credit risk;

  •
  diversifying our portfolio, size permitting, with an adequate number of companies, across different industries, with different types of collateral;

  •
  seeking collateral or superior positions in the portfolio company's capital structure where possible;

  •
  incorporating "put" rights and "call protection" into the investment structure where possible; and

  •
  negotiating covenants that may include affirmative and negative covenants, as well as default penalties, lien protection, change of control provisions and board rights that protect us while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital.

        Additionally, we may seek, but are not required, to impose significant prepayment penalties in order to reduce or eliminate prepayment risk. Such prepayment penalties may be in the form of fees or repurchase premiums. We may also enter into interest rate or currency exchange rate hedging transactions at the sole discretion of our Advisors. Such transactions should enable us to selectively modify interest rate or currency exchange rate exposure as market conditions dictate.

        Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender's monitoring of the borrower, and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include requiring portfolio companies to maintain adequate insurance, accounting and tax records, and to make frequent financial reports available to the lender.

        Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender's investments. Examples of negative covenants include restrictions on the payment of dividends and on the issuance of additional debt securities without the lender's approval. In addition, certain negative covenants restrict a borrower's activities by requiring it to meet certain earnings interest coverage ratio, leverage ratio or net worth requirements.

Other Factors Affecting Portfolio Construction

        As a BDC that is regulated under the 1940 Act and intends to qualify annually as a RIC under the Code, our investment activities will be subject to certain regulatory restrictions that will impact our portfolio construction. These restrictions include requirements that we invest our capital primarily in U.S. companies that are privately owned, as well as investment diversification and source of income criteria that are imposed by the Code.

  Co-Investments

        Opportunities for co-investments may arise when our Advisors or their respective affiliates become aware of investment opportunities that may be appropriate for us and our affiliates' other clients. As a BDC, we are substantially limited in our ability to co-invest in privately negotiated transactions with our affiliates' other clients unless we obtain an exemptive order from the SEC.

        We expect to apply for an exemptive order from the SEC that would permit us to, among other things, co-invest with other funds, including funds managed by Guggenheim and certain of its affiliates. Any such order, if issued, will be subject to certain terms and conditions and there can be no assurance that such order will be granted by the SEC. Accordingly, we cannot assure you that we will be permitted to co-invest with other accounts or other entities managed by Guggenheim, other than in the limited circumstances currently permitted by applicable SEC staff guidance and interpretations or in the absence of a joint transaction.

        Investment opportunities that are presented to an affiliate's other client may be referred to us and vice versa. For each such referral, our Advisors intend to independently analyze and evaluate whether the co-investment transaction is appropriate for us. In addition, co-investment transactions that are recommended and approved by Guggenheim will generally be subject to review and approval by W. P. Carey as well as a committee consisting of the three Independent Trustees on our Board of Trustees (the "Independent Trustee Committee"). For each type of co-investment transaction, we intend to apply a specific protocol, which will be approved by our Independent Trustee Committee and be designed to ensure the fairness to us of the specific type of co-investment transaction. However, neither we nor an affiliates' other client will be obligated to invest or co-invest when investment opportunities are referred to us or them.

Shareholder Liquidity Strategy

        We will have a finite term of no more than five years from the closing of our offering (contemplated to be December 31, 2020). At any time prior to December 31, 2020, W. P. Carey will recommend to our Board of Trustees that it approve a complete liquidity event. A liquidity event could include: (i) a cash repurchase request to the Master Fund for 100% of our shares in the Master Fund, pursuant to the Liquidation Repurchase Request followed by the distribution of repurchase proceeds to shareholders in connection with our complete liquidation and dissolution, (ii) a listing of our shares on a national securities exchange; (iii) a merger or other transaction approved by our Board of Trustees in which our shareholders will receive cash or shares of another publicly traded company; or (iv) a sale of all or substantially all of our assets following an in-kind repurchase by the Master Fund, either on a complete portfolio basis or individually, followed by our liquidation and dissolution. However, if the Board of Trustees determines that it would not be in the best interests of shareholders to pursue a liquidity event at that time due to adverse market conditions, the Board could delay pursuing a liquidating event for at most an additional one year period. The Master Fund has agreed to increase the amount of the relevant quarterly repurchase of its common shares in order to fund our Liquidation Repurchase Request. To provide limited, interim liquidity to our shareholders, we conduct quarterly tender offers in accordance with the 1940 Act. This will be the only method available to our shareholders to obtain liquidity that we will offer prior to a liquidity event. See "Share Repurchase Program."

Legal Proceedings

        Neither we, our Advisors nor our Dealer Manager are currently subject to any material legal proceedings; nor, to our knowledge, is any material legal proceeding threatened against us or against our Advisors or Dealer Manager.

        From time to time, we and individuals employed by us, may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. In addition, our business and the businesses of our Advisors and Dealer Manager are subject to extensive regulation, which may result in regulatory proceedings. Legal proceedings, lawsuits, claims and regulatory proceedings are subject to many uncertainties and their ultimate outcomes are not predictable with assurance.

MANAGEMENT OF THE COMPANY AND THE MASTER FUND

General

        Pursuant to the Company's Declaration of Trust and bylaws, the Company's business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Company's management and operations. The Board consists of five members, three of whom are considered Independent Trustees. The same individuals serve on the Board and the Master Fund Board. The Trustees are subject to removal or replacement in accordance with Delaware law and the Company's Declaration of Trust. The initial Trustees serving on the Board have been elected by the organizational shareholders of the Company. The Statement of Additional Information provides additional information about the Trustees.

        W. P. Carey serves as the Master Fund's investment adviser pursuant to the terms of the Investment Advisory Agreement and subject to the authority of, and any policies established by, the Master Fund Board. Pursuant to the Investment Advisory Agreement, W. P. Carey manages the Master Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Master Fund's officers and Trustees regularly. W. P. Carey has engaged Guggenheim to act as the Master Fund's investment sub-adviser.

        The Master Fund Board, including a majority of the Independent Trustees, oversees and monitors the Master Fund's investment performance and, beginning with the second anniversary of the effective date of the Investment Advisory Agreement, will annually review the compensation the Master Fund pays to W. P. Carey and the compensation W. P. Carey pays to Guggenheim to determine that the provisions of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, respectively, are carried out.

Board of Trustees

        Our business is managed under the direction of our Board of Trustees. The responsibilities of the Board of Trustees include the oversight of our investment activities, quarterly valuations of our assets, financing arrangements and corporate governance activities. The Board of Trustees currently has an Independent Trustee Committee, an audit committee and a nominating and governance committee, and it may establish additional committees from time to time as necessary to fulfill their obligations. Our Board of Trustees consists of five members, three of whom are not "interested persons" as defined in the 1940 Act, which means that they are not affiliated with either us or our Advisors (our "Independent Trustees"). The same Trustees also serve on the Master Fund's Board of Trustees.

        Information regarding our Board of Trustees is set forth below. Unless otherwise noted, the address for each trustee is c/o Carey Credit Income Fund - Series 2015 T, 50 Rockefeller Plaza, New York, New York 10020.

Name and Age of Trustee	Position(s) Held with Company	Term of Office-Length of Time Served	Principal Occupation Past Five Years	Other Directorships Held by Trustee
Interested Trustees
Mark Goldberg	Chairman	Appointed [ ]	[ ]	[ ]
[ ]	[Trustee]	Appointed [ ]	[ ]	[ ]
Independent Trustees
[ ]	Trustee	[ ]	[ ]	[ ]
[ ]	Trustee	[ ]	[ ]	[ ]
[ ]	Trustee	[ ]	[ ]	[ ]

        Trustees' beneficial interest in the Company is as follows:

Name of Trustee	Dollar Range of Equity Securities Owned in Company
Interested Trustees:
Mark Goldberg	[ ]
[ ]	[ ]
Independent Trustees:
[ ]	[ ]
(1)
As of the most recently completed calendar year, 2014.

        Independent trustee ownership interest in our Advisors, Dealer Manager or a control person of these entities is as follows:

Name of Trustee	Name of Trustee and Relationship to Trustee	Company	Title of Class	Value of Security	Percent of Class (1)
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

  Interested Directors

        Mark Goldberg has been a Managing Director of W. P. Carey since September 2008 and President of Carey Financial since April 2008. He has also served on the Board of Managers of Carey Financial since June 2008. Mr. Goldberg has also served as a Managing Director of Corporate Property Associates 17 – Global Incorporated since January 2010, Corporate Property Associates 18 – Global Incorporated since April 2013, and of Carey Watermark Investors Incorporated since December 2010. Prior to joining W. P. Carey, Mr. Goldberg served as President and Chief Executive Officer of Royal Alliance Associates, Inc., an independent broker-dealer, part of one of the nation's largest networks of independent advisors, from 2001 to 2006. Prior to his position at Royal Alliance, Mr. Goldberg served, in the same organization, as Executive Vice President of SunAmerica Financial Network, a subsidiary of SunAmerica and the parent company for six national broker-dealers, and as President of a Tokyo-based securities firm, which was an affiliate of the SunAmerica Financial Network, among other positions. Prior to his position in Tokyo, Mr. Goldberg resided in Israel, where he was an active investor in early-stage technology companies and served on the Board of the Jerusalem Institute of Technology. Mr. Goldberg was a founding Director of the Financial Services Institute and currently serves as Chairman of the Board of Directors of the Investment Program Association. He also serves on the Board of Directors of St. Mary's Healthcare System for Children, and on the Board of Invest in Others. Mr. Goldberg is a General Securities Principal (Series 24) registered with the Financial Industry Regulatory Authority, known as FINRA. He received a B.A. in Economics from Yeshiva University and attended graduate studies in finance at Baruch College.

        [            ]

  Executive Officers

        The following persons serve as our executive officers in the following capacities:

Name	Age	Positions Held
Trevor Bond	52	Chief Executive Officer
Brian Williams	[ ]	Chief Financial Officer

        The address for each executive officer is c/o Carey Credit Income Fund - Series 2015 T, 50 Rockefeller Plaza, New York, New York 10020.

        Trevor P. Bond has served as President and Chief Executive Officer of W. P. Carey and Chief Executive Officer of Corporate Property Associates 17 – Global Incorporated ("CPA®:17 – Global") since September 2010, having served previously as Interim Chief Executive Officer since July 2010. From June 2007 until his appointment as the Company's Interim Chief Executive Officer, Mr. Bond was a member of the Investment Committee of CAM (the "Investment Committee"). Mr. Bond has served as President of CPA®:17 – Global since October 2012 and as a director of that entity since June 2012. He has also served as Director, President and the Chief Executive Officer of Corporate Property Associates 18 – Global Incorporated ("CPA®:18 – Global" and, together with CPA®:17 – Global, the "CPA® REITs") since September 2012. The CPA® REITs are publicly owned, non traded real estate investment trusts, or REITs, sponsored by the Company. He had also served as Interim Chief Executive Officer of Corporate Property Associates 16 – Global Incorporated ("CPA®:16 – Global"), another publicly owned, non traded REIT sponsored by the Company, from July 2010 to September 2010 and then as Chief Executive Officer from September 2010, and as a Director from June 2012, through January 31, 2014, when CPA®:16 – Global merged with and into the Company (the "CPA®:16 Merger"). Since September 2010, Mr. Bond has also served as Chairman of the Board of Directors of Carey Watermark Investors Incorporated ("CWI" and, together with the CPA® REITs, the "Managed REITs"), which is also a publicly owned, non traded REIT sponsored by the Company. Mr. Bond has been the managing member of a private investment vehicle investing in real estate limited partnerships, Maidstone Investment Co., LLC, since March 2002. Mr. Bond served in several management capacities for Credit Suisse First Boston ("CSFB") from 1992 to 2002, including: co founder of CSFB's Real Estate Equity Group, which managed approximately $3 billion of real estate assets; founding team member of Praedium Recovery Fund, a $100 million fund managing distressed real estate and mortgage debt; and as a member of the Principal Transactions Group managing $100 million of distressed mortgage debt. Prior to CSFB, Mr. Bond served as an associate to the real estate and finance departments of Tishman Realty & Construction Co. and Goldman Sachs & Co. in New York. Mr. Bond also founded and managed an international trading company from 1985 to 1987 that sourced industrial products in China for U.S. manufacturers. He has also been elected to serve as a member of the 2014 Board of Governors of NAREIT. He is also a member of the Real Estate Roundtable and serves as well on the International Advisory Board of the Harvard Real Estate Academic Initiative. Mr. Bond received an M.B.A. from Harvard University. Mr. Bond brings to the Board over 25 years of real estate experience in several sectors, including finance, development, investment and asset management, across a range of property types, as well as direct experience in Asia. As Chief Executive Officer, Mr. Bond makes information and insight about the Company's business directly available to the Directors in their deliberations.

  Compensation of Trustees

        Prior to meeting our minimum offering requirement, our Trustees are not entitled to compensation. After the minimum offering requirement is met, each independent trustee shall be entitled to compensation for his or her services as a trustee in the amount of $[            ] per year, plus $[            ] per each regular Board meeting and $[            ] for (i) all committee meetings held during any regular Board meeting and (ii) any telephonic meeting of the Board or committee. We will not pay compensation to our interested Trustees. In addition, the Independent Trustees will be reimbursed for reasonable out-of-pocket expenses incurred in connection with attending Board and committee meetings. Each independent trustee will serve as chairman of one of our separate Board committees; the chairman of the Audit Committee shall be entitled to compensation for his services as chair of the Audit Committee in the amount of $[            ] per year. No pension or retirement benefits are currently contemplated for our Trustees.

        The table below sets forth the estimated compensation to be received by each trustee from the Company for the fiscal year ending December 31, 2015.

Name of Trustee	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non- Qualified Deferred	Compensation Earnings	All Other Compensation	Total Compensation
Interested Trustees:	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Independent Trustees:	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

  Board Committees

        In addition to serving on our Board of Trustees, our Trustees will also serve on one or more of the following committees, which have been established by our Board of Trustees to handle certain designated responsibilities. The Board of Trustees has designated a chairman of each committee. The Board of Trustees may establish additional committees, change the membership of any committee, fill all vacancies and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in our best interest.

        Committee service by our Trustees is as follows:

Name and Age of Trustee	Position(s) Held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships Held by Trustee

Audit Committee, Nominating and Governance Committee, Independent Trustee Committee

        Independent Trustee Committee.    Our Independent Trustee Committee consists of all of our Independent Trustees. [            ] currently serves as chairman of the Independent Trustee Committee. The Independent Trustee Committee assists the Board of Trustees by acting as a liaison between the Board of Trustees and our principal service providers, including without limitation, our Advisors. The Independent Trustee Committee is responsible for assessing the flow of information between our management and the Board of Trustees and overseeing the annual approval process of the Investment Advisory Agreement, the

Administrative Services Agreement, the Sub-Advisory Agreement and the Dealer Manager Agreement. The Independent Trustee Committee is also responsible for addressing conflict of interest matters and directing the retention of any consultants that the Board of Trustees may deem necessary or appropriate. Time is allotted at each quarterly meeting of our Board of Trustees for the Independent Trustees to meet and discuss any issues that they deem necessary or appropriate. The Independent Trustees may also choose to meet in executive session outside the presence of the interested Trustees during the course of other meetings of our Board of Trustees or at other times as they deem necessary or appropriate.

        Audit Committee.    Our audit committee consists of all of our Independent Trustees, each of whom meets the independence standards established by the SEC for audit committees and is not an "interested person" for purposes of the 1940 Act. [            ] serves as chairman of the audit committee. Our Board of Trustees has determined that [            ] is an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee operates pursuant to a written charter and meets periodically as necessary. A copy of the audit committee's charter is available on our website: [            ]. The audit committee is responsible for selecting, engaging and discharging our independent accountants; reviewing the plans, scope and results of the audit engagement with our independent accountants; approving professional services provided by our independent accountants (including compensation therefore); reviewing the independence of our independent accountants; and reviewing the adequacy of our internal controls over financial reporting.

        Nominating and Governance Committee.    Our nominating and governance committee consists of all of our Independent Trustees. [            ] serves as chairman of the nominating and governance committee. The nominating and governance committee operates pursuant to a written charter and meets periodically as necessary. A copy of the nominating and governance committee's charter is available on our website: [            ]. The nominating and governance committee is responsible for selecting, researching and nominating Trustees for election by our shareholders, selecting nominees to fill vacancies on the Board of Trustees or a committee of the Board, developing and recommending to the Board a set of corporate governance principles, and overseeing the evaluation of the Board and our management. Our nominating and governance committee will consider shareholders' proposed nominations for Trustees. A shareholder who desires to recommend a nominee must submit a request in writing pursuant to the relevant provisions of our Declaration of Trust. Our nominating and governance committee will consider nominees recommended in writing by a shareholder (other than shareholder recommendations of himself or herself) to serve as Trustees, provided that: (i) such person is a shareholder of our company at the time he, she or it recommends such nominee and is entitled to vote at the meeting of shareholders at which Trustees will be elected; and (ii) the committee will make the final determination as to the qualifications of the individual to be nominated. The committee will evaluate each nominee recommended by a shareholder to serve as trustee in the same manner as it would evaluate potential nominees identified by the committee.

  Board Leadership Structure

        Our business and affairs are managed under the direction of our Board of Trustees. Among other things, our Board of Trustees sets broad policies for us and approves the appointment of our investment advisors, administrator and officers. The role of our Board of Trustees, and of any individual trustee, is one of oversight and not of management of our day-to-day affairs.

        Under our Declaration of Trust, our Board of Trustees may designate one of our Trustees as chair to preside over meetings of our Board of Trustees and meetings of shareholders, and to perform such other duties as may be assigned to him or her by our Board of Trustees. Presently, Mr. Goldberg serves as chairman of our Board of Trustees and is an "interested person" by virtue of his professional association with W. P. Carey. We believe that it is in the best interests of our shareholders for Mr. Goldberg to serve as chair of our Board of Trustees because of his significant experience in matters of relevance to our business. Our Board of Trustees has determined that the compositions of the audit committee and the Independent Trustee Committee are appropriate means to address any potential conflicts of interest that may arise from the chair's status as an interested person of us. We believe that our Board of Trustees' flexibility to determine its chair and reorganize its leadership structure from time to time is in the best interests of us and our shareholders.

        Each year, our Independent Trustees will designate an independent trustee to serve as the lead independent trustee on our Board of Trustees. The designation of a lead independent trustee is for a one-year term, but the lead independent trustee may succeed himself or herself in that position. If the lead independent trustee is unavailable for a meeting, his or her immediate predecessor will serve as lead independent trustee for such meeting. The lead independent trustee will preside over meetings of our Independent Trustee Committee. The lead independent trustee will also serve as a liaison between our Independent Trustee Committee and our management on a wide variety of matters, including agenda items for our Board of Trustees meetings. Designation as such does not impose on the lead independent trustee any obligations or standards greater than or different from those of our other Trustees.

        All of the Independent Trustees play an active role on the Board of Trustees. The Independent Trustees compose a majority of our Board of Trustees and will be closely involved in all material deliberations related to us. Our Board of Trustees believes that, with these practices, each independent trustee has an equal involvement in the actions and oversight role of our Board of Trustees and equal accountability to us and our shareholders. Our Independent Trustees are expected to meet separately (i) as part of each regular Board of Trustees meeting and (ii) with our chief compliance officer, as part of at least one Board of Trustees meeting each year. Our Independent Trustee Committee may hold additional meetings at the request of the lead independent trustee or another independent trustee.

        Our Board of Trustees, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.

  Board Role in Risk Oversight

        Our Board of Trustees will oversee our business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Our Board of Trustees will implement its risk oversight function both as a whole and through its committees. In the course of providing oversight, our Board of Trustees and its committees will receive reports on our Advisors' activities, including reports regarding our investment portfolio and financial accounting and reporting. Our Board of Trustees will also receive a quarterly report from our chief compliance officer, who reports on our compliance with the federal and state securities laws and our internal compliance policies and procedures, as well as those of our Advisors, Dealer Manager, administrator and transfer agent. The audit committee's meetings with our independent public accounting firm will also contribute to its oversight of certain internal control risks. In addition, our Board of Trustees will meet periodically with our Advisors to receive reports regarding our operations, including reports on certain investment and operational risks, and our Independent Trustees will be encouraged to communicate directly with senior members of our management.

        Our Board of Trustees believes that this role in risk oversight is appropriate. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of us, our Advisors and our other service providers.

The Delaware Trustee

        Wilmington Trust, National Association (the "Delaware trustee") serves as our sole trustee in the State of Delaware. The Delaware trustee's principal offices are located at 1100 North Market Street,

Wilmington, Delaware 19890. The Delaware trustee is unaffiliated with us. The Delaware trustee's duties and liabilities with respect to the offering of our common shares and the management of the Company will be limited to its express obligations under our Declaration of Trust.

        The rights and duties of the Delaware trustee will be governed by the provisions of the Delaware Statutory Trust Act and by our Declaration of Trust.

        The Delaware trustee, will accept service of legal process on us in the State of Delaware. The duties of the Delaware trustee will be limited to the execution of any certificates required to be filed with the Delaware Secretary of State, which the Delaware Trustee is required to execute under the Delaware Statutory Trust Act. The Delaware trustee does not owe any other duties to us or our shareholders. The Declaration of Trust provides that the Delaware trustee is permitted to resign upon at least 30 days' notice to us, provided, that any such resignation will not be effective until a successor trustee is appointed by our Board of Trustees or a successor is appointed by a court pursuant to a court petition by the Delaware trustee. The Declaration of Trust provides that the Delaware trustee is compensated by us in accordance with a separate fee agreement, and is indemnified by us, as appropriate, against any expenses it incurs relating to or arising out of the formation, operation or termination of the Company or the performance of its duties pursuant to our Declaration of Trust, except to the extent that such expenses result from the gross negligence, bad faith or willful misconduct of the Delaware trustee. Our Board of Trustees will have discretion to replace the Delaware trustee.

        Our Board of Trustees have signed the registration statement of which this prospectus is a part; only our assets will be subject to issuer liability under the federal securities laws for the information contained in this prospectus and with respect to the issuance and sale of our common shares. Under such laws, neither the Delaware trustee, either in its capacity as Delaware trustee or in its individual capacity, nor any director, officer or controlling person of the Delaware trustee is, or has any liability as, the issuer or a trustee, officer or controlling person of the issuer.

        Under our Declaration of Trust, the Delaware trustee's duties are limited to (i) accepting legal process served on the Company in Delaware through its subsidiary, the National Registered Agents, Inc. and (ii) execution of documents required to be filed with the Delaware Secretary of State under the Delaware Statutory Trust Act. The Delaware trustee will have no duty or liability to supervise or monitor the performance of our Board of Trustees, nor will the Delaware trustee have any liability for the acts or omissions of our Board of Trustees. Because the Delaware trustee will delegate substantially all of its authority over our operations to our Board of Trustees, the Delaware trustee itself is not registered in any capacity with the SEC.

Our Investment Advisors and Executive Officers

        As an externally managed BDC, we will rely on the services of W. P. Carey as investment advisor under the Investment Advisory Agreement and the services of Guggenheim as investment sub-advisor under the Sub-Advisory Agreement. W. P. Carey will also provide administrative services to us under the Administrative Services Agreement. In connection with its services, W. P. Carey has also agreed to provide us with personnel to serve as our appointed officers. While associated with W. P. Carey, our appointed executive officers will serve on behalf of our company and consist of our chief executive officer, president, chief financial officer, general counsel, secretary and chief compliance officer. We do not pay any compensation to any of our executive officers, with the exception of agreed-upon reimbursement payments to W. P. Carey pursuant to the Administrative Services Agreement.

        Messrs. Goldberg and [            ], our two interested Trustees, will be among the senior executives of W. P. Carey and Guggenheim who provide services to us on behalf of our investment advisors.

Key Personnel of our Advisors

Below is biographical information relating to certain key personnel involved in rendering advisory services to us.

        Kevin Gundersen, CFA is a Senior Managing Director and portfolio manager in Guggenheim's Corporate Credit Group. He is also a member of the Investment Committee overseeing Guggenheim's corporate credit investing activities. He has over a decade of experience in the high yield and leverage loan asset class, having been with Guggenheim Partners since December 2002. During his career at the firm, Mr. Gundersen has been an analyst covering a variety of sectors, and subsequently led an industry team that focused on investing across the capital structure in the media, telecommunications and technology sectors. In addition, in his capacity as a senior analyst and as a team leader, Mr. Gundersen has sourced and structured directly negotiated middle market debt investments. Prior to joining Guggenheim, Mr. Gundersen worked at GeoTrust, a technology company focused on eCommerce security solutions. Mr. Gundersen received his A.B. from Harvard University. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.

        Jeffrey Abrams is a Senior Managing Director and portfolio manager in Guggenheim's Corporate Credit Group. He is also a member of the Investment Committee overseeing Guggenheim's corporate credit investing activities. Mr. Abrams' prior roles at Guggenheim include covering the retail and consumer sectors as a senior analyst. He led an industry team focused on investing across the leveraged credit markets in a number of industries including financial institutions, retail, food and beverage and consumer products. Mr. Abrams has also focused on sourcing and structuring directly negotiated middle market debt investments. Prior to joining Guggenheim, Mr. Abrams worked in the Leveraged Finance Group at Bear Stearns where he focused on various leveraged debt transactions across multiple industries. Mr. Abrams received his B.A. in History and a BBA in Finance from Emory University.

        Zachary Warren is a Senior Managing Director and Portfolio Manager for Guggenheim's Private Debt Fund. He leads Guggenheim's effort in sourcing and structuring directly negotiated middle market private debt investments. Mr. Warren is also a member of the Investment Committee overseeing Guggenheim's corporate credit investing activities. Mr. Warren joined the firm in 2004 and has been heavily involved in the growth of Guggenheim's Corporate Credit business. Mr. Warren's prior roles at Guggenheim include leading a credit team which invested in syndicated bank loans, high yield bonds and private debt transactions in a variety of industries. Mr. Warren serves as a Director on the Board of Diamond Resorts International. Prior to Guggenheim, Mr. Warren was a senior research analyst at Centre Pacific, LLC, a Los Angeles-based high yield and bank loan portfolio manager where he focused on the food, retail, restaurant and telecommunication industries. Prior to Centre Pacific, Mr. Warren was a Vice President at Bear Stearns in the equity research group covering specialty retail. Mr. Warren received his B.A. in Economics from the College of William & Mary and his MBA from the Anderson School of Business at UCLA.

        Thomas Hauser is a Managing Director and portfolio manager in Guggenheim's Corporate Credit Group. He is also a member of the Investment Committee overseeing Guggenheim's corporate credit investing activities. Prior to his role as a portfolio manager, Mr. Hauser ran a team with Joseph McCurdy covering a variety of sectors including Technology, Media and Telecom, Education, Metals and Mining, Homebuilding, Healthcare, and Energy and Power. He has over ten years of experience in the high yield and leverage loan class, having been with Guggenheim Partners since 2002. During his career at the firm, Mr. Hauser has been an analyst covering a variety of sectors, including the Energy, Power, Transportation and Chemical sectors. Mr. Hauser received his B.S. in Finance from St. Johns University.

        Matt Bloom is a Managing Director and Co-Head of Research for Guggenheim's Corporate Credit team and has been with Guggenheim Partners since 2006. During his career at the firm, Mr. Bloom has been an analyst covering a variety of sectors, and subsequently led an industry team that focused on investing in the Consumer, Financial, Food, Gaming, Industrials, Retail, Services & Transportation sectors.

In addition, in his capacity as a senior analyst and as a team leader, Mr. Bloom has sourced and structured directly negotiated middle market debt investments. Prior to joining Guggenheim, Mr. Bloom worked as an attorney at Skadden, Arps, Slate, Meagher & Flom in the Mergers & Acquisitions and Banking & Institutional Investing groups. Mr. Bloom received his B.S. from University of Florida and his J.D. from Columbia University School of Law.

        Joseph McCurdy is a Managing Director and Co-Head of Research for Guggenheim's Corporate Credit team and has been with Guggenheim Partners since 2004. Mr. McCurdy is active in sourcing, structuring and negotiating transactions across industry sectors. In the course of his career, he has covered a range of industries including Telecom, Media, Technology, Healthcare and Aerospace & Defense. Mr. McCurdy continues to be active in Guggenheim's European Lending business based in Dublin, Ireland, an office he helped establish from 2007-2009. Mr. McCurdy also coordinates a team in Mumbai, India that augments the group's research efforts. Prior to his time in Dublin, he covered Gaming, Lodging, Leisure and Real Estate in the New York office. Mr. McCurdy received a B.A. in History from Williams College.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

        After this offering, no person will be deemed to control us; as such term is defined in the 1940 Act. The following table sets forth, as of the date of this prospectus, information with respect to the beneficial ownership of our common shares by:

  •
  each person known to us to beneficially own more than 5% of the outstanding common shares;

  •
  each of our Trustees and each executive officer; and

  •
  all of our Trustees and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no common shares subject to options that are currently exercisable or exercisable within 60 days of the date of this prospectus. Ownership information for those persons who beneficially own 5% or more of our common shares is based upon information furnished by the Company's transfer agent and other information provided by such persons, if available.

Name	Number	Percentage of current ownership (2)	Percentage assuming maximum amount is purchased (2)
Beneficial Owners of More Than 5%: (1)(2)
Trustees and Executive Officers: (1)
Interested Trustees:
Mark Goldberg
[ ]
Independent Trustees:
[ ]
[ ]
[ ]
Executive Officers:
[ ]
[ ]
[ ]
[ ]

All Trustees and officers as a group ([ ] persons)

*
Less than one percent.
(1)
The address of each beneficial owner is c/o Carey Credit Income Fund - Series 2015 T, 50 Rockefeller Plaza, New York, New York 10020. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.
(2)
Based on a total of [            ] shares issued and outstanding as of [            ], 2014.

ADVISORY AGREEMENTS AND FEES

        Our investment process is a collaborative effort between W. P. Carey and Guggenheim and benefits from the combined business and specific industry knowledge, transaction expertise and deal-sourcing capabilities of both Advisors. Through their services to the Master Fund, W. P. Carey will be responsible for the overall management of our activities and Guggenheim will be responsible for the day-to-day management of our investment portfolio. W. P. Carey will provide its services under the Investment Advisory Agreement and the Administrative Services Agreement, and Guggenheim will provide its services under the Sub-Advisory Agreement with W. P. Carey. The activities of both of our Advisors will be subject to the supervision and oversight of our Board of Trustees and the Master Fund's Board of Trustees.

        W. P. Carey will oversee our day-to-day operations, including the provision of general ledger accounting, fund accounting, investor relations and other administrative services. W. P. Carey will also perform, or oversee the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our shareholders and reports filed with the SEC. In addition, W. P. Carey will assist us in calculating our net asset value, overseeing the preparation and filing of tax returns, the printing and dissemination of reports to our shareholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

        For providing these services, facilities and personnel, we (indirectly through the Master Fund) will reimburse W. P. Carey for administrative expenses it incurs in performing its obligations. The amount of this reimbursement is set at the lesser of (i) W. P. Carey's actual costs and (ii) the amount that we would be required to pay for comparable administrative services in the same geographic location. W. P. Carey is required to allocate the cost of such services to us based on objective factors such as total assets, revenues, time allocations and/or other reasonable metrics. Our Board of Trustees assesses the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party providers known to be available. In addition, our Board of Trustees considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our Board of Trustees compares the total amount paid to W. P. Carey for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We will not reimburse W. P. Carey for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of W. P. Carey.

Advisory Services

        Under the terms of the Investment Advisory Agreement and the Sub-Advisory Agreement, our Advisors will be responsible for the following:

  •
  determining the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such strategies;

  •
  identifying, evaluating, negotiating and structuring the investments we make;

  •
  performing due diligence on prospective portfolio companies;

  •
  executing, closing, servicing and monitoring the investments we make;

  •
  determining the securities and other assets that we will purchase, retain or sell; and

  •
  providing us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our capital.

        Guggenheim will be primarily responsible for initially identifying, evaluating, negotiating and structuring our investments. These activities will be carried out by its investment teams and are subject to the oversight of Guggenheim's senior investment personnel. Each investment that we make will require the approval of both our Advisors. Certain affiliated co-investment transactions may require the additional approval of our Independent Trustee Committee.

        Additionally, as a BDC, we must offer managerial assistance to our portfolio companies. This managerial assistance may include monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of our EPCs and providing other organizational and financial guidance. Our Advisors or our administrator make available such managerial assistance, on our behalf, to our EPCs, whether or not they request this assistance. We may receive fees for these services and will reimburse our Advisors for their allocated costs in providing such assistance, subject to review and approval by our Board of Trustees.

        The compensation payable to our Advisors will be approved by the Master Fund's Board of Trustees, consistent with the exercise of the requisite standard of care applicable to trustees under Delaware law. Such compensation is payable, in most cases, regardless of the quality of the assets acquired, the services provided or whether the Master Fund makes distributions to its shareholders.

Administrative Services

        Under the terms of the Administrative Services Agreement, W. P. Carey performs or oversees the performance of various administrative services that we require. These include investor services, general ledger accounting, fund accounting, maintaining required financial records, calculating our net asset value, filing tax returns, preparing and filing SEC reports, preparing, printing and disseminating shareholder reports, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. W. P. Carey also provides us with facilities and access to personnel necessary for our business and these services. For providing these services, facilities and personnel, we will reimburse W. P. Carey for administrative expenses it incurs in performing its obligations.

Term; Effective Date

        Each of the Investment Advisory Agreement, the Sub-Advisory Agreement and the Administrative Services Agreement were approved by the Master Fund's Board of Trustees on [            ], 2014 and will become effective as of the date that we meet our minimum offering requirement. A discussion regarding the basis for the Master Fund's Board of Trustees' approval of these agreements will be included in the first periodic report we file with the SEC following the commencement of this offering. Unless earlier terminated as described below, each agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the Master Fund's Independent Trustees and either the Master Fund's Board of Trustees or the holders of a majority of the Master Fund's outstanding voting securities.

        Each of the Investment Advisory Agreement, the Sub-Advisory Agreement and the Administrative Services Agreement will automatically terminate in the event of its assignment. In accordance with the 1940 Act, the Master Fund may terminate the Investment Advisory Agreement and the Administrative Services Agreement with W. P. Carey and cause W. P. Carey to terminate the Sub-Advisory Agreement with Guggenheim upon 60 days' written notice. The decision to terminate any agreement may be made by a majority of the Master Fund's Independent Trustees or the holders of a majority of the Master Fund's outstanding common shares. W. P. Carey and Guggenheim have separately agreed between themselves that, in the event that one of them is removed as investment advisor (other than for cause), the other will also terminate its advisory agreement.

        W. P. Carey will be permitted to voluntarily terminate the Investment Advisory Agreement and the Administrative Services Agreement, and Guggenheim will be permitted to voluntarily terminate the Sub-Advisory Agreement, upon 120 days' prior written notice. W. P. Carey may not terminate the

Sub-Advisory Agreement without the consent of the Master Fund's Independent Trustees or the holders of a majority of the Master Fund's outstanding common shares.

Investment Advisory Fees

        The Company does not incur a separate advisory fee, but the Company and its shareholders are indirectly subject to the Master Fund's advisory fee on a pro rata basis. The Master Fund will pay W. P. Carey a fee for its services under the Investment Advisory Agreement. The fee will consist of two components: a management fee and an incentive fee. The Sub-Advisory Agreement between W. P. Carey and Guggenheim will provide that Guggenheim will receive 50% of all fees payable to W. P. Carey under the Investment Advisory Agreement. We believe that this fee structure benefits shareholders by aligning the compensation of both of our Advisors with our overall investment performance. The cost of both the management fee and the incentive fee is ultimately borne by our shareholders.

  Management Fee

        The management fee will be calculated at the following annual rates based on the Master Fund's average gross assets and will be payable monthly in arrears:

Annual Rate

2.000% on assets below $1 billion

1.875% on assets between $1 billion and $2 billion

1.750% on assets above $2 billion

        The determination of gross assets will reflect changes in the fair market value of portfolio investments, including both realized and unrealized capital appreciation.

  Incentive Fee

        The incentive fee consists of two parts: (i) a subordinated incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.

        The subordinated incentive fee on income will be earned on pre-incentive fee net investment income and shall be determined and payable in arrears as of the end of each calendar quarter during which the Investment Advisory Agreement and the Sub-Advisory Agreement are in effect. In the case of a liquidation or if the Investment Advisory Agreement or Sub-Advisory Agreement is terminated, the fee will also become payable as of the effective date of the event.

        The subordinated incentive fee on income for each quarter will be calculated as follows:

  •
  No subordinated incentive fee on income will be payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.875% on average adjusted capital (the "quarterly preferred return").

  •
  All pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 2.344% on average adjusted capital in any quarter, will be payable to the Advisors (the "catch-up"). The catch-up is intended to provide an incentive fee of 20% on all pre-incentive fee net investment income when pre-incentive fee net investment income reaches 2.344% on average adjusted capital in any quarter.

  •
  For any quarter in which pre-incentive fee net investment income exceeds 2.344% on average adjusted capital, the subordinated incentive fee on income shall equal 20% of the amount of pre-incentive fee net investment income, because the preferred return and catch up will have been achieved.

  •
  Pre-incentive fee net investment income is defined as interest income, dividend income, fee income and any other income, including net interest received on derivatives or swaps, accrued during the calendar quarter, minus operating expenses for the quarter, including the management fee, expenses payable under the Administrative Services Agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, and corporate taxes, if any, but excluding (i) the incentive fee; (ii) any expense support payments under the Master Fund Expense Support Agreement with the Advisors (See "Discussion of Expected Operating Results – Operating Expenses"); (iii) any Master Fund reimbursement of expense support payments; and (iv) any expenses related to corporate taxes. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

  •
  Adjusted capital is defined as (i) cumulative proceeds generated from sales of the Master Fund's common shares, including proceeds from the Distribution Reinvestment Plan and (ii) reduced for (A) distributions paid to the shareholders that represent return of capital on a tax basis and (B) the full amounts paid for share repurchases pursuant to the share repurchase program.

        The following is a graphical representation of the calculation of the quarterly subordinated incentive fee on income:

Quarterly Subordinated Incentive Fee on
Pre-Incentive Fee Net Investment Income
(expressed as a percentage of average adjusted capital)

Percentage of Pre-Incentive Fee Net Investment Income
Allocated to Quarterly Incentive Fee

        The incentive fee on capital gains will be earned on liquidated investments and shall be determined and payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement and the Sub-Advisory Agreement are in effect. In the case of a liquidation, or if the Investment Advisory Agreement or Sub-Advisory Agreement is terminated, the fee will also become payable as of the effective date of such event. The annual fee will equal 20% of realized capital gains on a cumulative basis from inception, net of (i) all realized capital losses and unrealized depreciation on a cumulative basis from inception and (ii) the aggregate amount, if any, previously paid incentive fees on capital gains as calculated in accordance with GAAP.

        For purposes of computing the incentive fee on capital gains, the calculation methodology will disregard any net interest associated with derivatives or swaps (which represents the difference between (i) the interest and fees received on derivatives or swaps, and (ii) the interest paid to the derivative or swap counterparty on the settled notional value of swaps), and the calculation methodology will only consider the net realized gains or losses related to the disposition of the underlying reference asset.

        Because of the structure of the subordinated incentive fee on income and the incentive fee on capital gains, it is possible that the Master Fund may pay such fees in a quarter where it incurs a net loss. For example, if the Master Fund receives pre-incentive fee net investment income in excess of the 1.875% on average adjusted capital for a quarter, it will pay the applicable incentive fee even if it has incurred a net loss in the quarter due to a realized or unrealized capital loss. Our Advisors will not be under any obligation to reimburse the Master Fund for any part of the incentive fee they receive that is based on prior period accrued income that the Master Fund never receives as a result of a subsequent decline in the value of its portfolio or any borrower default.

        The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. The fees are calculated using a detailed policy and procedure approved by our Advisors and the Master Fund's Board of Trustees, including a majority of the Independent Trustees, and such policy and procedure are consistent with the description of the calculation of the fees set forth above.

        Our Advisors may elect to defer or waive all or a portion of the fees that would otherwise be paid to them in their sole discretion. Any portion of a fee not taken as to any month, quarter or year will be deferred without interest and may be taken in any such other month (prior to the occurrence of a liquidity event) as our Advisors may determine in their sole discretion. To the extent that Guggenheim elects to receive its allocable share of the fees in a particular form or waive or defer all or any portion of its allocable share of the fees, W. P. Carey will make the election on its behalf and any amounts due to Guggenheim under the Sub-Advisory Agreement will be adjusted accordingly.

Examples of the two-part incentive fee:

        Example 1 – Subordinated Incentive Fee on pre-incentive fee net investment income for each quarter

Scenarios expressed as a percentage of average adjusted capital	Scenario 1	Scenario 2	Scenario 3
Pre-incentive fee net investment income	0.5500%	1.9500%	2.8000%
Catch up incentive fee (maximum of 0.469%)	—	(0.0750)%	(0.4690)%
Split incentive fee (20% above 2.344%)	—	—	(0.0912)%

Net Investment income	0.5500%	1.8750%	2.2398%

  Scenario 1 – Subordinated Incentive Fee on Income

        Pre-incentive fee net investment income does not exceed the 1.875% preferred return rate, therefore there is no catch up or split incentive fee on pre-incentive fee net investment income.

  Scenario 2 – Subordinated Incentive Fee on Income

        Pre-incentive fee net investment income falls between the 1.875% preferred return rate and the catch up of 2.344%, therefore the incentive fee on pre-incentive fee net investment income is 100% of the pre-incentive fee above the 1.875% preferred return at 0.0750%.

  Scenario 3 – Subordinated Incentive Fee on Income

        Pre-incentive fee net investment income exceeds the 1.875% preferred return and the 2.344% catch up provision. Therefore the catch up provision is fully satisfied by the 0.4690% of pre-incentive fee net investment income above the 1.875% preferred return rate and there is a 20% incentive fee on pre-incentive fee net investment income above the 2.344% threshold. This provides a 0.560% incentive fee, which represents 20% of pre-incentive fee net investment income.

  Example 2 – Incentive Fee on Capital Gains

  Assumptions

Year 1:	No net realized capital gains or losses
Year 2:

6% realized capital gains and 1% realized capital losses and unrealized capital depreciation; capital gain incentive fee = 20% × (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 Incentive Fee on Capital Gains	= 20% × (0)
= 0
= No Incentive Fee on Capital Gains
Year 2 Incentive Fee on Capital Gains	= 20% × (6%-1%)
= 20% × 5%
= 1%

Indemnification of Our Advisors

        The Investment Advisory Agreement provides that W. P. Carey and Guggenheim and each of its officers, trustees, persons associated with each advisor, shareholders (and owners of the shareholders), controlling persons and agents are entitled to indemnification from the Master Fund for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceedings arising out of, or otherwise based on the performance of any of, such advisor's duties or obligations under the Investment Advisory Agreement or the Sub-Advisory Agreement, as applicable, or otherwise as our investment advisor, (i) to the extent such damages, liabilities, cost and expenses (A) are not fully reimbursed by insurance and (B) do not arise by reason of willful misfeasance, bad faith, or gross negligence in such advisor's performance of such duties or obligations, or such advisor's reckless disregard of such duties or obligations, and (ii) otherwise to the fullest extent such indemnification is consistent with the provisions of our Declaration of Trust, the 1940 Act, the laws of the State of Delaware and other applicable law.

Proxy Voting Policies and Procedures

        We have delegated the proxy voting responsibility for investments we own to our Advisors. Our Advisors will vote proxies according to our proxy voting policies and procedures, which are set forth below. These guidelines will be reviewed periodically by the Advisors as well as our Board of Trustees, and accordingly, are subject to change.

        As investment advisers registered under the 1940 Act, our Advisors have a fiduciary duty to act solely in the best interests of their clients. As part of this duty, they recognize that they must vote client securities in a timely manner free of conflicts of interest and in the best interests of their clients. These policies and procedures for voting proxies for the investment advisory clients of our Advisors are intended to comply with Section 206 of, and Rule 206(4)-6 under, the 1940 Act.

  Proxy Policies

        Our Advisors will vote proxies relating to our securities in a manner that they believe, in their discretion, to be in the best interest of our shareholders. They will review on a case-by-case basis each proposal submitted for a shareholder vote, taking into account relevant factors, including: (i) the impact on the value of the securities; (ii) the anticipated costs and benefits associated with the proposal; (iii) the effect on liquidity; and (iv) customary industry and business practices. Although our Advisors will generally vote against proposals that may have a negative impact on their clients' portfolio securities, they may vote for such a proposal if there exists compelling long-term reasons to do so.

        The proxy voting decisions of our Advisors are made by its portfolio managers and investment professionals under the supervision of their legal/compliance department. To ensure that its vote is not the product of a conflict of interest, it will require that: (i) the recommended vote be approved by a member of one of our Advisors' legal/compliance department prior to being submitted to the custodian; (ii) associates involved in the decision making process or vote administration are prohibited from revealing how our Advisors intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interest exists, the chief compliance officer will designate an individual or group who can impartially help to resolve such conflict.

  Proxy Voting Records

        You may obtain information, without charge, regarding how our Advisors voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, c/o Carey Credit Income Fund - Series 2015 T, 50 Rockefeller Plaza, New York, New York 10020.

USE OF PROCEEDS

        Prior to the commencement of this offering, an affiliate of W. P. Carey and an affiliate of Guggenheim each intends to contribute $25 million to the Master Fund in exchange for its common shares (collectively, the "Seed Investments"). We anticipate that the Master Fund will invest the proceeds from the Seed Investments within 60 days following its commencement of operations.

        We anticipate that we will invest the proceeds from each weekly subscription closing promptly in the Master Fund, a separate closed-end, non-diversified, management investment company with the same investment objectives and strategies as the Company. The Company expects that following receipt of the offering proceeds by the Master Fund, the Master Fund will invest such proceeds generally within 30-90 days after each subscription date, in accordance with the Company's and the Master Fund's investment objectives and strategies, and consistent with market conditions and the availability of suitable investments.

 DISTRIBUTIONS

        Subject to our Board of Trustees' discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on either a weekly, semi-monthly or monthly basis and intend to pay such distributions on a monthly basis. Any distributions to our shareholders will be declared out of assets legally available for distribution. Once we commence making distributions to our shareholders, we expect to continue making weekly, semi-monthly or monthly distributions unless our results of operations, our general financial condition, general economic conditions, or other factors prohibit us from doing so. From time to time, but not less than quarterly, we will review our accounts to determine whether distributions to our shareholders are appropriate. We have not established any limit on the extent to which we may use borrowings, if any, our equity capital, or proceeds from this offering to fund distributions (which may reduce the amount of capital we ultimately invest in assets). There can be no assurance that we will be able to sustain distributions at any particular level.

        Each year a statement on IRS Form 1099-DIV (or such successor form) identifying the source of the distribution will be mailed to our shareholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

        We intend to elect to be treated, beginning with our first taxable year ending [December 31, 2015], and intend to qualify annually thereafter, as a RIC under the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute as dividends to our shareholders. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary taxable income and net short-term capital gains in excess of net long-term capital losses, if any, to our shareholders. A RIC may satisfy the 90% distribution requirement by actually distributing dividends (other than capital gain dividends) during the taxable year. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the "spillover dividend" provisions of Subchapter M of the Code. If a RIC makes a spillover dividend the amounts will be included in a shareholder's gross income for the year in which the spillover distribution is paid (stated differently, there is no impact of a spillover distribution to the shareholder).

        In order to minimize certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (i) 98% of our ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year) and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax.

        We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions; if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See "Tax Matters."

        We have adopted an "opt-in" Distribution Reinvestment Plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional common shares. See "Distribution Reinvestment Plan."

DISCUSSION OF EXPECTED OPERATING RESULTS

        The information in this section contains forward-looking statements that involve risks and uncertainties. Please see "Risk Factors" and "Forward-Looking Statements" for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes, as well as other financial information appearing elsewhere in the registration statement.

Overview

        We are a non-diversified closed-end management investment company that will elect to be treated as a BDC under the 1940 Act. Formed as a Delaware statutory trust on September 5, 2014, we are externally managed by W. P. Carey and Guggenheim, which are collectively responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Both of our Advisors are registered as investment advisers with the SEC. We intend to elect to be treated, beginning with our first taxable year ending [December 31, 2015], and to qualify annually thereafter, as a RIC under the Code.

  Investment Objectives and Investments

        Our investment objectives are to provide our shareholders with current income, capital preservation and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objectives by investing primarily in large, privately-negotiated, loans to private middle market U.S. companies. Specifically, we expect a typical borrower to have EBITDA of $10 million to $50 million and our typical loan size to range from $20 million to $120 million. We seek to invest in businesses that have a strong reason to exist and have demonstrated competitive and strategic advantages. These companies generally possess distinguishing business characteristics such as a leading competitive position in a well-defined market niche, unique brands, sustainable profitability and cash flow, and experienced management. We anticipate that our investments will sit senior in a borrower's capital structure and have re-payment priority over other parts of a borrower's capital structure. In addition to privately-negotiated loans we intend to invest in opportunities that are originated by various intermediaries where we are able to play a differentiated role gaining outsized allocation, influencing structure, pricing, and fees compared to the broader market. This could include more broadly syndicated assets such as bank loans and corporate bonds. Our portfolio is expected to focus on floating-rate investments, whose revenue streams may increase in a rising interest rate environment and on investments that have other characteristics including closing fees, pre-payment premiums, lender-friendly control provisions, and strong lender-friendly covenants. We may also invest in fixed-rate investments, options or other forms of equity participation, and structured products such as CLOs and CDOs.

        As a BDC, we are required to comply with certain regulatory requirements. For instance, we may not acquire any assets other than "qualifying assets" (as specified in the 1940 Act) unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets as determined at the end of the prior quarter (with certain limited exceptions). Qualifying assets include investments in EPCs. Under the relevant SEC rules, the term "eligible portfolio company" includes all private companies, companies whose securities are not listed on a national securities exchange and certain public companies that have listed their securities on a national securities exchange but have a market capitalization of less than $250 million. These rules also permit us to include as qualifying assets certain follow-on investments in companies that were EPCs at the time of initial investment, but no longer meet the definition of EPC at the time of the follow-on investment.

  Revenues

        We plan to generate revenue primarily in the form of interest on the debt securities of portfolio companies that we acquire and hold for investment purposes. We expect that our investments in debt securities will generally have an expected maturity of three to ten years, although we have no lower or upper constraint on maturity, and we expect to earn interest at fixed or floating rates. Interest on our debt securities is generally payable to us quarterly or semi-annually. In some cases, our debt investments may partially defer cash interest payments with payment-in-kind provisions. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of prepayment fees, commitment fees, origination fees and fees for providing significant managerial assistance.

  Operating Expenses

        We expect our primary annual operating expenses to include advisor fees (incurred at the Master Fund level) and the reimbursement of expenses (by the Master Fund) under the Investment Advisory Agreement and the Administrative Services Agreement with W. P. Carey. W. P. Carey will be responsible for compensating Guggenheim for its investment sub-advisory services and we will not be directly responsible for paying such amounts. We will bear all other expenses, which are expected to include, among other things:

  •
  corporate, organizational and offering expenses relating to offerings of our common shares, subject to limitations included in the Investment Advisory Agreement;

  •
  the cost of calculating our net asset value, including the related fees and cost of any third-party valuation services;

  •
  the cost of effecting sales and repurchases of our common shares and other securities;

  •
  the distribution and shareholder servicing fee;

  •
  fees payable to third parties relating to, or associated with, monitoring our financial and legal affairs, and making and valuing investments (including fees and expenses associated with performing due diligence reviews of prospective investments);

  •
  interest payable on debt, if any, incurred to finance our investments;

  •
  transfer agent and custodial fees;

  •
  fees and expenses associated with marketing efforts;

  •
  federal and state registration fees, and any stock exchange listing fees;

  •
  federal, state and local taxes;

  •
  Independent Trustees' fees and expenses, including travel expenses;

  •
  costs of trustee and shareholder meetings, proxy statements and shareholders' reports and notices;

  •
  costs of fidelity bonds, trustees and officers errors and omissions liability insurance, and other types of insurance;

  •
  direct costs (including those relating to printing of shareholder reports and advertising or sales materials) mailing, long distance telephone and staff;

  •
  fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002, the 1940 Act and applicable federal and state securities laws;

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  brokerage commissions for our investments;

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  annual fees of the Delaware trustee

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  all other expenses incurred by us or the Advisors in connection with administering our business, including expenses incurred by our Advisors in performing their obligations (to the extent that each such reimbursement amount is annually approved by our Independent Trustee Committee and subject to the limitations included in the Administrative Services Agreement).

        We have had no operating history and therefore this statement concerning additional expenses is necessarily an estimate and may not match our actual results of operations in the future.

        We intend to enter into an Expense Support and Conditional Reimbursement Agreement (the "Expense Support Agreement") with the Advisors pursuant to which the Advisors jointly and severally agree to pay to us all operating expenses (an "Expense Support Payment") for each month during the Expense Support Payment Period (as defined below) in which our Board of Trustees declares a distribution to our shareholders. The Master Fund will also enter into an Expense Support Agreement. The "Expense Support Payment Period" begins on the date we satisfy our minimum offering requirement and ends on [            ]. The Advisors are entitled to be reimbursed promptly by us (a "Reimbursement Payment") for Expense Support Payments, subject to the limitation that no Reimbursement Payment may be made by us to the extent that it would cause our other operating expenses to exceed [            ]% of net assets attributable to common shares. For this purpose, "other operating expenses" means all of our operating expenses, excluding organization and offering expenses, advisor fees and advisor incentive fees, financing fees and interest, and brokerage commissions and extraordinary expenses. In addition, our obligation to reimburse each Expense Support Payment will terminate [three years] from the end of the fiscal year in which such Expense Support Payment is made. The Expense Support Agreement may be terminated by the Advisors acting jointly, without payment of any penalty, upon written notice to us. In addition, the Expense Support Agreement will automatically terminate in the event of (i) our termination of either the Investment Advisory Agreement or the Sub-Advisory Agreement, or (ii) our dissolution or liquidation. If the Expense Support Agreement is terminated due to our termination of either the Investment Advisory Agreement or the Sub-Advisory Agreement, then we must make a Reimbursement Payment to the Advisors, based on the aggregate unreimbursed Expense Support Payments made by the Advisors.

Reimbursement of W. P. Carey for Administrative Services

        We (indirectly through the Master Fund) will reimburse W. P. Carey for the administrative expenses necessary for its performance of services to us. However, such reimbursement will be made at an amount equal to the lower of W. P. Carey's actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location. Also, such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse W. P. Carey for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of W. P. Carey.

Financial Condition, Liquidity and Capital Resources

        We will generate cash primarily from the net proceeds of this offering and from cash flows from interest, dividends and fees earned from our investments, and principal repayments and proceeds from sales of our investments. Our primary use of cash will be investments in portfolio companies, payments of our expenses and cash distributions to our shareholders. Immediately after we meet our minimum offering requirement, gross subscription funds will total at least $1 million. We will sell our shares on a continuous basis at our public offering price as outlined in our most recent registration statement, but may, to the extent permitted or required under the rules and regulations of the SEC, file an amendment to our registration statement to sell at a price necessary to ensure that shares are not sold at a price per share, after deducting sales commissions and dealer manager fees, that is below our net asset value per share, if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus. In addition, if the net asset value per share were to decline below 97.5% of the public offering price, net of sales load, for ten continuous business days (for this purpose, any day on which the principal stock markets in the United States are open for business), then, unless and until our Board of Trustees determines otherwise, we will voluntarily suspend selling shares in this offering until the net asset value per share is greater than 97.5% of the public offering price, net of sales load. Promptly following any such adjustment to the offering price per share, we will file an amendment to the registration statement with the SEC disclosing the adjusted offering price and we will also post the updated information on our website at [            ].

        The Master Fund may borrow funds to make investments, including before it has fully invested the proceeds of this offering and the proceeds raised by other feeder funds offering their shares, to the extent the Master Fund determines that leveraging its portfolio would be appropriate. The Master Fund has not decided whether, and to what extent, it will finance portfolio investments using debt or the specific form that any such financing would take. Accordingly, we cannot predict with certainty what terms any such financing would have or the costs we would incur (indirectly through the Master Fund) in connection with any such arrangement. Neither we nor the Master Fund currently anticipates issuing any preferred stock.

Critical Accounting Policies

  Valuation of Investments

        We will measure the value of our investments in accordance with fair value accounting guidance promulgated under GAAP, which establishes a hierarchical disclosure framework that prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available actively quoted prices or for which fair value can be measured from actively quoted prices, generally, will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

        Investments measured and reported at fair value will be classified and disclosed in one of the following categories:

  •
  Level 1 – Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities and publicly listed derivatives will be included in Level 1. In addition, securities sold, but not yet purchased and call options will be included in Level 1. We will not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably affect the quoted price.

  •
  Level 2 – Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from an orderly transaction between market participants provided by reputable dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, and various relationships between investments. Investments that are generally expected to be included in this category include corporate bonds and loans, convertible debt indexed to publicly listed securities and certain over-the-counter derivatives.

  •
  Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation. Investments that are expected to be included in this category are our private portfolio companies.

        In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy will be based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and we will consider factors specific to the investment.

  Revenue Recognition

        We will record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the principal balance, we generally will not accrue PIK interest for accounting purposes if the portfolio company valuation indicates that such PIK interest is not collectible. We will not accrue as a receivable interest on loans and debt securities for accounting purposes if we have reason to doubt our ability to collect such interest. OIDs, market discounts or premiums will be accreted or amortized using the effective interest method as interest income. We will record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, will be recognized on an accrual basis to the extent that we expect to collect such amount.

  Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

        We will measure net realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

  Payment-in-Kind Interest

        We may have investments in our portfolio that contain a PIK interest provision. Any PIK interest will be added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a RIC, substantially all of this income must be paid out to shareholders in the form of dividends, even if we have not collected any cash.

  Organization and Offering Expenses

        Organization expenses will be expensed on the Company's statement of operations. Continuous offering expenses, excluding sales load, will be capitalized on the Company's balance sheet as deferred offering expenses and expensed to the Company's statement of operations over a 12-month period.

  Federal Income Taxes

        We intend to elect to be treated, beginning with our first taxable year ending [December 31, 2015], and to qualify annually thereafter, as a RIC under the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our shareholders from our tax earnings and profits. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "Tax Matters."

Contractual Obligations

        The Master Fund has entered into certain contracts under which we (indirectly through the Master Fund) have material future commitments. On [            ], 2014, the Master Fund entered into the Investment Advisory Agreement with W. P. Carey and, to a limited extent, the Sub-Advisory Agreement with W. P. Carey and Guggenheim, each in accordance with the 1940 Act. The Advisory Agreement and the

Sub-Advisory Agreement are both effective as of the date that we meet the minimum offering requirement. W. P. Carey will serve as the Master Fund's investment advisor in accordance with the terms of the Investment Advisory Agreement and Guggenheim will serve as the Master Fund's investment sub-advisor in accordance with the terms of the Sub-Advisory Agreement. Payments under the Investment Advisory Agreement in each reporting period will consist of (i) a management fee equal to a sliding scale percentage of the value of the Master Fund's gross assets and (ii) an incentive fee based on the Master Fund's performance. W. P. Carey will pay 50% of any such fees to Guggenheim.

        On [            ], 2014, we entered into the Administrative Services Agreement with W. P. Carey, pursuant to which W. P. Carey furnishes us with administrative services necessary to conduct our day-to-day operations. W. P. Carey will be reimbursed for administrative expenses it incurs on our behalf in performing its obligations. Such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse W. P. Carey for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of W. P. Carey.

        If any of the contractual obligations discussed above is terminated, our costs may increase under any new agreements that we or the Master Fund enter into as replacements. In addition, if the Sub-Advisory Agreement is terminated, our costs may increase under any new sub-advisory agreement the Master Fund enters into. The Master Fund would also likely incur expenses in locating alternative parties to provide the services it expects to receive under the Investment Advisory Agreement, Administrative Services Agreement or Sub-Advisory Agreement. Any new investment advisory or sub-advisory agreement would also be subject to approval by the Master Fund's shareholders.

Off-Balance Sheet Arrangements

        We had no off-balance sheet arrangements as of the date of this prospectus.

Recently Issued Accounting Pronouncements

        We will adopt all authoritative accounting standards relevant to the Company's financial statements, except for recently issued pronouncements that are not required to be adopted until dates subsequent to [December 31, 2015].

Quantitative and Qualitative Disclosures About Market Risk

        We are subject to financial market risks, including changes in interest rates. To the extent that we borrow money to make investments, our net investment income will be dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. In periods of rising interest rates, our cost of funds would increase, which may reduce our net investment income. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

        In addition, any investments we make that are denominated in a foreign currency will be subject to risks associated with changes in currency exchange rates. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved.

        We may hedge against interest rate and currency exchange rate fluctuations by using standard hedging instruments such as futures, options and forward contracts, subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in benefits of lower interest rates with respect to our portfolio of investments with fixed interest rates.

DESCRIPTION OF OUR CAPITAL STOCK

        The following description is based on relevant portions of the Delaware Statutory Trust Act, the General Corporation Law of the State of Delaware (the "DGCL") and on our Declaration of Trust. This summary is not intended to be complete and we refer you to the Delaware Statutory Trust Act and our Declaration of Trust, copies of which we intend to file as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.

Outstanding Securities

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by our Company or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3) As of [ ], 2014
Common	[1,000,000,000]	[-0-]	[ ]

Capital Stock

        Our authorized shares consist of 1,100,000,000 shares of beneficial interest, par value $0.001 per share, of which 1,000,000,000 shares are classified as common shares and 100,000,000 shares are classified as shares of preferred stock. There is currently no market for our common shares, and we do not expect that a market for our common shares will develop in the foreseeable future. No common shares have been authorized for issuance under any equity compensation plans. Under Delaware law, our shareholders are entitled to the same limitation of personal liability extended to shareholders of private corporations organized for profit under the DGCL and therefore generally will not be personally liable for our debts or obligations.

  Common Shares

        Under the terms of our Declaration of Trust, all our common shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of our common shares if, as and when authorized by our Board of Trustees and declared by us out of funds legally available therefor. Except as may be provided by our Board of Trustees in setting the terms of classified or reclassified shares, our common shares will have no preemptive, exchange, conversion or repurchase rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In addition, our common shares are not subject to any mandatory repurchase obligations by us. In the event of our liquidation, dissolution or winding up, each common share would be entitled to share ratably in all of our assets that are legally available for distribution after we pay, or make reasonable provision for the payment of, all claims and obligations, and subject to any preferential rights of holders of our shares of preferred stock (if any shares of preferred stock are outstanding at such time). Each common share will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of Trustees. Except as may be provided by the DGCL, the Statutory Trust Act or by our Board of Trustees in setting the terms of shares of preferred stock or classified or reclassified shares, the holders of our common shares will possess exclusive voting power. There will be no cumulative voting in the election of Trustees, which means that holders of a majority of the outstanding common shares will be able to elect all of our Trustees, provided that there are no shares of any other class or series of shares outstanding entitled to vote in the election of Trustees, and holders of less than a majority of such common shares will be unable to elect any trustee.

  Shares of Preferred Stock

        Under the terms of our Declaration of Trust, our Board of Trustees, with approval from a majority of our Independent Trustees, is authorized to issue shares of preferred stock in one or more classes or series without shareholder approval. Our Board of Trustees has discretion to determine the rights, preferences, covenants, privileges and restrictions (including voting rights, distribution rights, conversion rights, repurchase privileges and liquidation preferences) of each class or series of shares of preferred stock.

        Shares of preferred stock could be issued with rights and preferences that would adversely affect the holders of common shares. Shares of preferred stock could also be used as an anti-takeover device. Every issuance of shares of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to our common shares and before any purchase of common shares is made, the aggregate involuntary liquidation preference of such shares of preferred stock, together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities, must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of Trustees if distributions on such shares of preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding shares of preferred stock. We believe that the availability for issuance of shares of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

        Delaware law permits a Delaware statutory trust to include in its Declaration of Trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. In addition, we have entered into indemnification agreements with each of our Trustees and officers in order to effect the foregoing. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person's willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former trustee or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity; (ii) any individual who, while a trustee or officer of the Company and at the request of the Company, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or; (iii) the Advisors or any of their affiliates acting as an agent of the Company (each such person, an "Indemnitee"), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made.

        We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Company determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Company, (ii) the Indemnitee was acting on behalf of or performing services for the Company, (iii) in the case that the Indemnitee is an Advisor or an affiliate of an Advisor, or an officer of the Company, such liability or loss was not the result of negligence or misconduct, (iv) in the case that the Indemnitee is a trustee of the Company (and not also an officer of the Company, either of the Advisors or an affiliate of either Advisor), such liability or loss was not the result of gross negligence or willful misconduct and (v) such indemnification or agreement to hold harmless is recoverable only out of assets of the Company and not from the shareholders.

        In addition, Delaware law permits a trust to advance reasonable expenses to a trustee or officer, and we will do so in advance of final disposition of a proceeding if (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (iii) upon the Company's receipt of (A) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Company and (B) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the Company if it is ultimately determined that the standard of conduct was not met.

Provisions of Our Declaration of Trust

        Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Trustees. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Trustees

        As set forth in our Declaration of Trust, our Trustees will be elected by a plurality of all votes cast by holders of the outstanding common shares entitled to vote at a meeting at which a quorum is present.

Number of Trustees; Vacancies; Removal

        Our Declaration of Trust provides that the number of Trustees will be set by our Board of Trustees in accordance with our Declaration of Trust. Our Declaration of Trust provides that a majority of our entire Board of Trustees may at any time increase or decrease the number of Trustees. Our Declaration of Trust provides that the number of Trustees generally may not be less than three or more than 12. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by our Board of Trustees in setting the terms of any class or series of shares of preferred stock, pursuant to an election under our Declaration of Trust, any and all vacancies on our Board of Trustees may be filled only by the affirmative vote of a majority of the remaining Trustees in office (even if the remaining Trustees do not constitute a quorum) and any trustee elected to fill a vacancy will serve for the remainder of the full term of the trustee for whom the vacancy occurred and until a successor is elected and qualified (subject to any applicable requirements of the 1940 Act). Independent Trustees will nominate replacements for any vacancies among the Independent Trustees' positions.

        Pursuant to the DGCL, our shareholders may remove a trustee, with or without cause, by the affirmative vote of a majority of all shares entitled to vote in the election of the trustee.

        Our Board of Trustees consists of five members, three of whom are Independent Trustees. Our Declaration of Trust provides that a majority of our Board of Trustees must consist of Independent Trustees, except for a period of up to 60 days after the death, removal or resignation of an independent trustee pending the election of his or her successor.

Action by Shareholders

        Our Declaration of Trust provides that shareholder action can be taken only at an annual or special meeting of shareholders, or by unanimous consent in lieu of a meeting. These provisions, combined with the other requirements of our Declaration of Trust regarding the calling of a shareholder-requested special meeting of shareholders (discussed below), may have the effect of delaying consideration of a shareholder proposal until the next annual meeting.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

        Our Declaration of Trust provides that with respect to an annual meeting of shareholders, nominations of persons for election to our Board of Trustees and the proposal of business to be considered by shareholders may be made only (i) pursuant to our notice of the meeting, (ii) by our Board of Trustees or (iii) by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Declaration of Trust. With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our Board of Trustees at a special meeting may be made only (x) pursuant to our notice of the meeting, (y) by our Board of Trustees or (z) provided that our Board of Trustees has determined that Trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Declaration of Trust.

        The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our Board of Trustees a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Trustees, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Declaration of Trust does not give our Board of Trustees any power to disapprove shareholder nominations for the election of Trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of Trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of Trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Calling of Special Meetings of Shareholders

        Our Declaration of Trust provides that special meetings of shareholders may be called by our Board of Trustees and certain of our officers. In addition, our Declaration of Trust provides that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the Company upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting. Any special meeting called by such shareholders shall be held not less than ten nor more than 60 days after we are provided notice by such shareholders of the request for a special meeting.

Approval of Extraordinary Trust Action; Amendment of Declaration of Trust

        Pursuant to (and except as provided otherwise in) our Declaration of Trust, provided that our Trustees then in office have approved and declared the action advisable and submitted such action to the shareholders, an action that requires shareholder approval, including a dissolution, merger, or a sale of all or substantially all of our assets, or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. In addition, our Declaration of Trust provides that shareholders are entitled to vote upon a proposed amendment to the Declaration of Trust if the amendment would alter or change the powers, preferences or special rights of the shares held by such shareholders so as to affect them adversely. Approval of any such amendment shall require at least a majority of the votes cast by such shareholders at a meeting of shareholders duly called and at which a quorum is present. Notwithstanding the foregoing, amendments to our Declaration of Trust to make our common shares a "redeemable security" or to convert the Company, whether by merger or otherwise, from a closed-end company to an open-end company each must be approved by the affirmative vote of shareholders entitled to cast at least 75% of the votes entitled to be cast on the matter.

        Our Declaration of Trust provides that our Board of Trustees will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

        In addition, subject to the applicable mandatory provisions of the DGCL, our Declaration of Trust provides that holders of at least 75% of our common shares outstanding and entitled to vote thereon is required, without the necessity of any concurrence by the Advisors, direct that the Board of Trustees cause the Company to:

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  dissolve the Company;

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  approve or disapprove the sale of all or substantially all of our assets other than in the ordinary course of our business; or

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  cause the merger or other reorganization of the Company.

        Except as described above, our Declaration of Trust provides that our Board of Trustees may amend our Declaration of Trust without any vote of our shareholders.

No Appraisal Rights

        In certain extraordinary transactions, some jurisdictions provide the right to dissenting shareholders to demand and receive the fair value of their common shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. Our Declaration of Trust provides that, except as may be provided by the Board of Trustees in setting the terms of any class or series of shares of preferred stock and except as contemplated by the DGCL, holders of our shares will not be entitled to exercise appraisal rights.

Delaware Business Combination Statute

        Pursuant to our Declaration of Trust, we have elected to be governed by Section 203 of the DGCL, which, in general, prohibits a business combination between a corporation and an interested shareholder within three years of the time such shareholder became an interested shareholder, unless:

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  prior to such time, the Board of Trustees of the corporation approved either the business combination or the transaction that resulted in the shareholder becoming an interested shareholder;

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  upon consummation of the transaction that resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, exclusive (for the purposes of determining the voting stock outstanding) of shares owned by trustees who are also officers and by certain employee stock plans; or

  •
  at or subsequent to such time, the business combination is approved by the Board of Trustees and authorized by the affirmative vote at a shareholders' meeting (and not by written consent) of at least 66.33% of the outstanding voting stock that is not owned by the interested shareholder.

        The term "business combination" is defined in Section 203 of the DGCL to include, among other transactions between an interested shareholder and a corporation or any direct or indirect majority owned subsidiary thereof: a merger or consolidation; a sale, pledge, transfer or other disposition (including as part of a dissolution) of assets having an aggregate market value equal to 10% or more of either the aggregate market value of all assets of the corporation on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; certain transactions that result in the issuance or transfer by the corporation or by any direct or indirect majority-owned subsidiary of the corporation of any stock of the corporation or any stock of such subsidiary to the interested shareholder ; certain transactions that would increase the interested shareholder 's proportionate share ownership of the stock of any class or series of the corporation or such subsidiary; and any receipt by the interested shareholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or any such subsidiary. In general, and subject to certain exceptions, pursuant to Section 203 of the DGCL, an "interested shareholder "is any person who is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the determination date, and the affiliates and associates of such persons. The term "owner" is broadly defined to include any person that individually or with or through such person's affiliates or associates, among other things, beneficially owns such stock, or has the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement or understanding or upon the exercise of options or other convertible securities or otherwise or has the right to vote such stock pursuant to any agreement or understanding, or has an agreement or understanding with the beneficial owner of such stock for the purpose of acquiring, holding, voting or disposing of such stock.

Conflict with 1940 Act

        Our Declaration of Trust provides that if and to the extent that any provision of the Delaware Statutory Trust Act, the DGCL or any provision of our Declaration of Trust conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Reports to Shareholders

        Within 60 days after the end of each fiscal quarter, we will make available our quarterly report on Form 10-Q to all shareholders of record and to the state securities administrator in each state in which we offer or sell securities. In addition, we will distribute our annual report on Form 10-K to all shareholders and to the state securities administrator in each state in which we offer or sell securities within 120 days after the end of each fiscal year. These reports will also be available on our website at [            ] and on the SEC's website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part, unless the prospectus or registration statement is specifically amended or supplemented to include such reports.

        Within 45 days after the end of each fiscal quarter, we are required to file our quarterly report on Form 10-Q. Within 90 days after the end of each fiscal year, we are required to file our annual report on Form 10-K. We will also file with or submit to the SEC current reports on Form 8-K, proxy statements and other information meeting the informational requirements of the Exchange Act. These reports, including communications with shareholders, should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which this prospectus is a part. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC's Public Reference Room at 100 F Street, NE, Washington, DC 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. We maintain a website at [            ] and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 50 Rockefeller Plaza, New York, New York 10020. The SEC

maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.

        Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information (collectively, "documents") electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as "undeliverable," we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Transfer Agent

        DST Systems, Inc. is our transfer agent, processing agent, reinvestment agent, paying agent and registrar. The principal business address of DST Systems, Inc. is 430 W. 7th Street, Ste. 219145 Kansas City, Missouri 64105 and its telephone number is 1-877-241-3737.

Custodians

        Our securities are held under a custodian agreement between us and [            ]. The address of the custodian is [            ], and our custodian's telephone number is [            ].

Escrow Agent

        [            ] is our escrow agent. The principal business address of our escrow agent is [            ] and our escrow agent's telephone number is [            ].

DETERMINATION OF NET ASSET VALUE

Allocation of Responsibilities for Determination of Our Net Asset Value

        Our Board of Trustees – with the assistance of our Advisors, officers and, through them, independent valuation agents – is responsible for the periodic determination of our net asset value. Prior to such determination, our Advisors and officers will calculate, and provide to the audit committee of our Board of Trustees, an estimate of our net asset value. This information will be presented to our audit committee at its quarterly meetings and any other time when a determination of our net asset value is required. Our audit committee will review, and recommend to our Board of Trustees for adoption, our quarterly and annual financial statements for inclusion in our periodic reports on Forms 10-Q and 10-K, and such financial statements will include a determination of our net asset value and net asset value per share as of the last day of each calendar quarter. These financial statements will, in turn, be reviewed and approved by our full Board of Trustees.

Allocation of Responsibilities for Determination of Fair Value of Our Portfolio Investments

        Our Board of Trustees – with the assistance of our Advisors, officers and, through them, independent valuation agents – is responsible for determining in good faith the fair value of our portfolio investments for which market quotations are not readily available. Our Board of Trustees will make this determination on a quarterly basis and any other time when a decision is required regarding the fair value of our portfolio investments for which market quotations are not available. A determination of fair value involves subjective judgments and estimates. The notes to our financial statements will refer to the uncertainty with respect to our fair value estimates and any change in such fair value estimates. We expect that each determination of the fair value of our portfolio investments will be made upon the recommendation of our audit committee.

        Our Board of Trustees and our audit committee will review and approve our pricing and valuation policies and procedures that will be implemented and followed by our Advisors and officers, and will review and approve any revisions to such policies and procedures. In addition, we expect that our Board of Trustees will retain one or more independent valuation agents to work with our Advisors and officers to provide additional inputs for consideration by our audit committee and to work directly with our full Board of Trustees, at the Board of Trustees' request, with respect to the fair value of our portfolio investments.

        In addition, our Board of Trustees:

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  Meets at least quarterly with our:

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  Chief Compliance Officer and reviews the Chief Compliance Officer's surveillance findings in general, and the Chief Compliance Officer's findings in particular with regard to our Advisors' and our officers' implementation of the valuation procedures;

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  Advisors and officers to ensure that we have taken appropriate remedial action to cure deficiencies, if any, related to our internal control over financial reporting, which may impact the valuation policies and procedures adopted by our Board of Trustees; and

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  Reviews any changes in ASC 820 against our approved valuation policies and procedures to ensure that such valuation policies and procedures are modified and approved, as appropriate, in light of current accounting guidance.

        Because our Board of Trustees has the ultimate responsibility for determining, in good faith, the fair value of our portfolio investments, our Board of Trustees will have direct access to all entities and all persons, including any independent valuation agents, that are involved in assisting with the valuation of our portfolio investments in order to discuss with them the valuation methodologies they have utilized. We believe this will enable our Board of Trustees to fulfill its responsibilities despite any conflicts of interest that may exist.

Determination of Our Net Asset Value

        The Board of Trustees will determine the net asset value per share of our outstanding common shares quarterly by dividing the value of total assets minus liabilities by the total number of common shares outstanding at the time of determination.

Fair Value of Financial Instruments

        Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, we will base fair value on observable market prices or parameters, or derive fair value from such prices or parameters. Where observable prices or inputs are not available, we will apply valuation models. These valuation techniques used in our valuation models may involve some level of estimation and judgment, the degree of which depends on price transparency for the instruments or market and the financial instruments' complexity. We will categorize assets and liabilities recorded at fair value in our financial statements based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

        Level 1:    Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date. The types of assets carried at level 1 fair value generally consist of equity securities that are listed on active security exchanges.

        Level 2:    Inputs, other than quoted prices included in level 1, are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets and inputs other than quoted prices that are observable for the asset or liability.

        Level 3:    Inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

        A significant decrease in the volume and level of activity for an asset or liability is an indication that transactions or quoted prices may not be representative of fair value because, in such market conditions, there may be increased instances of transactions that are not orderly. In those circumstances, we believe further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

        The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of financial instrument, whether the financial instrument is new, whether the financial instrument is traded on an active exchange or in the secondary market, and current market conditions. To the extent that we base valuation upon models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by us in determining fair value is greatest for instruments categorized in level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Depending on the relative liquidity in the markets for certain assets, we may transfer assets to level 3 if we determine that observable quoted prices, obtained directly or indirectly, are not available. The variability of the observable inputs affected by the factors described above may cause instruments to be reallocated between levels 1, 2, and/or 3, which we will recognize at the end of the reporting period. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset.

        Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that we and others are willing to pay for an asset. Ask prices represent the lowest price that we and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, we will not require that fair value always be a predetermined point in the bid-ask range. Our policy will be to allow for mid-market pricing and adjusting to the point within the bid-ask range that meets our best estimate of fair value.

Value Determinations in Connection with this Continuous Offering

        We will sell our shares on a continuous basis at our public offering price. To the extent permitted or required under the rules and regulations of the SEC, we will sell our Shares at a price necessary to ensure that shares are not sold at a price per share, after deducting sales commissions and dealer manager fees, that is below our net asset value per share. If our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website. In addition, if the net asset value per share were to decline below 97.5% of the public offering price, net of sales load, for ten continuous business days (for this purpose, any day on which the principal stock markets in the United States are open for business), then, unless and until our Board of Trustees determines otherwise, we will voluntarily suspend selling shares in this offering until the net asset value per share is greater than 97.5% of the public offering price, net of sales load. Promptly following any such adjustment to the offering price per share, we will file an amendment to the registration statement with the SEC disclosing the adjusted offering price and we will also post the updated information on our website at [            ]. Persons who subscribe for our common shares in this offering must submit subscriptions for a certain dollar amount, rather than a number of common shares and, as a result, may receive fractional shares of our common shares.

        In connection with each subscription closing on the sale of common shares offered pursuant to the prospectus on a continuous basis, we expect that our Board of Trustees may delegate to our officers the authority to test that the net proceeds per share from the sale of shares are equal to, or greater than, our current net asset value per share on the date of each weekly subscription closing. Our officers may consult with our Board of Trustees or audit committee members to confirm their determination that we are not selling our common shares at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value. We expect that our officers, acting under delegated authority from our Board of Trustees, will consider the following factors, among others, in making such determination:

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  the net asset value of our common shares as disclosed in our most recent periodic report filed with the SEC;

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  our Advisors' and officers' assessment of whether any material change in net asset value has occurred (including through any realization of net gains from the sale of a portfolio investment), or any material change in the fair value of portfolio investments has occurred, in each case, from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the weekly subscription closing of our common shares; and

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  the magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our officers' assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the common shares at the date of the weekly subscription closing.

        Importantly, this determination does not require that we calculate and disclose net asset value in connection with each weekly closing and sale of our common shares, but instead it involves the determination by our Advisors and officers, or by our Board of Trustees, that we are not selling our common shares at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value on the date of sale.

        Moreover, to the extent that there is more than a remote possibility that we may: (i) issue common shares at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value of our common shares on the date of sale or (ii) trigger the undertaking provided herein to suspend the offering of common shares pursuant to the prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the Board of Trustees or a committee thereof will elect, in the case of clause (i) above, either to postpone the weekly closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be made at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

        These valuation processes and procedures are part of our compliance program. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common shares offered pursuant to the prospectus, we intend to update the prospectus by filing a prospectus supplement with the SEC. We also intend to make updated information available via our website: [            ].

PLAN OF DISTRIBUTION

The Offering

        The Company is publicly offering, a minimum of 105,000 common shares, and a maximum of 21,000,000 common shares on a continuous basis. We will offer shares at an initial public offering price of $9.52 per share, reflecting that the Dealer Manager will receive selling commissions of 3% and a dealer manager fee of 2.5% of the gross proceeds of shares sold during this time, except as provided below. The Company, the Dealer Manager and selected dealers will solicit subscriptions but will not sell any shares unless we raise gross offering proceeds of at least $1 million within one year from the initial effective date of this offering. Until subscription funds for our shares total $1 million, the funds will be deposited in an interest bearing escrow account at [            ], our escrow agent, and interest earned on such funds will accrue to the benefit of subscribers. Subscription amounts with all interest due will be returned in the event that a minimum of 105,000 common shares are not sold within one year after the date of this prospectus [or within the Extended Period]. We will not charge fees on funds returned if the minimum offering is not met. Any purchases of shares by our Advisors or their affiliates, any officers or directors, or any of our affiliates for the explicit purpose of meeting the minimum offering amount must be made for investment purposes only, and not with a view toward redistribution.

        A shareholder may purchase shares in the offering only after receipt of a final prospectus. The sale to shareholders may not be completed until at least give business days after the date the shareholder receives a final prospectus. The minimum order is $2,000 (or $2,500 for New York non-IRA investments).

        We will sell our shares on a continuous basis at our public offering price. To the extent permitted or required under the rules and regulations of the SEC, we will sell our Shares at a price necessary to ensure that shares are not sold at a price per share, after deducting sales commissions and dealer manager fees, that is below our net asset value per share. If our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

        In addition, if the net asset value per share were to decline below 97.5% of the public offering price, net of sales load, for ten continuous business days (for this purpose, any day on which the principal stock markets in the United States are open for business), then, unless and until our Board of Trustees determines otherwise, we will voluntarily suspend selling shares in this offering until the net asset value per share is greater than 97.5% of the public offering price, net of sales load.

        Promptly following any such adjustment to the offering price per share, we will file an amendment to the registration statement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at [            ].

        The Company intends to limit the number of shares it sells to a maximum amount of 21,000,000 shares.

        The Dealer Manager is Carey Financial, LLC. The Dealer Manager is a member of FINRA and SIPC. The Dealer Manager is headquartered at 50 Rockefeller Plaza, New York, New York 10020. The shares are being offered on a "best efforts" basis, which means generally that the Dealer Manager is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. The Company intends that the common shares offered pursuant to this prospectus will not be listed on any national securities exchange during the offering period, and neither the Dealer Manager nor the selected dealers intend to act as market-makers with respect to our common shares. This prospectus also relates to the shares that we will offer under our Distribution Reinvestment Plan. See "Distribution Reinvestment Plan."

        This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time prior to the stated termination date.

Dealer Manager and Compensation We Will Pay for the Sale of Our Shares

        Our Dealer Manager may engage unrelated, third-party selected dealers in connection with the offering of shares. As used in this prospectus, the term selected dealers includes the Dealer Manager, other members of FINRA and entities exempt from broker-dealer registration. In connection with the sale of shares by selected dealers, our Dealer Manager may reallow to such selected dealers all or any portion of its selling commissions or dealer manager fee.

        Subject to certain reductions described below, our Dealer Manager will receive selling commissions and a dealer manager fee in connection with the Company's shares sold in the offering. Except as noted below, the Dealer Manager will receive selling commissions of up to 3% of the public offering price per share sold in the offering. It is anticipated that substantially all of the selling commissions will be reallowed by the Dealer Manager to selected dealers.

        The Dealer Manager will also receive a dealer manager fee of up to 2.5% of the public offering price per share sold in the offering.

        The Dealer Manager may re-allow to a selected dealer a portion of its dealer manager fee to that selected dealer as a marketing fee based upon such factors as:

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  the volume of sales estimated to be made by the selected dealer; or

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  the selected dealer's agreement to provide one or more of the following services:

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  providing internal marketing support personnel and marketing communications vehicles to assist the Dealer Manager in our promotion;

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  responding to investors' inquiries concerning monthly statements, valuations, distribution rates, tax information, annual reports, reinvestment and repurchase rights and procedures, our financial status and the markets in which we have invested;

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  assisting investors with repurchases; or

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  providing other services requested by investors from time to time and maintaining the technology necessary to adequately service investors.

        In addition, our Dealer Manager may reimburse certain of our selected dealers for:

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  technology costs; and

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  other costs and expenses associated with the primary offering, the facilitation of the marketing of our shares, such as the expenses associated with a web-based platform to assist in identifying potential investors, and the ownership of such shares by our selected dealers' customers.

        These costs will be paid out of the dealer manager fee. There is a possibility that these reimbursements may cause the aggregate compensation paid to a particular selected dealer to exceed ten percent of its sales. For a more complete discussion of all compensation and fees paid in connection with the offering, see "Fees and Expenses."

        In addition, beginning the first calendar quarter after the close of our primary offering, our shares will be subject to distribution and shareholder servicing fees in order to compensate the Dealer Manager and participating broker-dealers and investment representatives for services and expenses related to the marketing, sale and distribution of our shares and/or for providing shareholder services. Because the distribution and shareholder servicing fees are paid out of our assets on a quarterly basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of selling commissions.

        We will cease paying the distribution and shareholder servicing fee at the earlier of: (i) the date at which, in the aggregate, underwriting compensation from all sources, including the distribution and shareholder servicing fee, any organization and offering fee paid for underwriting and underwriting compensation paid by the sponsor and its affiliates, equals 10% of the gross proceeds from our primary offering (i.e., the gross proceeds of this offering excluding proceeds from sales pursuant to our distribution reinvestment plan), calculated as of the same date that we calculate the aggregate distribution and shareholder servicing fee; and (ii) the date at which a liquidity event occurs.

        Beginning the second calendar quarter after the close of our primary offering, our Dealer Manager may, in its discretion, re-allow to participating broker-dealers and investment representatives up to 100% of the distribution and shareholder servicing fee for services that such broker-dealers perform in connection with the distribution of our common shares.

        The distribution and shareholder servicing fee will accrue daily and be paid quarterly in arrears. The distribution and shareholder servicing fee is payable with respect to all shares, excluding shares issued under our distribution reinvestment plan.

        Carey Financial, LLC, as our Dealer Manager, provides services to us, which include conducting broker-dealer seminars, holding informational meetings and providing information and answering any questions concerning this offering. We pay our Dealer Manager a dealer manager fee of 2.5% of the price per share. In addition to re-allowing a portion of the dealer manager fee as a marketing fee, the fee will also be used for certain costs that are viewed by FINRA as included in the 10% underwriting compensation limit, such as the cost of the following activities:

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  travel and entertainment expenses;

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  compensation of our Dealer Manager's employees in connection with wholesaling activities;

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  expenses incurred in coordinating broker-dealer seminars and meetings;

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  wholesaling expense reimbursements paid by our Dealer Manager or its affiliates to other entities;

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  the national and regional sales conferences of our selected dealers;

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  training and education meetings for registered representatives of our selected dealers; and

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  permissible forms of non-cash compensation to registered representatives of our selected dealers, such as logo apparel items and gifts that do not exceed an aggregate value of $100 per annum per registered representative and that are not pre-conditioned on achievement of a sales target. These gifts would include, but not be limited to, seasonal gifts.

        We will reimburse our Dealer Manager and selected dealers for reasonable bona fide due diligence expenses incurred that are supported by a detailed and itemized invoice. Such reimbursements are subject to the limitations on organization and offering expenses described below. In this regard, our advisor may advance the due diligence reimbursements to the Dealer Manager and the selected dealers for which we will reimburse our advisor.

        Under FINRA rules, the total underwriting compensation to be paid to our Dealer Manager and selected dealers from any source in connection with the primary offering, including selling commissions, the dealer manager fee and the distribution and shareholder servicing fee, may not exceed 10% of our gross offering proceeds from the sale of shares in our offering. Our Dealer Manager and we will monitor the payment of all fees and expense reimbursements to assure that this 10% underwriting compensation limit is not exceeded. Our Dealer Manager will reimburse us for any underwriting compensation in excess of FINRA's 10% underwriting compensation limit in the event the offering is abruptly terminated after reaching the minimum offering amount, but before reaching the maximum offering amount.

        In addition to the 10% underwriting compensation limit, FINRA and many states also limit the total organizational and offering expenses (including selling commissions, the dealer manager fee and the distribution and shareholder servicing fee) that we may incur to 15% of our gross offering proceeds. Our Advisors have agreed to reimburse any organizational and offering expenses, excluding selling commissions, the dealer manager fee and the distribution and shareholder servicing fee, that in the aggregate exceed the maximum expense cap. Our Advisors are responsible for the payment of our organization and offering expenses to the extent they exceed 1.5% of the aggregate gross proceeds from the offering, without recourse against or reimbursement by us (excluding selling commissions, the dealer manager fee and the distribution and shareholder servicing fee).

        See "Share Distribution Channels" for a description of the circumstances under which a selling commission and/or dealer manager fee may be reduced or eliminated in connection with certain purchases. Fees expressed as a percentage of the Public Offering Price per share may be higher or lower due to rounding. Selling commissions and dealer manager fees will not be paid in connection with the purchase of shares pursuant to our Distribution Reinvestment Plan.

        To the extent permitted under applicable law and our Declaration of Trust, we have agreed to indemnify the Dealer Manager, selected dealers and selected registered investment advisers against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the Dealer Manager Agreement.

        The Dealer Manager and selected dealers are required to deliver a copy of the prospectus to each potential investor. We may make this prospectus, our subscription agreement, certain offering documents, administrative and transfer forms, as well as certain marketing materials, available electronically to the Dealer Manager and selected dealers as an alternative to paper copies when possible. As a result, if the Dealer Manager or a selected dealer chooses, with an investor's prior consent, it may provide an investor with the option of receiving the prospectus, a subscription agreement, offering documents, administrative and transfer forms, as well as marketing materials, electronically. If the Dealer Manager or a selected dealer chooses to offer electronic delivery of these documents to an investor, it will comply with all applicable requirements of the SEC and FINRA and any laws or regulations related to the electronic delivery of documents. In any case, an investor may always receive a paper copy of these documents upon request to the Dealer Manager or the selected dealer.

Share Distribution Channels

        We expect our Dealer Manager to use multiple distribution channels to sell our shares. Our Dealer Manager is expected to engage selected dealers in connection with the sale of the shares of this offering in accordance with selected dealer agreements. No selected dealers had entered into a selected dealer agreement related to this offering prior to the effective date of our registration statement. Except as otherwise described, selling commissions and dealer manager fees will be paid by us to our Dealer Manager in connection with such sales.

        Neither our Dealer Manager nor its affiliates are expected to compensate any person engaged as a financial advisor by a potential investor to induce such financial advisor to advise favorably for an investment in us.

        The Dealer Manager may re-allow all or a portion of the dealer manager fee earned on sales to the above described purchaser to the affiliated broker-dealer of such purchaser. The net proceeds to us will not be affected by such reduction in selling commissions and dealer manager fees. The discounted price for the shares sold to those purchasers will not apply to any shares sold under our distribution reinvestment plan.

Other Discounts

        From time to time, we may sell equity securities to institutional investors. We may sell common shares directly to institutional investors in this offering or we may sell equity interests in other public offerings or private placement transactions. Such sales may be based upon the price at which common shares are being sold in this offering, or they may be at negotiated prices and on terms that are different from the terms of this offering. We may pay commissions to placement agents, selected dealers, brokers and our Dealer Manager in connection with such transactions that are different from the dealer manager fees and selling commissions described above. In the event of a sale to an institution in this offering at a negotiated price, then we will supplement this prospectus to include:

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  the aggregate amount of the sale;

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  the price per share paid by the institution; and

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  a statement that other similar institutions wishing to purchase at that volume of securities will pay the same price for that volume of securities.

        FINRA member firms selling certain non-traded direct participation programs are required to disclose all pertinent facts relating to the liquidity and marketability of the program, including whether prior programs offered by the program sponsor liquidated on or around the date or time period disclosed in the prospectuses for those programs. Specifically, the liquidity events of W. P. Carey, Inc. 14 completed Corporate Property Associate Programs "CPA®" occurred within the contemplated timeframes for a liquidity event that were disclosed in the initial offering documents for those programs, except with regard to CPA®:1, CPA®:2 and CPA®:3. The initial offering documents for these partnerships contemplated potential liquidity events prior to the end of 1992, 1995 and 1997, respectively.

Minimum Offering Requirement

        Investments are made by completing and properly executing a subscription agreement. Your investment funds must be submitted with the subscription agreement. We, our Dealer Manager, and selected dealers will solicit subscriptions but will not sell any shares unless we raise gross offering proceeds of $1 million within one year from the date of this prospectus. This is referred to as our minimum offering requirement.

        When a Selected Dealer's internal supervisory procedures are conducted at the side at which the Subscription Agreement and check were initially received by the Selected Dealer from the subscriber, the Selected Dealer shall transmit the Subscription Agreement and check to the Escrow Agent by the end of the next business day following receipt of the check and Subscription Agreement. When, pursuant to the Selected Dealer's internal supervisory procedures, the Selected Dealer's final internal supervisory procedures are conducted at a different location (the "Final Review Office"), the Selected Dealer shall transmit the check and Subscription Agreement to the Final Review Office by the end of the next business day following the Selected Dealer's receipt of the Subscription Agreement and check. The Final Review Office will, by the end of the next business day following its receipt of the Subscription Agreement and check, forward both the Subscription Agreement and check to the Escrow Agent. If any Subscription Agreement solicited by the Selected Dealer is rejected by the Dealer Manager or the Company, then the Subscription Agreement and check will be returned to the rejected subscriber within ten business days from the date of rejection. Payment for shares is to be sent to our escrow agent.

        Pending satisfaction of the minimum offering requirement, all subscription payments will be placed in an account held by our designated escrow agent in trust for our subscribers' benefit. If we do not satisfy the minimum offering requirement within one year from the effective date of this prospectus, we will return all funds to subscribers. Funds held in escrow will not incur any fees or expenses. We will bear all expense of the escrow account. Within 30 days after meeting our minimum offering requirement, the funds in the escrow account will be released to us and the subscribing investors will be admitted as shareholders in our Company.

        After the satisfaction of the minimum offering requirement, it is our intention to admit shareholders on a weekly basis. If the subscription agreement is rejected, the funds, without interest or reductions for offering expenses, commissions or fees, will be returned within 30 days after the date of such rejection.

        We will sell our shares on a continuous basis at our public offering price as outlined in our most recent registration statement. However, if our net asset value per share increases above our net proceeds per share as stated in this prospectus (calculated in accordance with the requirements of GAAP), we intend to supplement the prospectus, or file an amendment to our registration statement with the SEC, to sell our common shares at a price necessary to ensure that our shares are not sold at a net price, after deduction of selling commissions (up to 3%) and dealer manager fees (up to 2.5%), that is below our net asset value per share. Therefore, subscriptions for this offering shall be for a specific dollar amount rather than a specified quantity of shares. Except as discussed above, the public offering price of our common shares will always include a provision for a sales load of up to 5.5%, computed as a percentage of the public offering price.

DISTRIBUTION REINVESTMENT PLAN

        Any investor who purchases common shares in this offering may elect to participate in our Distribution Reinvestment Plan by making a written election to participate in such plan on his or her subscription agreement at the time he or she subscribes for shares.

        Subject to our board of trustees' discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on either a weekly, semi-monthly or monthly basis and intend to pay such distributions on a monthly basis. We have adopted an "opt-in" distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional common shares. There will be no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay the reinvestment agent's fees under the plan.

        Participation in the Distribution Reinvestment Plan will commence with the next distribution paid after receipt of an investor's written election to participate in the plan and to all other calendar months thereafter, provided such election is received at least 15 business days prior to the last day of the calendar month.

        Any purchases of our common shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient's home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of trustees authorizes, and we declare, a cash distribution, then if you have "opted in" to our distribution reinvestment plan you will have your cash distributions reinvested in additional common shares, rather than receiving the cash distributions.

        Your distribution amount will purchase shares at a per share price, net of all sales load, that the shares are offered pursuant to the effective registration statement of the public offering. In the event that this offering is suspended or terminated, then the reinvestment purchase price will be the net asset value per share. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our common shares offered pursuant to this prospectus.

        If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered shareholder, you may elect to have your entire distribution reinvested in shares of additional common shares by notifying DST Systems, Inc., the reinvestment agent and our transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to shareholders. If you elect to reinvest your distributions in additional common shares, the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held in a broker-controlled account, you may "opt-in" to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

        We intend to make our ordinary distributions in the form of cash out of assets legally available for distribution, unless shareholders elect to receive distributions in additional shares under our Distribution Reinvestment Plan. If you receive your ordinary cash distributions in the form of our shares, you generally will be subject to the same U.S. federal, state, and local tax consequences as you would have had you elected to receive such distributions in cash. In this case, you will be treated as having received a distribution in the amount of the fair market value of our shares. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which such shares are credited to your account.

        During each quarter, but in no event later than 30 days after the end of each calendar quarter, our transfer agent or another designated agent will mail and/or make electronically available to each participant in the distribution reinvestment plan, a statement of account describing, as to such participant, the distributions received during such quarter, the number of common shares purchased during such quarter, and the per share purchase price for such shares. At least annually, we will include tax information for income earned on shares under the distribution reinvestment plan on a Form 1099-DIV that is mailed to shareholders subject to IRS tax reporting. If your shares are held in a broker-controlled account, your broker will generate the distribution statement on Form 1099-DIV. We reserve the right to amend, suspend or terminate the distribution reinvestment plan. Any distributions reinvested through the issuance of shares through our distribution reinvestment plan will increase our gross assets on which the management fee and the incentive fee are determined and paid under the Investment Advisory Agreement.

        For additional discussion regarding the tax implications of participation in the distribution reinvestment plan, see "Tax Matters." Additional information about the distribution reinvestment plan may be obtained by contacting shareholder services for Carey Credit Income Fund - Series 2015 T at 50 Rockefeller Plaza, New York, New York 10020.

SHARE REPURCHASE PROGRAM

        We do not intend to list our shares on a securities exchange during the offering period and we do not expect there to be a public market for our shares. As a result, if you purchase common shares, your ability to sell your shares will be limited.

        We intend to commence a share repurchase program following our commencement of operations, pursuant to which we intend to conduct quarterly tender offers, on approximately 10% of our weighted average number of outstanding shares in any 12-month period, in accordance with the requirements of Rule 13e-4 under the Exchange Act and the 1940 Act, to allow our shareholders to tender their shares at a price equal to our net asset value per share on the date of repurchase. Our share repurchase program will include numerous restrictions that limit your ability to sell your shares.

        At the discretion of our Board of Trustees, we intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with cash on hand, cash available from borrowings and cash from the sale of our investments as of the end of the applicable period to repurchase shares. In addition, we will limit repurchases in each quarter to 2.5% of the weighted average number of common shares outstanding in the prior four calendar quarters. You may tender all of the common shares that you own. We do not plan to repurchase any shares of any shareholder under the circumstances of death or disability of such shareholder.

        To the extent that the number of common shares tendered to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Delaware law, which prohibit distributions that would cause a trust to fail to meet statutory tests of solvency. The limitations and restriction described above may prevent us from accommodating all repurchase requests made in any year. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.

        We will offer to repurchase shares on such terms as may be determined by our Board of Trustees in its complete and absolute discretion unless, in the judgment of our Independent Trustees, such repurchases would not be in the best interests of our shareholders or would violate applicable law. There is no assurance that our Board will exercise its discretion to offer to repurchase shares or that there will be sufficient funds available to accommodate all of our shareholders' requests for repurchase. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you will likely not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Shareholders will not pay a fee to us in connection with our repurchase of shares under the share repurchase program.

        The Company will repurchase shares from shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Company and to all shareholders. When the Board of Trustees determines that the Company will repurchase shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their shares during the period that a repurchase offer is open may obtain the Company's net asset value per share by contacting W. P. Carey during the period. If a repurchase offer is oversubscribed by shareholders who tender shares, the Company will repurchase a pro rata portion of the shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

        Repurchases of shares from shareholders by the Company will be paid in cash. Repurchases will be effective after receipt and acceptance by the Company of eligible written tenders of shares from shareholders by the applicable repurchase offer deadline. The Company does not impose any charges in connection with repurchases of shares.

        Shares will be repurchased by the Master Fund after the advisory fee has been deducted from the Master Fund's assets as of the end of the month in which the repurchase occurs – i.e., the accrued advisory fee for the month in which Master Fund shares are to be repurchased is deducted prior to effecting the relevant repurchase of Master Fund shares.

        Our assets will consist primarily of our interest in the Master Fund. Therefore, in order to finance our repurchase of shares, we will seek to liquidate a portion of our interest in the Master Fund each quarter. Thus, each of our quarterly repurchase offers will be conducted in parallel with similar repurchase offers made by the Master Fund. Our Board of Trustees also serves as the Board of Trustees for the Master Fund and we expect that the Master Fund will conduct quarterly repurchase offers in order to permit us (and any other feeder fund) to meet our (and its) quarterly repurchase obligations. We cannot make a repurchase offer larger than that made by the Master Fund, and we expect that each quarterly repurchase offer by the Master Fund will generally apply to up to 2.5% of the Master Fund's average number of shares outstanding in the prior four calendar quarters (or such fewer calendar quarters during the Master Fund's first year), except in connection with a Liquidation Repurchase Request. The Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any quarterly repurchase offer.

        Payment for repurchased shares may require the Master Fund to liquidate portfolio holdings earlier than the Advisors would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Master Fund's investment related expenses as a result of higher portfolio turnover rates. The Advisors intend to take measures, subject to policies as may be established by the Master Fund's Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.

 ADDITIONAL INFORMATION

Supplemental Sales Material

        In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, but only in permitted jurisdictions and only when accompanied by or preceded by the delivery of this prospectus, as supplemented. We will submit all supplemental sales materials to the SEC, or to FINRA as permitted by regulation, for review prior to distributing such materials. The supplemental sales material does not contain all of the information material to an investment decision and should only be reviewed after reading our prospectus. The sales materials expected to be used in permitted jurisdictions include:

  •
  investor sales promotion brochures;

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  cover letters transmitting the prospectus;

  •
  brochures containing a summary description of the offering;

  •
  fact sheets describing the general nature of our business and our investment objectives;

  •
  flyers describing our recent investments;

  •
  broker updates;

  •
  online investor presentations;

  •
  third-party article reprints;

  •
  website material;

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  electronic media presentations; and

  •
  client seminars and seminar advertisements and invitations.

        All of the foregoing material will be prepared by W. P. Carey or its affiliates, with the exception of any third-party article reprints. In certain jurisdictions, some or all of such sales materials may not be available.

        We are offering shares in this offering only by means of this prospectus. Although we do not expect that the information contained in our supplemental sales materials will conflict with any of the information contained in this prospectus, as supplemented, the supplemental materials do not purport to be complete and should not be considered a part of, nor as incorporated by reference in, the prospectus or the registration statement of which this prospectus is a part.

Code of Ethics

        We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Persons subject to this code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. Our code of ethics is included as an exhibit to our registration statement for this offering. A copy of our code of ethics is also available on our website: [            ]. You may also read and copy our code of ethics at the SEC's Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, our code of ethics is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of our code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549.]

TAX MATTERS

        The following is a summary of certain U.S. federal income tax consequences to a shareholder who purchases our common shares pursuant to this offering. This summary is subject to change by legislative or administrative action, and any change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular shareholders in light of their individual investment circumstances or to some types of shareholders subject to special tax rules (such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities); persons holding our common shares in connection with a hedging, straddle, conversion or other integrated transactions; persons engaged in a trade or business in the United States; or persons who have ceased to be U.S. citizens or to be taxed as resident aliens; or shareholders who contribute assets to us in exchange for our shares. This discussion assumes that the shareholders hold their common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax aspects affecting us and our shareholders, and the discussion set forth herein does not constitute tax advice. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Tax counsel has not rendered any legal opinion regarding any tax consequences relating to us or our shareholders. Shareholders are urged to consult their own tax advisers to determine the U.S. federal, state, local and foreign tax consequences of investing in our shares.

Taxation of our Company

        Beginning with our taxable year ending [December 31, 2015], we intend to elect to be treated, and to qualify annually thereafter, as a RIC under Subchapter M of the Code. To qualify as a RIC, we must: (a) qualify as a BDC under the 1940 Act at all times during the taxable year; (b) derive in each taxable year at least 90% of our gross income from dividends; interest (including tax-exempt interest); payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies; or net income derived from an interest in a "qualified publicly traded partnership" (a "QPTP"); and (c) diversify our holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies, and other securities (with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, subject to the exception described below), and (ii) not more than 25% of the market value of our total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs.

        In addition, as a RIC, we must distribute to our shareholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses. In this prospectus, we refer to this distribution requirement as the annual distribution requirement. A RIC can elect to treat as paid, during the taxable year, certain dividends actually paid by the RIC in the subsequent taxable year. Such dividends commonly are referred to as spillback dividends. This election affects only the tax treatment of the RIC. The shareholders generally are taxed on dividends in the year such dividends are actually distributed. Any dividend declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by us and received by our U.S. shareholders on December 31 of the calendar year in which the dividend was declared.

        As a RIC, in any fiscal year with respect to which we distribute at least 90% of the sum of our: (i) "investment company taxable income," which includes, among other items, dividends, interest, the excess of any net realized short-term capital gains over net realized long-term capital losses, and other taxable income (other than any net capital gain), reduced by deductible expenses, determined without regard to the deduction for dividends and distributions paid, and (ii) net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions), we (but not our shareholders) generally will not be subject to U.S. federal income tax on investment company taxable income and any realized net long-term capital gains in excess of realized net short-term capital losses, or "net capital gains," distributed to our shareholders. We intend to distribute, in cash and/or our own shares, annually, all or substantially all of such income. To the extent that we retain our net capital gains for investment or any investment company taxable income, we will be subject to U.S. federal income tax. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.

        We may retain some or all of our net capital gains and designate such retained net capital gains as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount each U.S. shareholder will be required to include his, her, or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholders will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder's cost basis for his, her or its common shares. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder's other federal income tax obligations or may be refunded to the extent it exceeds a shareholder's liability for federal income tax. A shareholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that we have paid. For federal income tax purposes, the tax basis of shares owned by a shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder as described in this paragraph. To utilize the deemed distribution approach, we must provide written notice to shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of its investment company taxable income as a "deemed distribution." We may also make actual distributions to our shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount at least equal to the sum of:

  1.
  at least 98% of our ordinary income (taking into account certain deferrals and elections) for the calendar year;

  2.
  at least 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is available and made by us to use our taxable year); and

  3.
  certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

        While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

        We will invest substantially all of our assets in the Master Fund, which intends to qualify as a RIC. Failure of the Master Fund to so qualify will have an adverse effect on our qualification as a RIC. Distributions by the Master Fund and repurchases of shares in the Master Fund may result in taxable distributions to our shareholders of ordinary income or capital gains. If Master Fund shares are acquired within 30 days before or after the repurchase of other shares of the Master Fund at a loss, all or part of that loss will not be deductible by us and, instead, will increase our basis in the newly acquired Master Fund shares.

        If, in any particular taxable year, we do not satisfy the annual distribution requirement or otherwise were to fail to qualify as a RIC (for example, because we fail the 90% annual gross income requirement described above), all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and distributions generally will be taxable to the shareholders as ordinary dividends to the extent of our current and accumulated earnings and profits.

        We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a regular corporation for a particular year would be in our best interests.

Taxation of U.S. Shareholders

        For purposes of this discussion, a "U.S. shareholder" is a holder or a beneficial holder of shares that is for U.S. federal income tax purposes: (i) a person who is a citizen or resident of the U.S., (ii) a domestic corporation (or other entity taxable as a corporation for U.S. federal income tax purposes), (iii) an estate whose income is subject to U.S. federal income tax regardless of its source, or (iv) a trust if: (A) a U.S. court is able to exercise primary supervision over the trust's administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (B) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. A "Non-U.S. shareholder" is a holder or beneficial owner of shares that is not a U.S. shareholder. If a partnership or other entity classified as a partnership for U.S. tax purposes holds the shares, the tax treatment of the partnership and each partner generally will depend on the activities of the partnership and the activities of the partner. Partnerships acquiring shares, and partners in such partnerships, should consult their own tax advisors. Prospective investors that are not U.S. shareholders are urged to consult their own tax advisors with respect to the U.S. federal income tax consequences of an investment in our shares, including the potential application of U.S. withholding taxes.

        Distributions we pay to our shareholders from our ordinary income or from an excess of net realized short-term capital gains over net realized long-term capital losses, which together we refer to in this prospectus as "ordinary income dividends," are generally taxable to you as ordinary income to the extent of our earnings and profits, whether paid in cash or reinvested in additional shares. Due to our expected investments, in general, distributions will not be eligible for the "dividends received" deduction allowed to corporate shareholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of net realized long-term capital gains over net realized short-term capital losses, which we refer to in this prospectus as "capital gain dividends," including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gains if they have been properly designated by us, regardless of the length of time you have owned our shares, whether paid in cash or reinvested in additional shares. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). The reduction in the tax basis of shares by the amount of any return of capital distributions, which will generally result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

Generally, you will be provided with a written notice designating the amount of any ordinary income dividends and capital gain dividends or other distributions as promptly as practicable after the close of the taxable year.

        In the event that we retain any net capital gains, we may designate the retained amounts as undistributed capital gains in a notice to our shareholders. If a designation is made, shareholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. In addition, the tax basis of shares owned by a U.S. shareholder would be increased by an amount equal to the difference between: (i) the amount included in the U.S. shareholder's income as long-term capital gains and (ii) the U.S. shareholder's proportionate share of the corporate tax paid by us.

        If, in January of any calendar year, we pay our shareholders a dividend that was declared during the final calendar quarter of the preceding year to our shareholders of record as of a specified date in such calendar quarter, then the dividend will be treated for tax purposes as being paid by us and received by our shareholders on December 31 of such preceding calendar year (i.e. , the calendar year in which the dividend was declared). Dividends and other taxable distributions are taxable to our shareholders even if they are reinvested in additional common shares. In addition, to the extent that a shareholder purchases additional shares within the Distribution Reinvestment Plan at a discount to fair market value of the shares, the shareholder will be treated for tax purposes as having received an additional distribution equal to the amount of the purchase price discount. A shareholder designating a distribution for reinvestment will be taxed on the amount of such distribution as ordinary income to the extent such distribution is from current or accumulated earnings and profits, unless we have designated all or a portion of the distribution as a capital gain dividend or as a return of capital. In that event, such designated portion of the distribution will be taxed as long-term capital gain or as a return of capital, respectively. Any stock received in a purchase under our Distribution Reinvestment Plan will have a holding period for tax purposes commencing on the day following the day on which shares are credited to your account. If you are purchasing our shares pursuant to a reduction in selling commissions or other fees, as set forth elsewhere in this prospectus, you should consult with your own tax advisor before electing to participate in the Distribution Reinvestment Plan.

        A U.S. shareholder will realize gain or loss on the sale or exchange of our common shares in an amount equal to the difference between the U.S. shareholder's adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, a gain or loss recognized by a U.S. shareholder on the sale or other disposition of our common shares will result in capital gain or loss to such shareholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss realized by a shareholder upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

        If an investor acquires our shares shortly before the record date of a distribution, the price of our shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her, or its investment.

        The repurchase or transfer of our shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply to tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes, and may instead constitute a distribution subject to evaluation as a deemed dividend. Alternatively, shareholders who tender all of their shares (including shares deemed owned by such shareholders through application of the constructive ownership rules) will be treated as having sold their shares and generally will realize a capital gain or loss.

        An additional 3.8% tax will be imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts. For these purposes, "net investment income" will generally include, among other things, dividends (including dividends paid with respect to our shares to the extent paid out of our current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of our shares), but will be reduced by any deductions properly allocable to such income or net gain. Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

        Federal law generally requires us to report our shareholders' cost basis, gain/loss and holding period to the IRS on Form 1099-Bs when "covered" securities are sold. For purposes of these reporting requirements, all of our shares acquired by non-tax exempt and noncorporate shareholders, including those acquired through our Distribution Reinvestment Plan, will be considered covered securities. We have chosen FIFO (first-in, first-out) as our standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way we will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing transaction prices and the entire position is not sold at one time. To the extent you are subject to IRS tax reporting, our standing tax lot identification method is the method covered securities will be reported on your Form 1099 if you do not select a specific tax lot identification method. In such case, you may choose a method different than our standing method and will be able to do so from the time you are admitted as a shareholder up through and until the sale of the covered securities. For those securities defined as "covered" under current IRS cost basis tax reporting regulations, we are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. We are not responsible for the reliability or accuracy of the information for those securities that are not "covered." We encourage you to refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances and any decisions you may make with respect to choosing a tax lot identification method.

        As required by the Code, we will send each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing the amounts includible in such U.S. shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the "qualified dividend income" rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder's particular situation. As described above, dividends distributed by us generally will not be eligible for the qualified dividend income rate (with respect to individual shareholders) or the corporate dividends received deduction (with respect to corporate shareholders).

        If a shareholder recognizes a loss with respect to our shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

        We may be required to withhold federal income tax, which we refer to in this prospectus as backup withholding, currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. shareholder: (i) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is typically his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder's federal income tax liability, provided that proper information is provided to the IRS.

        We will be treated as a "publicly offered regulated investment company" (within the meaning of Section 67 of the Code) if either (i) our common shares and our preferred stock collectively being held by at least 500 persons at all times during a taxable year or (ii) our common shares being treated as regularly traded on an established securities market. If we are not treated as a publicly offered regulated investment company for any calendar year, for purposes of computing the taxable income of U.S. shareholders that are individuals, trusts or estates, (i) our earnings will be computed without taking into account such U.S. shareholders' allocable shares of the management and incentive fees paid to our investment adviser and certain of our other expenses, (ii) each such U.S. shareholder will be treated as having received or accrued a dividend from us in the amount of such U.S. shareholder's allocable share of these fees and expenses for the calendar year, (iii) each such U.S. shareholder will be treated as having paid or incurred such U.S. shareholder's allocable share of these fees and expenses for the calendar year and (iv) each such U.S. shareholder's allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. shareholder. Miscellaneous itemized deductions generally are deductible by a U.S. shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. shareholder's miscellaneous itemized deductions exceeds 2% of such U.S. shareholder's adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 67 of the Code.

        Shareholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax consequences of an investment in our shares.

Taxation of Investments

        Certain investment practices of the Master Fund are subject to special and complex U.S. federal income tax provisions that may: (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction; (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income; (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited); (iv) cause the Master Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. We will monitor the Master Fund's transactions and may decide to have the Master Fund make certain tax elections, may require the Master Fund to borrow money, or may require the Master Fund to dispose of securities to mitigate the effect of these rules and prevent the Master Fund's disqualification as a RIC.

        Investments made by the Master Fund in securities issued at a discount or providing for deferred interest or paid-in-kind interest are subject to special tax rules that will affect the amount, timing and character of distributions to our shareholders. For example, with respect to securities issued at a discount, the Master Fund will generally be required to accrue daily, as income, a portion of the discount and to distribute such income to us each year to maintain its qualification as a RIC and to avoid U.S. federal income and excise taxes. Since in certain circumstances the Master Fund may recognize income before or without receiving cash representing such income, the Master Fund may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining its RIC status and avoiding U.S.

federal income and excise taxes. Accordingly, the Master Fund may have to sell some of its investments at times the Master Fund would not consider advantageous, raise additional debt or equity capital, distribute its own shares, or reduce new investment originations to meet these distribution requirements. If the Master Fund is not able to obtain cash from other sources and fails to qualify as a RIC, we may fail to qualify as a RIC and thereby be subject to corporate-level income tax.

        In the event the Master Fund invests in foreign securities, the Master Fund may be subject to withholding and other foreign taxes with respect to those securities. The Master Fund does not expect to satisfy the requirement to pass through to our shareholders their share of the foreign taxes paid by the Master Fund.

        The Master Fund may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes). Thus, it is possible that one or more such entities in which the Master Fund invests could be treated under the Code and the U.S. Treasury regulations as a "passive foreign investment company" or a "controlled foreign corporation." The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require the Master Fund to recognize income where the Master Fund does not receive a corresponding payment in cash and make distributions with respect to such income in order to maintain its status as a RIC. Under such circumstances, the Master Fund may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. Furthermore, under certain circumstances, an investment in a passive investment company could result in a tax imposed on the Master Fund and/or an increase in the amount of taxable distributions by the Master Fund.

Taxation of Non-U.S. Shareholders

        Whether an investment in the common shares is appropriate for a Non-U.S. shareholder will depend upon that person's particular circumstances. An investment in our common shares by a Non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisors before investing in our common shares.

        Distributions of our "investment company taxable income" to Non-U.S. shareholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to Non-U.S. shareholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. shareholder, in which case the distributions will generally be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal tax if the Non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

        Under a provision that has expired for taxable years of RICs beginning after December 31, 2013 (unless the provision is extended by the U.S. Congress), properly designated dividends received by a Non-U.S. shareholder generally were exempt from U.S. federal withholding tax when they (i) were paid in respect of our "qualified net interest income" (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) were paid in connection with our "qualified short-term capital gains" (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). There can be no assurance that this provision will be extended, and even if it is extended, depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as eligible for this exemption from withholding.

        Actual or deemed distributions of our net capital gains to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale of our common shares, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. shareholder in the United States or, in the case of an individual Non-U.S. shareholder, the shareholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

        If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of our common share that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable treaty).

        A Non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. shareholder provides us or the dividend paying agent with an applicable IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

        Effective July 1, 2014, we are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) repurchase proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to us to enable us to determine whether withholding is required.

        An investment in shares by a non-U.S. person may also be subject to U.S. federal estate tax. Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax, U.S. federal estate tax, withholding tax and state, local and foreign tax consequences of acquiring, owning or disposing of common shares.

LEGAL MATTERS

        Certain legal matters regarding the common shares offered hereby have been passed upon for us by Dechert LLP.

EXPERTS

        The balance sheet of [            ] as of [            ], 2014 has been audited by [            ], an independent registered public accounting firm, as stated in their report appearing in the registration statement. This financial statement is included in the registration statement in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

 SHAREHOLDER PRIVACY NOTICE

        We collect nonpublic personal information about our shareholders in the ordinary course of establishing and servicing their accounts. Nonpublic personal information means personally identifiable financial information that is not publicly available and any list, description or other grouping of shareholders that is derived using such information. For example, it includes a shareholder's address, social security number, account balance, income, investment activity and bank account information. We collect this information from the following sources:

  •
  account applications or other required forms, correspondence (written or electronic), or from telephone contacts with customers inquiring about us;

  •
  transaction history of a shareholder's account; and

  •
  service providers.

        We will not disclose nonpublic personal information about our shareholders or their account(s) to anyone without their consent other than to:

  •
  Our service providers, including our Advisors, as necessary for the servicing of your account. Our service providers in turn have an obligation to protect the confidentiality of your personal information.

  •
  Companies that may perform marketing services on our behalf or pursuant to joint marketing agreements. These marketing companies also have an obligation to protect confidential information.

  •
  Government officials or other persons unaffiliated with us, to the extent required by federal or Delaware law or our Declaration of Trust, including in accordance with subpoenas, court orders and requests from government regulators.

        If you decide to close your account(s), we will still adhere to the practices described in this notice.

        If you invest in our common shares through a financial intermediary, such as a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with other parties.

        We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Carey Credit Income Fund - Series 2015 T

A Business Development Company

For More Information:

Contacting us:    You can request free copies of this prospectus and discuss your questions about us by contacting us at:

For questions about our investment management, please contact:

Securities and Exchange Commission Information:    You can also review our filings and the prospectus on the SEC's website at www.sec.gov/edgar/searchedgar/companysearch.html or at the Public Reference Room of the SEC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

  Public Reference Room
  Securities and Exchange Commission
  Washington, D.C. 20549-0102
  E-mail address:   publicinfo@sec.gov

SEC File No. [            ]

Dealer Manager: Carey Financial, LLC, member of FINRA/SIPC

PART C – OTHER INFORMATION

ITEM 25.    FINANCIAL STATEMENTS AND EXHIBITS

(1)
Financial Statements:

  The following financial statements of Carey Credit Income Fund - Series 2015 T (the "Registrant" or the "Company") are included in Part A of this Registration Statement:

Page
Report of Independent Registered Public Accounting Firm	[ ]
Balance Sheet as of [ ], 2014	[ ]
Notes to Financial Statements	[ ]
(2)
Exhibits:

(a)(1)	Certificate of Trust.*
(a)(2)	Certificate of Amendment to Certificate of Trust.*
(a)(3)	Agreement and Declaration of Trust.**
(b)	By-Laws.**
(c)	Not Applicable.
(d)	Form of Subscription Agreement.**
(e)	Distribution Reinvestment Plan of the Registrant.**
(f)	Not Applicable.
(g)(1)	Investment Advisory Agreement.**
(g)(2)	Investment Sub-Advisory Agreement.**
(h)(1)	Form of Dealer Manager Agreement. **
(h)(2)	Form of Selected Dealer Agreement. **
(i)	Not Applicable.
(j)	Form of Custodian Agreement.**
(k)(1)	Form of Escrow Agreement.**
(k)(2)	Expense Support and Conditional Reimbursement Agreement. **
(l)	Opinion and Consent of Dechert LLP.**
(m)	Not Applicable.
(n)	Consent of Independent Registered Public Accounting Firm. **
(o)	Not Applicable.
(p)	Not Applicable.
(q)	Not Applicable.
(r)(1)	Code of Ethics of the Company.**
(r)(2)	Code of Ethics of the Advisor.**
(r)(3)	Code of Ethics of the Sub-Advisor.**
(s)	Powers of Attorney. **
*
Filed herewith.
**
To be filed by amendment.

ITEM 26.    MARKETING ARRANGEMENTS

        The information contained under the heading "Plan of Distribution" in this Registration Statement is incorporated herein by reference.

ITEM 27.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

        The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees		$25,760
FINRA Filing Fee	$	[ ]
Blue Sky Expenses	$	[ ]
Advertising and Sales Literature	$	[ ]
Accounting fees and expenses	$	[ ]
Legal fees and expenses	$	[ ]
Printing	$	[ ]
Miscellaneous	$	[ ]
Total	$	[ ]

ITEM 28.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

        Not applicable.

ITEM 29    NUMBER OF HOLDERS OF SECURITIES

        Title of Class: Shares of Beneficial Ownership. Number of Record Holders: [            ].

ITEM 30.    INDEMNIFICATION

        [            ].

ITEM 31.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISORS

        A description of any other business, profession, vocation, or employment of a substantial nature in which Carey Credit Advisors, LLC ("W.P. Carey"), and each director or executive officer of W.P. Carey, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled "Management of the Company and the Master Fund – Key Personnel of Our Advisors." Additional information regarding W.P. Carey and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. [    •    ]-[            ]), and is incorporated herein by reference.

        A description of any other business, profession, vocation, or employment of a substantial nature in which Guggenheim Partners Investment Management, LLC ("Guggenheim"), and each director or executive officer of Guggenheim who performs a policy-making function for Guggenheim in connection with the performance of its services under the Investment Sub-Advisory Agreement between Guggenheim and W.P. Carey, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled "Management of the Company and the Master Fund – Key Personnel of Our Advisors." Additional information regarding Guggenheim and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-66786), and is incorporated herein by reference.

ITEM 32.    LOCATION OF ACCOUNTS AND RECORDS

        The [            ] maintains certain required accounting related and financial books and records of Registrant at [            ]. The other required books and records are maintained by the Advisor at 50 Rockefeller Plaza, New York, New York 10020.

ITEM 33.    MANAGEMENT SERVICES

        Not Applicable.

ITEM 34.    UNDERTAKINGS

        We hereby undertake:

        (1)   to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement, or (ii) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;

        (2)   to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

            (i)  to include any prospectus required by Section 10(a)(3) of the Securities Act;

           (ii)  to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

          (iii)  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

        (3)   that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

        (4)   to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

        (5)   that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

        (6)   that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

            (i)  any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act [17 CFR 230.497];

           (ii)  the portion of any advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

          (iii)  any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on September 22, 2014.

CAREY CREDIT INCOME FUND - SERIES 2015 T
/s/ Trevor Bond
By:	Trevor Bond
Title:	Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Trevor Bond Trevor Bond	Chief Executive Officer	September 22, 2014
/s/ Mark Goldberg Mark Goldberg	Trustee	September 22, 2014
/s/ Brian Williams Brian Williams	Chief Financial Officer (Principal Financial and Accounting Officer)	September 22, 2014

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Carey Credit Income Fund has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on September 22, 2014.

CAREY CREDIT INCOME FUND
/s/ Trevor Bond
By:	Trevor Bond
Title:	Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Trevor Bond Trevor Bond	Chief Executive Officer	September 22, 2014
/s/ Mark Goldberg Mark Goldberg	Trustee	September 22, 2014
/s/ Brian Williams Brian Williams	Chief Financial Officer (Principal Financial and Accounting Officer)	September 22, 2014

EXHIBIT INDEX

Ex-99(a)(1)        Certificate of Trust

Ex-99(a)(2)        Certificate of Amendment to Certificate of Trust